Registration Nos. 33-44745
                                                                      811-1491

                As filed with the Commission on April 18, 1997

                    --------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.  ___               [ ]
     Post-Effective Amendment No.   6               [X]

                                    and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  22                              [X]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)
                                (713) 831-3633
              (Depositor's Telephone Number, including Area Code)

                            Steven A. Glover, Esq.
               Associate General Counsel and Assistant Secretary
                    American General Life Insurance Company
                  2727-A Allen Parkway, Houston, Texas 77019
                    (Name and Address of Agent for Service)

        Copies of all communications to Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N. W., Suite 825
                            Washington, D.C. 20036
                        Attention: Gary O. Cohen, Esq.

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that the filing will become effective (check appropriate box)

          |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 1997 pursuant to paragraph (b) of Rule 485
          |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |_| on (date) pursuant to paragraph (a)(1) of Rule 485
          |_| 75 days after filing pursuant to paragraph (a)(2)
          |_| on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

          |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number or amount of its securities under the Securities Act of 1933. That election was previously filed in Registrant's Form N-4 registration statement (File No. 2-26414). Registrant filed a Rule 24f-2 Notice on February 28, 1997 for its most recent fiscal year ended December 31, 1996.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                                   FORM N-4

                             Cross Reference Sheet
                            Pursuant to Rule 495(a)
                       Under the Securities Act of 1933

                                    PART A

Form N-4
ITEM NO.                                                       PROSPECTUS CAPTION

 1.  Cover Page .............................................  Cover Page

 2.  Definitions.............................................  Definitions

 3.  Synopsis................................................  Prospectus Summary

 4.  Condensed Financial Information.........................  Selected Accumulation Unit
                                                               Data

 5.  General Description of Registrant,
     Depositor and Portfolio Companies.......................  AG Life, Separate Account
                                                               A and  Portfolio Company

6.   Deductions..............................................  Deductions and Charges

7.   General Description of Variable
     Annuity Contracts.......................................  The Contract

8.   Annuity Period .........................................  The Contract -- The
                                                               Annuity Period

9.   Death Benefit...........................................  The Contract -- Death
                                                               Benefits

10.  Purchases and Contract Value............................  The Contract; Deductions
                                                               and Charges

11.  Redemptions.............................................  The Contract

12.  Taxes...................................................  Federal Income Tax
                                                               Matters

13.  Legal Proceedings.......................................  Not Applicable

14.  Table of Contents of Statement
     of Additional Information...............................  Table of Contents of the
                                                               Statement of Additional
                                                               Information

                                    PART B

                                                                                 Caption in
Form N-4                                                                         Statement of
ITEM NO.                                                                         ADDITIONAL INFORMATION

15.  Cover Page..............................................  Cover Page

16.  Table of Contents.......................................  Table of Contents

17.  General Information and History.........................  General Information

18.  Services................................................  Services; Independent
                                                               Auditors

19.  Purchase of Securities Being Offered....................  Distribution

20.  Underwriters............................................  Distribution

21.  Calculation of Performance Data.........................  Calculation of
                                                               Accumulation Unit Values

22.  Annuity Payments........................................  Annuity Payments

23.  Financial Statements....................................  Financial Statements


                                    PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                INDIVIDUAL VARIABLE RETIREMENT ANNUITY CONTRACT

                                  OFFERED BY

                        AMERICAN GENERAL LIFE INSURANCE
                                    COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT
                   P. O. BOX 1401, HOUSTON, TEXAS 77251-1401
                        1-800-247-6584 OR 713/831-3505

The individual variable retirement annuity contract (the "Contract") described by this Prospectus is offered by American General Life Insurance Company ("AGL"), the successor to California-Western States Life Insurance Company ("Cal-Western"), for use in connection with certain tax-qualified plans established under the Internal Revenue Code of 1986, as amended (the "Code"). Payments received with respect to a Contract (subject to certain deductions) are deposited by AGL in the separate investment account entitled American General Life Insurance Company Separate Account A ("Separate Account A") for further investment.

Separate Account A is a unit investment trust separate account. Separate Account A currently consists of six Divisions, each of which invests exclusively in shares of one of the separate portfolios ("Funds") of American General Series Portfolio Company ("Portfolio Company"). Portfolio Company currently consists of 13 Funds. The Divisions of Separate Account A invest in the following six Funds: MidCap Index Fund, Timed Opportunity Fund, Money Market Fund, Capital Conservation Fund, Government Securities Fund, and Stock Index Fund.

This Prospectus contains information regarding the Contract that investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, incorporated herein by reference and dated May 1, 1997, has been filed with the Securities and Exchange Commission ("SEC"). Investors can obtain a free copy of the Statement of Additional Information by contacting AGL at the address or telephone number given above. The Table of Contents for the Statement of Additional Information appears at the end of this Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE
CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS.

INVESTORS ARE ADVISED TO RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

                         PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                         Page
                                                                        Number
                                                                       --------
Definitions.............................................................  3
Fee Table...............................................................  4
Prospectus Summary......................................................  6
     A.  The Contract...................................................  6
     B.  AGL............................................................  7
     C.  Separate Account A.............................................  7
     D.  Sales Charges and Other Deductions.............................  7
     E.  Free Look......................................................  7
Selected Accumulation Unit Data.........................................  8
AGL, Separate Account A and Portfolio Company...........................  9
     A.  AGL and Separate Account A.....................................  9
     B.  Portfolio Company.............................................. 11
Deductions and Charges.................................................. 13
     A.  Deduction for Sales and Administrative Expenses................ 13
     B.  Deduction for Premium Taxes.................................... 14
     C.  Withdrawal Charge.............................................. 15
     D.  Maintenance Charge............................................. 15
     E.  Deduction for Mortality and Expense Risks...................... 15
     F.  Contract Expense Guarantee..................................... 16
     G.  Other Charges.................................................. 16
The Contract............................................................ 17
     A.  General Description............................................ 17
     B.  The Accumulation Period........................................ 18
     C.  The Annuity Period............................................. 20
     D.  Death Benefits................................................. 24
Federal Income Tax Matters.............................................. 25
     A.  General........................................................ 25
     B.  Qualified Contracts Purchased by Certain Tax-Exempt Employers.. 25
     C.  Individual Retirement Annuities................................ 26
     D.  Simplified Employee Pension Plans.............................. 27
     E.  Simple Retirement Accounts..................................... 27
     F.  Other Qualified Plans.......................................... 27
     G.  Private Employer Unfunded Deferred Compensation Plans.......... 28
     H.  Excess Distributions - 15% Tax................................. 28
     I.  Federal Income Tax Withholding and Reporting................... 29
Voting Rights........................................................... 29
The Statement of Additional Information................................. 30
Table of Contents of The Statement of Additional Information............ 30

NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE  ANY  INFORMATION  OR TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT
OF ADDITIONAL  INFORMATION IN CONNECTION WITH THIS OFFERING,  AND, IF GIVEN OR
MADE,  SUCH  INFORMATION OR  REPRESENTATION  MUST NOT BE RELIED UPON AS HAVING
BEEN  AUTHORIZED.  NO OFFER  SHALL BE DEEMED MADE IN ANY  JURISDICTION  TO ANY
PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.


                                       2


                                  DEFINITIONS

ACCUMULATION PERIOD -- The period between the date of the first purchase payment for a Variable Annuity contract and the Annuity Commencement Date.

ACCUMULATION UNIT -- An accounting unit of measure used to calculate the value of a Contract before Annuity payments begin.

ACCUMULATED VALUE -- The dollar value of a Variable Account.

ANNUITANT -- A natural person upon whose life Annuity payments are based.

ANNUITY -- A series of payments for life or a designated period subject to the terms of the Contract.

ANNUITY COMMENCEMENT DATE -- The date on which Annuity payments are to commence, ordinarily the retirement date.

ANNUITY PERIOD -- The period during which Annuity payments are made.

ANNUITY UNIT -- An accounting unit of measure used to calculate the amount of Annuity payments.

BENEFICIARY -- The person to whom death benefits will be paid upon death of the Annuitant before the Annuity Period or the end of a guaranteed period.

CONTRACT OWNER -- The owner of the Contract, who may be the Annuitant or some other person or entity.

DIVISION  --  The  particular   Division  of  Separate   Account  A  in  which
Accumulation Units in Separate Account A are accumulated.

FUND -- A separate portfolio of American General Series Portfolio Company.

IRA CONTRACT -- An Individual  Retirement  Annuity meeting the requirements of
Section 408(b) of the Code.

PARTICIPANT  -- A  Contract  Owner or  person  who has a fully  vested  (100%)
interest in benefits provided under a Contract.

PERIODIC PAYMENTS -- Amounts paid on a continuing basis to purchase an Annuity.

SEPARATE  ACCOUNT A -- The separate account of American General Life Insurance
Company used to fund the variable aspects of the Contract.

TERMINATION -- A total redemption of the Contract.

VALUATION  PERIOD -- The interval  between two  consecutive  Valuation  Times.
Values within a Valuation Period are determined at the end of the Period.

VALUATION  TIME -- The time on any day as of which the  Divisions  of Separate
Account A are valued.


                                       3


VARIABLE ACCOUNT -- The account in which Accumulation Units acquired under the Contract are kept in Separate Account A.

VARIABLE ANNUITY -- A series of Annuity payments, the amount of which will increase or decrease to reflect the net investment experience of the Stock
Index Division of Separate Account A.

WITHDRAWAL  --  Withdrawing  (redeeming)  a portion or all of the  Accumulated
Value of the Contract without surrendering the Contract.

                                   FEE TABLE

The purpose of the  following  Fee Table and  Examples  is to assist  Contract
Owners and Participants in understanding the transaction and operating expenses that a Contract Owner or Participant will bear directly or indirectly under a Contract or participation. The Fee Table reflects expenses of Separate
Account A and of Portfolio Company's Funds. The Fee Table and Examples assume the highest deductions possible under a Contract or participation, whether or not such deductions actually would be made under such a Contract or participation.


CONTRACT OWNER TRANSACTION EXPENSES(1)
      Maximum Sales Expense Deduction Imposed on
      Purchases (as a percentage of the aggregate
      amount of purchase payments) . . . . . . . . . . .  4.5%

      Maximum Withdrawal Charge  . . . . . . . . . . . . $5.00 plus 2% of the net amount withdrawn

      Maximum Administrative Expense Deduction
      Imposed on Purchases (as a percentage of the
      aggregate amount of purchase payments) . . . . . .  0.5%

      Maintenance Charge (assessed each month)(2). . . . $0.75

DIVISION ANNUAL EXPENSES AFTER EXPENSE REIMBURSEMENTS
(AS A PERCENTAGE OF ANNUAL VALUE OF A DIVISION)

                         MIDCAP           TIMED          MONEY        CAPITAL       GOVERNMENT       STOCK
                         INDEX         OPPORTUNITY       MARKET     CONSERVATION    SECURITIES       INDEX
                        DIVISION        DIVISION        DIVISION      DIVISION       DIVISION        DIVISION(3)

Mortality Risk Fee       .9000%         .9000%          .9000%         .9000%        .9000%          .9000%

Expense Risk Fee         .1017%         .1017%          .1017%         .1017%        .1017%          .1017%
                        --------       --------        --------       --------      --------        --------

Total Division
Annual Expenses         1.0017%        1.0017%         1.0017%        1.0017%       1.0017%         1.0017%

Division Expense
Reimbursement(4)        (.0867)%       (.2467)%        (.2467)%       (.2467)%      (.2367)%        (.0267)%
                        --------       --------        --------       --------      --------        --------

Total Division
Annual
Expenses
After Expense
Reimbursement            .9150%         .7550%          .7550%         .7550%        .7650%          .9750%
                        --------       --------        --------       --------      --------        --------

(Footnotes are on the next page.)


                                       4


FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                            MIDCAP           TIMED          MONEY        CAPITAL       GOVERNMENT       STOCK
                            INDEX         OPPORTUNITY       MARKET     CONSERVATION    SECURITIES       INDEX
                            FUND             FUND           FUND          FUND            FUND           FUND
                            ------        -----------       ------     ------------    ----------       -----
Management Fees              .350%         .500%           .500%          .500%         .500%           .280%

Other Expenses               .060%         .070%           .070%          .070%         .060%           .070%

Total Fund
  Annual Expenses(5)         .410%         .570%           .570%          .570%         .560%           .350%

Combined Total Annual
    Expenses (Separate
    Account A plus
    applicable Fund)        1.3250%       1.3250%         1.3250%        1.3250%       1.3250%         1.3250%

(1) Premium taxes are not shown. AGL postpones the computation and deduction of premium taxes until the Annuity Commencement Date, whenever permitted by state law. If a state so requires, the amount of the tax may be deducted from Periodic or single Payments when received. (See "Deduction for Premium Taxes".)

(2) The Maintenance Charge is assessed for each month after AGL's receipt of the first purchase payment and prior to the Annuity Commencement Date. (See "Maintenance Charge".)

(3) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division was renamed the Stock Index Division.

(4) Contracts funded through Separate Account A are subject to a Contract Expense Guarantee. (See "Contract Expense Guarantee".)

(5) Expenses have been restated to reflect current charges.

                -----------------------------------------------


Example 1 --    Assuming total withdrawal at the end of the applicable period.
                A $1,000 investment would be subject to the expenses shown, assuming 5% return on assets.


                                            1 YEAR             3 YEARS              5 YEARS             10 YEARS
                                            ------             -------              -------             --------

MidCap Index Division                       $88                $ 117                 $ 148                $ 223

Timed Opportunity Division                  $88                $ 117                 $ 148                $ 223

Money Market Division                       $88                $ 117                 $ 148                $ 223

Capital Conservation Division               $88                $ 117                 $ 148                $ 223

Government Securities Division              $88                $ 117                 $ 148                $ 223

Stock Index Division                        $88                $ 117                 $ 148                $ 223


Example 2 --    Assuming a Participant annuitizes at the end of the applicable period,  or  does  not  make  a  total  withdrawal.  A  $1,000 investment would be subject to the expenses shown, assuming 5% return on assets.

                                            1 YEAR             3 YEARS              5 YEARS             10 YEARS
                                            ------             -------              -------             --------


MidCap Index Division                       $63                $ 90                  $ 120                $ 204

Timed Opportunity Division                  $63                $ 90                  $ 120                $ 204

Money Market Division                       $63                $ 90                  $ 120                $ 204

Capital Conservation Division               $63                $ 90                  $ 120                $ 204

Government Securities Division              $63                $ 90                  $ 120                $ 204

Stock Index Division                        $63                $ 90                  $ 120                $ 204


The Examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. (See "Deductions and Charges" in this Prospectus and "Investment Management" in Portfolio Company's prospectus.)

                              PROSPECTUS SUMMARY

A.  THE CONTRACT

The Contract offered by this Prospectus is designed to provide individuals with retirement benefits through the investment of Periodic Payments in Separate Account A, and by the application of Accumulated Values to provide Fixed or Variable Annuity payments.

The Contract may be used in connection with pension and profit sharing plans established by partnerships and sole proprietors and qualified under Section 401 of the Code ("Qualified Plans"). Qualified Plans also include plans which have been referred to as H.R. 10 plans. In addition, the Contract may be used in Annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code. Employees and self-employed individuals participating in these plans may take advantage of certain federal income tax benefits incidental to the plans. (See "Federal Income Tax Matters".)

This  Prospectus  describes  only  the  Variable  Annuity  provisions  of  the
Contract,   except  where  the  Fixed  Annuity   provisions  are  specifically
mentioned.

The Accumulated Value of the Variable Account will vary up or down to reflect the investment performance of the Division of Separate Account A in which a Contract Owner or Participant is invested and the amount of each Variable Annuity payment will vary up or down to reflect the investment performance of the Stock Index Division of Separate Account A. This is the basic difference between a Variable Annuity and a Fixed Annuity. Under a Fixed Annuity,AGL assumes the risk of investment gain or loss, specifying a minimum interest rate and minimum payment amount. Under a Variable Annuity, the Contract Owner, Participant or Annuitant assumes the investment risk. There is no assurance that the value of the Variable Account or the amount of Annuity payments received will equal or exceed the payments made under the Contract. Upon the death of the Annuitant before the Annuity Commencement Date, the Accumulated Value of the Variable Account minus any applicable premium taxes is paid as a death benefit. (See "Death Benefits".)

The Contracts provide a life Annuity with 120 monthly payments guaranteed ("Basis Annuity" starting on a selected Annuity Commencement date. In place of the Basic Annuity, various settlement options are available. (See "The Annuity Period".)

B.  AGL

AGL, the issuer of the Contract, is a stock life insurance company organized under the laws of the State of Texas and an indirect wholly-owned subsidiary of American General Corporation ("AGC"). AGL is the successor to Cal-Western, a California corporation organized in 1910. AGL's principal business office and principal executive office are both located at 2727-A Allen Parkway, Houston, Texas 77019-2191. All inquiries regarding Participants' accounts, the Contracts or any related matter should be directed to AGL's Annuity Administration Department at the address and phone number shown on the cover of this Prospectus.

C.  SEPARATE ACCOUNT A

Separate Account A is a separate investment account of AGL originally created in 1966 under the laws of California, and currently established under the laws of Texas. Separate Account A consists of six Divisions each of which corresponds to one of the Funds of Portfolio Company. The Divisions of Separate Account A serve as investment vehicles for Periodic Payments made pursuant to the Contracts and certain other variable annuity contracts issued by AGL.

D.  SALES CHARGES AND OTHER DEDUCTIONS

Contracts may be purchased with a single payment or Periodic Payments. Deductions are made from purchase payments under the Contracts for sales, administrative expenses and premium taxes. For sales and administrative expenses, the deduction ranges from a maximum of 5% to a minimum of 2% (5.26% to 2.04% of the amount invested after the deduction). No deduction for sales or administrative expenses will be made from amounts accumulated under the fixed Annuity provisions of the Contract. The current range of premium taxes is 0% to 3.5%.

A maintenance charge of $.75 per month is made against each Contract prior to the Annuity Commencement date. In addition, a deduction of 1.0017% of the value of its assets annually is made daily from the assets of Separate Account
A. The deduction consists of .9000% for mortality risk charges and .1017% for expense risk charges.

A charge is made for each Withdrawal made before the Annuitant reaches age 59 1/2, ranging from a maximum of $5.00 plus 2% of the net amount withdrawn to a minimum of $5.00 depending on the date of Withdrawal.

In addition to the above, an investor should be aware that certain withdrawal amounts may be subject to a 10% penalty tax under Section 72(t) of the Code. (See "Federal Income Tax Matters".)

E.  FREE LOOK

The Contracts allow the Contract Owner to revoke the Contract by returning it to AGL within ten days of delivery, or such longer period as may be required by state law. AGL will refund an amount equal to all payments received with respect to the Contract, unless a larger refund is required by state law. The Withdrawal Charge will not apply. (See "General Description" under "The Contract".)

                  SELECTED ACCUMULATION UNIT DATA (UNAUDITED)

The information presented below shows Accumulation Unit information for the Divisions of Separate Account A which, since the date of the Reorganization (as described below) on April 28, 1989, have either received transfers or had purchase payments allocated to them:

                           MIDCAP          TIMED          CAPITAL         MONEY         GOVERNMENT          STOCK
                           INDEX         OPPORTUNITY    CONSERVATION      MARKET        SECURITIES          INDEX
                          DIVISION         DIVISION       DIVISION        DIVISION        DIVISION          DIVISION(1)
                          --------       -----------    -------------     --------      ----------          --------
Accumulation Unit
Values (Beginning
of Period)               $1.0000000(2)   $1.0000000(3)          N/A     $1.0000000(4)   $1.0000000(5)     $6.9470360(6)

Accumulation Unit
Values
December 31, 1989        $1.0134730      $1.0812680      $.9998910(7)   $1.0296560      $1.0559270(8)     $7.7152130

Accumulation Unit
Values
December 31, 1990        $0.9126050      $1.0505840      $.9733880(9)   $1.1056810      $1.0965370        $7.3784390

Accumulation Unit
Values
December 31, 1991        $1.1056860      $1.2698210             N/A     $1.1593620      $1.1190530(10)    $8.8973800

Accumulation Unit
Values
December 31, 1992        $1.2069730      $1.2542540             N/A     $1.1908650      $1.1228330        $9.1473900

Accumulation Unit
Values
December 31, 1993        $1.3479390      $1.3605550      $0.9744070     $1.2080010      $1.2351960        $9.9586940

Accumulation Unit
Values
December 31, 1994        $1.2805490      $1.3328710      $0.9061820     $1.2374450      $1.1727330        $9.9346370

Accumulation Unit
Values
December 31, 1995        $1.649419       $1.650376       $1.085475      $1.289176       $1.369542        $13.510035

Accumulation Unit
Values
December 31, 1996        $1.933369       $1.819376       $1.096382      $1.339458       $1.377319        $16.419594

Accumulation Units
Outstanding
December 31, 1989        29,943.336     219,709.968            N/A      1,724.450            None     4,471,463.930

Accumulation Units
Outstanding
December 31, 1990         8,102.959     159,097.692           None    296,290.126         846.475     3,997,653.793

Accumulation Units
Outstanding
December 31, 1991         8,236.542     161,357.448           None    307,629.955            None     3,669,344.228

Accumulation Units
Outstanding
December 31, 1992         8,216.123      84,319.784           None    266,737.523      98,507.318     3,378,291.884

Accumulation Units
Outstanding
December 31, 1993         2,019.323      46,273.447        291.931      1,724.450     127,898.948     3,132,368.242

Accumulation Units
Outstanding
December 31, 1994         2,002.000      52,685.052      2,855.740      1,724.450       2,390.642     2,925,664.920

Accumulation Units
Outstanding
December 31, 1995         1,986.413      50,691.625      5,330.601      1,724.450       2,380.042     2,595,596.122

Accumulation Units
Outstanding
December 31, 1996         1,055.932      40,744.069      7,757.918     80,561.157       2,370.225     2,411,116.122


(Footnotes are on the next page)
---------------------


                                       8


(1) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division was renamed the Stock Index Division and its investment objective, investment program, and investment restrictions were changed to those of the Stock Index Division.

(2) Accumulation  Unit  Value as of  September  14,  1989 (the  first date the
    Division received a transfer or had a purchase payment allocated). Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program, and investment restrictions accordingly. Historical Accumulation Unit Values prior to October 1, 1991 reflect investment performance prior to these changes.

(3) Accumulation Unit Value as of May 23, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(4) Accumulation Unit Value as of August 15, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(5) Accumulation Unit Value as of May 17, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(6) Accumulation  Unit Value as of April 28, 1989 (at which date the  Division
    had   4,953,797.742   Accumulation   Units   outstanding   following   the
    reorganization).

(7) Accumulation Unit Value as of July 5, 1990 (the first date the Division received a transfer or had a purchase payment allocated).

(8) Accumulation  Unit Value as of  October  23,  1989,  the date on which all
    Accumulation  Units  were  transferred  from  the  Government   Securities
    Division.

(9) Accumulation  Unit Value as of December  26,  1990,  the date on which all
    Accumulation   Units  were  transferred  from  the  Capital   Conservation
    Division.

(10)Accumulation  Unit  Value  as of July 8,  1991,  the  date  on  which  all
    Accumulation  Units  were  transferred  from  the  Government   Securities
    Division.

                        ------------------------------

                 AGL, SEPARATE ACCOUNT A AND PORTFOLIO COMPANY

A.  AGL AND SEPARATE ACCOUNT A

AGL, the successor to Cal-Western, is licensed to engage in the life insurance and annuity business in 49 states and the District of Columbia. AGL is an indirect wholly-owned subsidiary of AGC, an insurance-based diversified financial services holding company whose various subsidiaries operate in each of the 50 states, the District of Columbia, and Canada.

AGL is the single life insurance company created by the merger, effective December 31, 1991, of Cal-Western, a California corporation, and American General Life Insurance Company, a Texas corporation ("AG Texas"), into American General Life Insurance Company of Delaware, a Delaware corporation ("AG Delaware"). In connection with the merger ("Merger"), AG Delaware changed its domicile to Texas ("Redomestication") and changed its name to American General Life Insurance Company. The Merger resulted in a single insurer having the combined capital and resources of all three of the constituent companies.

As a result of the Merger and Redomestication, Separate Account A became part of AGL. However, Separate Account A has remained intact and its assets are legally separated from any other business of AGL. Accordingly, the Contracts funded by Separate Account A prior to the Merger and Redomestication continue to be supported by the same pool of assets. Separate Account A also continues to invest in shares of the same Funds.

Following  the Merger and  Redomestication,AGL,  among  other  things,  issued assumption certificates to Contract Owners and Participants under the Contracts, previously issued by Cal-Western, to reflect the change in the identity of the insurance company sponsoring the Contracts and guaranteeing rights under the Contracts.

The financial statements of AGL included in the Statement of Additional Information should be considered only as bearing upon the ability of AGL to meet its obligations under the Contracts. Neither the assets of AGC nor those of any other affiliated company supports AGL's obligations under the Contracts. As of December 31, 1996, AGL, on a consolidated basis, had total assets of $38,064,409,000 and total shareholder's equity of $2,628,961,000.

Separate Account A, originally established in 1966 under California law, is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

Separate Account A was previously organized as a management separate account investing directly in securities. On April 28, 1989, Separate Account A and Variable Fund C, a former separate account of Cal-Western, were combined and restructured into a single unit investment trust separate account, Separate Account A, investing exclusively in shares of the Funds of Portfolio Company (the "Reorganization"). In connection with the Reorganization, all of the portfolio assets of Separate Account A (including those of Variable Fund C) were sold, assigned, and transferred to the Quality Growth Fund of Portfolio Company in exchange for shares of that Fund, which were in turn issued to the newly created Quality Growth Division of Separate Account A. (As described more fully below, the Quality Growth Division was renamed the Stock Index Division on May 1, 1992.) The Reorganization, among other things, enabled
Contract Owners and Participants during the Accumulation Period to invest through Divisions of Separate Account A in any one of the corresponding available Funds.

Separate Account A invests in shares of six of the thirteen Funds of Portfolio Company, which, in turn, invest in diversified portfolios of securities, as described in Portfolio Company's prospectus and statement of additional information. Separate Account A currently consists of the following Divisions:
MidCap Index Division, Timed Opportunity Division, Money Market Division, Capital Conservation Division, Government Securities Division, and Stock Index Division. CONTRACT OWNERS AND PARTICIPANTS ARE REQUIRED TO MAINTAIN THEIR ENTIRE INVESTMENT ALLOCATED TO SEPARATE ACCOUNT A UNDER A CONTRACT AT ANY GIVEN TIME IN ONLY ONE OF THE AVAILABLE DIVISIONS; ALLOCATIONS BETWEEN TWO OR MORE DIVISIONS ARE NOT PERMITTED.

Under the provisions of the Texas Insurance Code and the terms of the Contracts, assets of Separate Account A will not be chargeable with liabilities arising out of any other business AGL may conduct but will be held exclusively to meet AGL's obligations under variable annuity contracts. In addition, any income, gains or losses, realized or unrealized, on assets of Separate Account A are credited to or charged against Separate Account A without regard to other income, gains or losses of AGL. Nevertheless, obligations arising under the Contracts are obligations of AGL.

In addition to the net assets and other liabilities for variable annuity contracts, Separate Account A's assets include assets derived from charges made by AGL. AGL may transfer out to its general account any of Separate Account A's assets that are in excess of the reserves and other liabilities relating to the Contracts.

Separate Account A is regulated by the Texas Insurance Department. Regulation by the state, however, does not involve any supervision of Separate Account A except to determine compliance with broad statutory criteria.

B.  PORTFOLIO COMPANY

Portfolio Company was incorporated in Maryland on December 7, 1984. It is an open-end management investment company registered under the 1940 Act. As of
December 31, 1996, Portfolio Company had $5,246,046,984 of net assets. Additional information about Portfolio Company is contained in Portfolio Company's prospectus, which accompanies this Prospectus, and in its statement of additional information referred to therein, copies of which may be obtained from AGL's Annuity Administration Department. Shares of Portfolio Company are currently sold to Separate Account A,AGL's Separate Account B,AGL's Separate Account D, and The Variable Annuity Life Insurance Company ("VALIC") Separate Account A, which also fund variable annuity contracts. VALIC also owns shares of certain funds of the Portfolio Company directly. Retirement Plans maintained by VALIC and AGC may own shares of certain funds.

Portfolio Company's shares are purchased and redeemed by The Variable Annuity Marketing Company ("VAMCO"), principal underwriter for shares of Portfolio Company, at net asset value without sales or redemption charges. VAMCO is a wholly-owned subsidiary of VALIC.

Overall responsibility for managing the affairs of Portfolio Company and overseeing its investment adviser rests with its elected board of directors.

Portfolio Company consists of thirteen Funds, as follows: Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund. Each Fund has different investment objectives and is, in effect, a separate portfolio represented by a separate class of common stock. MidCap Index Fund, formerly the Capital Accumulation Fund, effected a change in its name and its investment objective, investment program and one of its restrictions as of October 1, 1991.

On January 8, 1992, Portfolio Company's Board of Directors approved the combination of the Quality Growth Fund into the Stock Index Fund by means of a reclassification of shares ("Reclassification"). On April 28, 1992, persons invested in the Quality Growth Fund approved the Reclassification, which was consummated on May 1, 1992.

It is intended that, during the Accumulation Period, only the MidCap Index Fund, Timed Opportunity Fund, Money Market Fund, Capital Conservation Fund, Government Securities Fund, and Stock Index Fund, will be available in connection with each type of Contract issued by AGL and funded through Separate Account A.

However, if Portfolio Company reasonably determines that the tax status under the Code of a particular Fund may be adversely affected by investments in that Fund's shares which are attributable to purchase payments received under a Contract that is not tax favored under the Code, or may be so affected for any other reason, Portfolio Company will have the right not to make such a Fund available under such Contract.

VALIC serves as investment adviser to each of the Funds pursuant to investment advisory agreements with Portfolio Company. VALIC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), as amended. VALIC is also the depositor of VALIC's Separate Account A. For serving as investment adviser, each Fund pays VALIC a monthly fee based on that Fund's average monthly net asset value as set forth in Portfolio Company's prospectus under "Investment Management."

Bankers Trust Company ("Bankers") serves as investment sub-adviser to the Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund (not available under the Contracts) pursuant to an investment sub-advisory agreement with Portfolio Company. For serving as investment sub-adviser to these Funds, VALIC pays Bankers a monthly fee based on each of these Fund's average monthly net asset value as set forth in Portfolio Company's prospectus under "Investment Management."

The investment advisory agreements between Portfolio Company and VALIC do not contain limits on the expenses of Portfolio Company or of any Fund. However, to the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of a Fund's estimated average monthly net assets, VALIC has voluntarily agreed to reduce expenses of any such Fund in an amount equal to the difference between such accrued expenses and 2% of the Fund's average net assets for that month. VALIC has reserved the right to withdraw this undertaking upon 30 days' written notice to Portfolio Company.

AGL reserves the right, subject to compliance with applicable law, including approval of Contract Owners and Participants, if required, to make substitutions of other open-end management investment company shares for the shares of any Fund of Portfolio Company or which any Division may purchase, or to eliminate the shares of any Fund of Portfolio Company held by a Division and substitute shares of another Fund of Portfolio Company or of any other registered open-end management investment company.

A brief description of each of the Funds of Portfolio Company in which the Divisions of Separate Account A may invest appears below. The current prospectus of Portfolio Company contains more detailed information about each of the Funds in which the Divisions invest, including investment objectives and policies, charges and expenses. Additional copies of the current prospectus of Portfolio Company may be obtained from AGL's Annuity Administration Department. Read the prospectus carefully before investing.

MIDCAP INDEX FUND

This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's ("S&P") MidCap 400 Index.

TIMED OPPORTUNITY FUND

This Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

MONEY MARKET FUND

This Fund seeks liquidity protection of capital and current income through investments in short-term money market instruments.

CAPITAL CONSERVATION FUND

This Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

GOVERNMENT SECURITIES FUND

This Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

STOCK INDEX FUND

This Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

                            DEDUCTIONS AND CHARGES

A.  DEDUCTION FOR SALES AND ADMINISTRATIVE EXPENSES

American General Securities Incorporated ("AGSI") acts as principal underwriter and performs sales functions with respect to the Contracts. AGSI is a wholly owned subsidiary of AGL and its principal business address is the same as that of AGL. AGL performs all administrative functions and pays all administrative expenses with respect to the Contracts. These expenses include but are not limited to salaries, rents, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery. For these services, AGL makes a deduction from purchase payments based on the aggregate amount of all purchase payments made to date under the Contracts as shown in the following schedules. These deductions are made pursuant to the Contracts and, therefore, are not subject to change. Schedule A, below, indicates the deduction amounts used in connection with Qualified Plans which were formerly referred to as H.R. 10 plans. Schedule B, below, indicates the deduction amounts used when the Contract is sold for other tax-favored arrangements. Charges for administrative expenses are not expected to exceed administrative costs.

                                  SCHEDULE A

                                             TOTAL             SALES           ADMINISTRATIVE
     AGGREGATE                              DEDUCTIONS        EXPENSES            EXPENSES
  AMOUNT OF PAYMENT                             %                 %                  %
 -------------------                           ---               ---                ---

First $25,000............................       5                4.5                .5
Next 25,000..............................       4                3.6                .4
Next 50,000..............................       3                2.7                .3
All Additional...........................       2                1.8                .2

                                  SCHEDULE B

                                             TOTAL             SALES           ADMINISTRATIVE
     AGGREGATE                              DEDUCTIONS        EXPENSES            EXPENSES
  AMOUNT OF PAYMENT                             %                 %                  %
 -------------------                           ---               ---                ---

First $ 5,000............................       5                4.5                .5
Next    5,000............................       4                3.6                .4
Next   15,000............................       3                2.7                .3
All Additional...........................       2                1.8                .2

For example, assume that a single lump payment of $12,000 is made under a Contract sold for other than Qualified Plan (H.R. 10 Plan) purposes. In accordance with Schedule B, the deduction from the payment would be 5% of the first $5,000, 4% of the next $5,000, and 3% of the remaining $2,000. If a series of Periodic Payments are made, the total amount of all Payments, i.e., all past Payments plus the Payment being made, is used to determine the amount of the deduction. Additional deductions may be made from each payment for premium taxes, if any (see "Deduction for Premium Taxes".)

The deduction for sales expenses reimburses AGL for part of its expenses related to distributing the Contracts. AGL believes, however, that the amount of such expenses will exceed the amount of revenue generated by the sales expenses. AGL will pay such excess out of its general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

No deduction for sales or administrative expenses will be made from amounts accumulated under the fixed Annuity provisions of the Contract which are transferred to Separate Account A or amounts transferred from Separate Account A to fund the fixed Annuity.

The Contracts may be sold without charges for sales and administrative expenses to officers and full-time employees of Separate Account A; to any trust, pension, profit-sharing or other benefit plan for these people; and to certain employees and sales representatives of AGL or AGSI. To be eligible AGL or AGSI employees and sales representatives must spend one-half of their working time (1) rendering investment advice to AGL accounts, (2) offering for sale Contracts funded through Separate Account A or other AGL accounts, and
(3) supervising or assisting people who do either. Sales of Contracts without administrative and sales expense deductions will be made only on the buyer's written assurance that the purchase is made for investment purposes and that the Contract will not be resold or assigned except through surrender to AGL.

When permitted by AGL, a Contract may be purchased with proceeds from death benefits, maturity values, policy dividends or surrender values of conventional insurance or Annuity Contracts issued by AGL, without charges for administrative and sales expenses. Certain fixed Annuity Contracts issued by AGL provide for transfer of cash value into Separate Account A without the deduction for administrative and sales expenses.

B.    DEDUCTION FOR PREMIUM TAXES

Certain states impose premium taxes, currently ranging from 0% to 3.5% of purchase payments. Any deduction for applicable premium taxes is in addition to the deductions for sales and administrative expenses. Premium tax deductions are only made when purchase payments are subject to the tax.

It is AGL's policy to postpone the computation and deduction until the Annuity Commencement Date whenever permitted by state law. The deduction is then made from the Variable Account. If postponement is not permitted by state law, the amount of the tax is deducted from Periodic, or single Payments when received. If premium taxes are deducted, but subsequently are determined not due, AGL, at the time of the determination, will apply the amount of the deduction to increase the number of Accumulation or Annuity Units under the Contract. Conversely, if no deductions are made for premium taxes, but subsequently are determined due, AGL reserves the right to reduce the number of Accumulation or Annuity Units by the amount due.

C.  WITHDRAWAL CHARGE

At any time while a Contract is in force, prior to the Annuity Commencement Date or the death of the Annuitant, the Company will, upon written application by a Contract Owner, allow the Contract Owner to withdraw (redeem) a portion or all of the Accumulated Value of the Contract less withdrawal charges and any applicable premium taxes. A withdrawal charge will be made equal to $5 plus 2% of the net amount withdrawn if the withdrawal is made prior to the end of the fifth anniversary of the contract date, $5 plus 1% if the withdrawal is made between the fifth and the end of the tenth anniversary of the contract date, $5 if the withdrawal is made after the tenth anniversary of the contract date. No withdrawal charge will be made after the date the Annuitant attains age 59 1/2. The sum of any sales expense deduction and any applicable withdrawal charge will not exceed 8.5% of total purchase payments under a Contract.

If amounts are withdrawn from both the fixed and Variable Account simultaneously the applicable withdrawal charges will be prorated between the two accounts based on the amount withdrawn from each account. A withdrawal from the Variable Account will result in the surrender of a number of Accumulation Units of the Division in which a Contract Owner is invested which, when multiplied by the value of an Accumulation Unit of such Division at the Valuation Time next succeeding the time of receipt of the request, equals the amount withdrawn plus withdrawal charges and any applicable premium taxes.

D.  MAINTENANCE CHARGE

A maintenance charge of $.75 per month is assessed for each month after AGL's receipt of the first Periodic Payment and prior to the Annuity Commencement Date. No maintenance charge is deducted in any month in which there is no Accumulated Value under a Contract. The charge is designed only to reimburse AGL for the costs of maintaining the Contract and it is not expected to exceed such maintenance costs.

E.  DEDUCTION FOR MORTALITY AND EXPENSE RISKS

AGL assumes the mortality risk incident to the Contract and receives, for assuming the risk, an amount each Valuation Period equal to .9000% of the value of the assets of each Division of Separate Account A annually. The amounts are deducted from the assets of Separate Account A in accordance with the Contract.

Each Variable Annuity payment made under a Contract varies with net investment performance of the Stock Index Division of Separate Account A, but is not affected by AGL's actual mortality experience among Annuitants. The life span of the Annuitant, or changes in life expectancy in general, do not affect the monthly Annuity payments payable under the Contract. If Annuitants live longer than the life expectancy determined by AGL, AGL will provide funds from its general funds to make Annuity payments. Conversely, if longevity among Annuitants is lower than AGL determined, AGL will realize a gain.

AGL also assumes the expense risk that deductions provided for in the Contract for sales and administrative expenses may not be enough to cover actual costs. Where the deductions are not adequate, AGL will pay the amount of any shortfall from its general funds. Any amounts paid by AGL may consist of, among other things, proceeds derived from mortality and expense risk charges. (See "Deduction for Sales and Administrative Expenses".)

For assuming the expense risk, AGL receives an amount each Valuation Period which totals .1017% of the value of the assets of Separate Account A annually. The deductions are made from the assets of Separate Account A as provided in the Contract and other contracts participating in Separate Account A.

F.  CONTRACT EXPENSE GUARANTEE

Pursuant to the Reorganization, Cal-Western (the predecessor to AGL) issued an amendment, with respect to each existing Contract that was outstanding immediately prior to the effective time of the Reorganization, that guarantees that the total of the advisory fees charged against any of Portfolio Company's Funds whose shares were purchased by Separate Account A, plus the mortality and expense risk, administrative and any other charges imposed upon the assets of the corresponding Divisions of Separate Account A, will never exceed an amount that is equal to the total amount of the same charges that would have been imposed under the Contracts had the Reorganization not occurred (the "Contract Expense Guarantee"). Accordingly, AGL will, in effect, reimburse to the appropriate Division of Separate Account A an amount that represents the difference between the investment advisory fee charged Separate Account A or Variable Fund C, as applicable, prior to the Reorganization and the amount of the advisory fee charged to Portfolio Company's Funds plus any other charges in excess of those that would have been incurred if the Reorganization had not taken place. The mortality and expense risk and administrative charges did not change as a result of the Reorganization, and any other charges imposed on the assets of Separate Account A are not expected to be more than before the Reorganization. AGL, however, will not assume extraordinary or nonrecurring expenses of Portfolio Company, such as legal claims and liabilities, litigation costs and indemnification payments in connection with litigation. Also, the Contract Expense Guarantee will not apply to any federal income tax if Portfolio Company or any Fund fails to qualify as a "regulated investment company" under applicable provisions of the Code. As an administrative convenience to AGL, the Contract Expense Guarantee, described above, also applies to Contracts issued after the Reorganization. AGL, however, may amend the Contract to eliminate the Contract Expense Guarantee regarding Contracts issued thereafter.

G.  OTHER CHARGES

Currently, no charge is made against Separate Account A for AGL's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account A. AGL may charge each Division of Separate Account A for its portion of any income tax charged to the Division or its assets. Under present laws, AGL may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, AGL may decide to make charges for such taxes or provisions for such taxes against Separate Account A. Any such charges against Separate Account A or its Divisions could have an adverse effect on the investment experience of such Division.

As discussed under "Portfolio Company" above, Portfolio Company pays VALIC a monthly fee based on each Fund's average monthly net asset value for serving as investment adviser for each of the Funds. The fees are reflected in the Funds' net asset values. The investment advisory compensation arrangements as well as the expenses of Portfolio Company are more fully described under "Investment Management" in Portfolio Company's prospectus. (See also "Fee Table".)

                                 THE CONTRACT

A.  GENERAL DESCRIPTION

The Contract provides for deferred Annuities issued by AGL upon acceptance of an application. If an application is accompanied by an initial purchase payment, the application will be tendered to AGL, reviewed, and, if complete, either accepted or rejected within two calendar days. If accepted, the initial purchase payment will be applied under a Contract not later than two business days after receipt. If the application is not complete or is incorrectly completed when received by AGL, AGL will request additional documents or information within five business days after receipt of the application. If the application is not made complete within five days of receipt, the prospective purchaser will be informed of the reasons for the delay and the initial purchase payment will be returned immediately, and in full, unless the prospective purchaser specifically consents to AGL retaining the purchase payment until the application is made complete, in which event the initial purchase payment will be applied not later than two business days after an application is made complete. No payments received with the application will be invested in Separate Account A until AGL signifies acceptance by written endorsement on the application. Payments received subsequently will not be applied under the Contract until they are received at AGL's Annuity
Administration Department. Payments received before the close of regular trading on the New York Stock Exchange on any day when the Exchange is open will be applied under the Contract as of the same date. Payments received after the close of regular trading on the Exchange will be applied based upon the Accumulation Unit Value next computed after receipt of a payment.

A Contract issued as an Individual Retirement Annuity will be accompanied by a disclosure statement, required by the Internal Revenue Service Rules. The Contract Owner of an Individual Retirement Annuity may surrender the Contract within seven days of receipt for a full refund.

The Contracts allow a "free look," wherein the Contract Owner may revoke the Contract by returning it to either a AGL sales representative or to the AGL Annuity Administration Department within ten days of delivery of the Contract, or such longer period as may be required by state law. If the Contract is returned under the terms of the free look, AGL will refund to the Contract Owner an amount equal to all payments received with respect to the Contract, unless a larger refund is required by state law. The Withdrawal Charge will not apply.

Periodic Payments must be made at regular intervals and in amounts indicated on the application. The interval or amount of Periodic Payments may be changed on any Contract Anniversary by written notice to AGL at its Annuity Administration Department. No Periodic Payment may be less than $10. Periodic Payments may be increased to, but not to more than, three times the amount of the first annualized Periodic Payments. In other words, the total amount of Periodic Payments made during the year following the date of any change cannot be more than three times the aggregate amount of Periodic Payments made during the first year following the Issue Date. Any increase greater than this is only accepted upon written consent by AGL. If a Periodic Payment is not paid by the due date, the number of Accumulation Units in the Variable Account will remain fixed until the next payment is made, reduced only by maintenance charges, Withdrawals, and transfers of funds for the purchase of a fixed annuity.

The Contracts described herein generally may not be assigned by the Contract Owner.

The provisions of the Contracts may be changed, modified, or waived only by certain officers of the Company acting on its behalf, and then only in writing. In addition, the Company reserves the right, subject to compliance with applicable law, including approval of Contract Owners if required, (1) to add, change, or remove Divisions of the Separate Account, (2) to combine any two or more Divisions, (3) to transfer assets from any one of the Divisions to another Division, (4) to make additions to, deletions from, or substitutions of other open-end management investment company shares for the shares of any open-end management investment company held by any Division of the Separate Account, or which any Division may purchase, and (5) to eliminate the shares of any series of any open-end management company held by a Division and substitute shares of another series of such open-end management investment company, or of any other open-end management investment company.

B.  THE ACCUMULATION PERIOD

The Accumulation Period is the period before commencement of Annuity payments. During this period, AGL deducts from payments charges for sales and administrative expenses and any premium taxes. The balance of the payments are credited to the Variable Account in the form of Accumulation Units.

      1.  Accumulation Units

Purchase payments allocated to a Division of Separate Account A will be used to purchase Accumulation Units in that Division. Each Division will then invest in shares of a corresponding Fund of Portfolio Company.

The value of a Variable Account can be determined at any time during the Accumulation Period by multiplying the total number of Accumulation Units in a Division attributable to such Variable Account by the then-current value of an Accumulation Unit in such Division. Because the value of Accumulation Units fluctuates, there is no assurance that the value of the Accumulation Units in a Variable Account will equal or exceed the amount of purchase payments made.

As described above, following the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, the Quality Growth Division was renamed the Stock Index Division. (See "Portfolio Company".) The value of an Accumulation Unit for the Stock Index Division of Separate Account A solely with respect to the first day purchase payments were allocated to the Division, known at that time as the Quality Growth Division, following the Reorganization was equal to the value of an Accumulation Unit of Separate Account A for the immediately preceding valuation period multiplied by the "net investment factor" applicable at that time to the Stock Index Division.

The initial value of an Accumulation Unit for each of the other Divisions of Separate Account A, on the first day that purchase payments are allocated, or transfers are made to each of such Divisions, is equal to the per share value of a share of the corresponding Fund of Portfolio Company for the immediately preceding valuation period multiplied by the "net investment factor" for such Division.

Once the initial Accumulation Unit value is established, the value of an Accumulation Unit for each of the Divisions of Separate Account A for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for the immediately preceding Valuation Period by the net investment factor for the subsequent Valuation Period.

The "net investment factor" for a Division is the sum of 1 plus the net investment rate for such Division. The net investment rate for any Valuation Period for a Division of Separate Account A is equal to the gross investment rate for that Division for the Valuation Period, less a factor representing charges for mortality and expense risks plus a reimbursement factor representing the expenses which the Contract Owners would not have borne had the Reorganization not occurred. The gross investment rate is computed on each day during which the New York Stock Exchange is open for trading, not less frequently than once daily as of the time of the close of regular trading on such Exchange, and covers the Valuation Period since the next prior computation. The gross investment rate is equal to (i) the investment income and capital gains and losses, both realized and unrealized, on the assets of that Division of Separate Account A during said period, divided by (ii) the amount of such assets at the beginning of the period. The gross investment rate may be either positive or negative. (See "Calculation of Accumulation Unit Values" in the Statement of Additional Information.)

A Contract described in this Prospectus may be issued for use as an Internal Revenue Code Section 403(b) "Tax Sheltered Annuity" in connection with the Optional Retirement Program (ORP) for faculty members of Texas state-supported institutions of higher education (see Chapter 36 of Title 110B, Texas Revised Civil Statutes). In this situation, the application for the Contract contains an undertaking by the applicant to be bound by all provisions of Texas law and regulations governing the ORP.

Accordingly, the benefits of a Contract issued to a Participant in the Texas ORP program will be payable, in compliance with Texas law and pursuant to an SEC order of exemption, only upon (1) retirement; (2) death; or (3) termination of employment in all Texas institutions of higher education.

      2.  Allocation of Purchase Payments and Transfers

Purchase payments under a Contract are allocable to one of the Divisions of Separate Account A investing exclusively in the shares of a corresponding Fund of Portfolio Company or, if available under a Contract, to a fixed accumulation option. Thus, a Contract Owner or Participant has the option of investing in either the MidCap Index Division, Timed Opportunity Division, Money Market Division, Capital Conservation Division, Government Securities Division, or Stock Index Division subject to limitations with regard to the availability of a Fund under a Contract, discussed above. (See "Portfolio Company".) If a fixed accumulation option is available under a Contract, purchase payments allocated by a Contract Owner or Participant to such option will be placed in AGL's general account, which supports AGL's insurance and fixed annuity obligations.

Purchase payments under a Contract are applied when they are received at AGL's Annuity Administration Department. At that time, they are allocated to the applicable Division of Separate Account A, as selected by a Participant. A Participant may, once every 90 days, transfer the full amount of his or her accumulation value from the Division in which he or she is fully invested to any one of the other available Divisions of Separate Account A and allocate purchase payments to such other Division or to any available fixed accumulation option.

      3.  Withdrawals

The Contract Owner may withdraw (redeem) a portion or all of the value of the Variable Account at any time prior to the Annuity Commencement Date. Upon receipt of a written request for Withdrawal, AGL surrenders the number of Accumulation Units, the value of which equals the requested amount plus any amount necessary for payment of premium taxes. The amount withdrawn may be subject to a withdrawal charge. (See "Withdrawal Charge".) The value of the Accumulation Units is determined as of the Valuation Period immediately after receipt of the request. Payment of the withdrawn amount is made within seven days after receipt of the request at AGL's Annuity Administration Department. If the entire value of the Variable Account is withdrawn and no payments are made for two years following Withdrawal, AGL may consider the Contract terminated. Withdrawals may be subject to penalties for premature withdrawals, or may be restricted or have special federal tax consequences because the Contract is used in connection with tax-favored retirement programs. (See "Federal Income Tax Matters".)

      4.  Termination

At any time prior to the Annuity Commencement Date, a Contract Owner may surrender the Contract for its Accumulated Value less any applicable premium taxes. Surrender is effected upon receipt by AGL at its Annuity Administration Department of a written request by the Contract Owner and the Contract.
Payment of the Accumulated Value will be made within seven days after surrender. Surrender may be restricted or have special federal tax consequences, because the Contract is used in connection with tax-favored retirement programs. (See "Federal Income Tax Matters".)

Payment may be suspended or postponed at any time Portfolio Company's shares are suspended or postponed.

C.  THE ANNUITY PERIOD

Annuity payments begin on the Annuity Commencement Date. The Contract Owner selects the Annuity Commencement Date before the issuance of the Contract and can select any date prior to the Annuitant's 75th birthday. (But see current required distribution rules under "Federal Income Tax Matters".) The Contract Owner also has the right to change the Annuity Commencement Date at any time during the Accumulation Period by 30 days' written notice to AGL at its Annuity Administration Department. If the Contract Owner defers the Annuity Commencement Date, he can either continue making Periodic Payments or cease Periodic Payments on the originally selected date.

FOLLOWING THE ANNUITY COMMENCEMENT DATE, WHEN VARIABLE ANNUITY PAYMENTS ARE TO BE MADE, ONLY THE STOCK INDEX DIVISION IS AVAILABLE TO A CONTRACT OWNER OR PARTICIPANT UNDER A CONTRACT. However, AGL reserves the right to change the Division available under a Contract for Variable Annuity payments or to add Divisions with respect to Contract Owners or Participants who have not yet commenced receiving Variable Annuity payments.

The Contract Owner elects how Annuity payments will be made. The Contract automatically provides the Basic Annuity, a life Annuity with 120 payments guaranteed. In place of the Basic Annuity, the Contract Owner can elect an optional Annuity with payments made under one of the following settlement Options. The election must be made in writing to AGL at its Annuity Administration Department. The written notification must also include the selected Annuity Commencement Date. Election must be made at least 30 days before the Annuity Commencement Date but can be changed at any time on 30 days' written notice.

The election provisions of the Contract are, however, subject to both applicable law and terms of the particular retirement plan in connection with which the Contract is issued. In particular, the federal tax rules governing certain retirement plans ordinarily limit the ability of a Contract Owner to defer payment beyond April 1 of the calendar year following the calendar year in which age 70 1/2 is attained and may also limit the election of certain settlement options. (See "Federal Income Tax Matters".) Unless otherwise elected, amounts accumulated in a Division of Separate Account A will be applied to purchase a Variable Annuity.

      1.  Settlement Options

An AGL Annuity Contract or the following Settlement Options are also available to a Beneficiary. The Beneficiary can make the election as an alternative to a lump sum payment at the Annuitant's death before the Annuity Commencement Date. When the Beneficiary makes the election, the Beneficiary becomes the Payee, the person receiving the payments. The Beneficiary also becomes the measuring life, in place of the deceased Annuitant, for purposes of the Settlement Options. The Contract Owner also has the right to name himself as Payee.

OPTION 1 -- LIFE ANNUITY -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable) and terminating with the last payment preceding his death. There is no provision for payment of a death benefit on the Annuitant's death and no guarantee of a minimum number of payments.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY -- An Annuity payable during the joint lifetime of the Annuitant (or Beneficiary, if applicable) and another person chosen by the Contract Owner, the Annuitant in the absence of the Contract Owner or the Beneficiary, if applicable. After the selected joint lifetime, payments continue during the remaining lifetime of the survivor. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if both die before the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Commencement Date, the election of this option is revoked, the survivor becomes the sole Annuitant, and no death proceeds are payable by virtue of the death of the other Annuitant.

OPTION 3 -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS GUARANTEED -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable). This Option guarantees that if, at the death of the Annuitant (or Beneficiary, if applicable), payments have been made for less than 60, 120, 180 or 240 months, as selected, payments will continue for the remainder of the designated period.

Where the measuring life is that of the Annuitant, payments after his death are made to the designated Beneficiary. The Beneficiary, however, can elect at any time to receive the present value of the guaranteed payments remaining in a lump sum. When the measuring life is that of the Beneficiary, payments are discontinued after the Beneficiary's death. The present value of the guaranteed payments remaining is paid as a lump sum, in accordance with the Contract.

The present value of the guaranteed payments remaining is calculated as of the Valuation Period during which notice of death is received by AGL at its Annuity Administration Department. At that time, the amount of the total number of guaranteed Annuity payments remaining is computed at the net investment rate, using the Annuity Unit value for the Stock Index Division for the Valuation Period immediately succeeding receipt of the notice of death. The resultant amount is paid as a lump sum.

OPTION 4 -- UNIT REFUND LIFE ANNUITY -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable) and terminating with the last payment preceding his death. After his death, an additional payment is made if the number of Annuity Units represented by the proceeds of the Variable Account on the Annuity Commencement Date is greater than the number of Annuity Units represented by the total amount of payments received during the measuring lifetime. In other words, a payment is made in accordance with the Contract when (a) below exceeds (b) below:

      a =   Total amount applied under the Option at the Annuity Commencement
            Date

                           divided by

            the Annuity Unit value for the Stock Index Division at the Annuity Commencement Date

      b = Number of Annuity Units in Stock Index Division represented by each monthly Annuity payment made multiplied by

            the number of Annuity payments made.

When (a) is greater than (b), the excess  amount is  multiplied by the Annuity
Unit value for the Stock Index Division as of the Valuation Period during which notice of death is received by AGL at its Annuity Administration Department. The resultant amount is paid as a lump sum.

OPTION 5 -- INSTALLMENTS FOR A DESIGNATED PERIOD -- A series of monthly payments to the payee over a period of one to twenty years, as elected. At the death of the payee, the guaranteed payments remaining are paid in accordance with the Contract. If the Annuitant is the payee, any guaranteed payments remaining are made to the designated Beneficiary. The Beneficiary can, at any time, elect to receive the present value of any guaranteed payments remaining as a lump sum.

If a Beneficiary is the payee, the present value of the amount of any guaranteed payments remaining is calculated and the resultant amount paid as a lump sum. If the Contract Owner is the Payee, payments continue after the Annuitant's death for the remainder of the designated period.

The Contract Owner may at any time elect, however, to receive the present value of the remaining payments paid as a lump sum. Payments made under this Option are increased in amount by a factor which offsets the charge for mortality risk.

OPTION 6 -- INSTALLMENTS OF A DESIGNATED AMOUNT -- A series of equal payments of a designated amount to the payee made as annual, semiannual, quarterly or monthly installments. The value of the Variable Account, less any applicable premium taxes, is used to make the payments, and the payments continue until the proceeds, adjusted by the investment experience of the Stock Index Division of Separate Account A, are exhausted. The payee may at any time receive the remaining amount of the proceeds by submitting a written request to AGL at its Annuity Administration Department. At the death of the payee, payments continue to his designated Beneficiary. If a Beneficiary is the payee, and dies before the proceeds are exhausted, the balance of the proceeds is paid as a lump sum in accordance with the Contract. Payments made under this Option are increased by a factor which offsets the charge for mortality risk.

OPTION 7 -- INTEREST INCOME -- Interest of 3% on the investment of the proceeds of the Variable Account outside of the Stock Index Division of Separate Account A is paid to the payee in monthly, quarterly, semiannual or annual installments. The value of the Variable Account is automatically removed from the Stock Index Division of Separate Account A and deposited with AGL at a fixed rate of interest. The payee may, at any time, withdraw (redeem) all or a portion of the remaining balance of the Variable Account in a lump sum by submitting a written request to AGL at its Annuity Administration Department. If the payee dies while receiving installments, the principal to which the Payee would be entitled to if alive is paid as a lump sum in accordance with the Contract. This Option is in any event subject to the minimum distribution rules under the Code, which are described under "Federal Income Tax Matters".

If Option 5, Option 6 or Option 7 is elected by a person other than the Contract Owner, the payee may be considered for federal income tax purposes to have received the proceeds of the Variable Account in a lump sum. The amount of the proceeds which exceeds the amount of total payments made by the Contract Owner may be considered ordinary income to the payee in the year of election. This could result in taxable income in the year of election even though payments are not received until subsequent years. Anyone electing these Options should consult a qualified tax adviser. (See "Federal Income Tax Matters".)

Under Settlement Options 1 through 5, the amount of the first monthly payment is calculated as of the Annuity Commencement Date. The number of Accumulation Units credited to the Variable Account is multiplied by the value of an Accumulation Unit for the applicable Division of Separate Account A for the Valuation Period immediately preceding two weeks before the Annuity Commencement Date. The resulting value is called the Accumulated Value. Tables in the Contracts indicate the amount of the first monthly payment for each $1000 of Accumulated Value, minus any applicable premium taxes. The tables are based on Progressive Annuity Tables with interest at the rate of 3 1/2% per annum and assume births in 1900. Under Settlement Options 1 through 4, payment amounts illustrated vary with the sex of the Annuitant. Amounts under any of the first five Settlement Options vary with the adjusted age of the Annuitant, determined using formulas provided by the Contracts.

Under Settlement Options 6 and 7, the amount of the first payment is prescribed by the Contracts. Under Settlement Option 7, however, AGL may increase the net investment rate above the guaranteed rate.

Under all of the Settlement Options, AGL bases the payment calculations on the same mortality basis used for individual single premium Annuity contracts issued to the same class of Annuitants, when doing so results in a larger first payment. If, however, the dollar value of the Variable Account is less than $2,000 at the Annuity Commencement Date, AGL may pay the amount out in a lump sum, regardless of the Settlement Option chosen.

Second and subsequent payments under the Basic Annuity and Settlement Options 1 through 5 are determined using the Annuity Unit value for the Stock Index Division for the Valuation Period when the payment is due. The Annuity Unit value for the Stock Index Division for any Valuation Period is determined by multiplying the value for the immediately preceding Valuation Period by the product of (I) the net investment factor for the Valuation Period two weeks immediately preceding the Valuation Period when payment is due, and (ii) a factor to neutralize the assumed net interest rate of 3 1/2% per annum built into the Annuity tables contained in the Contracts. This produces the value of the Annuity Unit for the Stock Index Division for the current Valuation Period. (See "Annuity Payments" in the Statement of Additional Information.)

      2.  Annuity Payments.

The amount of the first payment is divided by the Annuity Unit value for the Stock Index Division for the Valuation Period when payment is due. This determines the number of Annuity Units in the Stock Index Division represented by the first payment. The number of Annuity Units remains constant throughout the Annuity Period. Each subsequent payment is determined by multiplying the number of Annuity Units in the Stock Index Division by the value of the Annuity Unit in the Stock Index Division for the Valuation Period when payment is due. Under Settlement Options 5, 6, and 7, the Contract may be surrendered for a lump sum payment in lieu of Annuity payments once Annuity payments have started.

The amount of the first payment is determined using an assumed interest rate of 3 1/2% per annum. The amount of subsequent payments will vary in amount in accordance with the actual net investment rate. If the actual net investment rate is less than 3 1/2%, the amount of the payment is less; if greater than 3 1/2%, the amount of the payment is greater. Whenever the amounts of payments becomes less than $20, AGL can change the frequency of payments to intervals which result in payments of at least $20.

D.  DEATH BENEFITS

      1.  Death Benefits Prior to the Annuity Commencement Date

If the Participant dies prior to the Annuity Commencement Date, AGL will pay the death benefits to the Beneficiary. The death benefit will equal the Accumulated Value of a Variable Account as of the Valuation Period in which written proof of death is received by AGL at its Annuity Administration Department, less any applicable premium taxes.

If the Participant has not already done so, the Beneficiary may, within sixty days after the date of death, elect to receive the death proceeds as a lump sum or in the form of one of the annuity payment options provided in the Contract. See "The Contract -- The Annuity Period." If no request is received as to the manner of payment, AGL will make a lump-sum payment, based on values determined at that time.

If the Participant under a Contract dies prior to the Annuity Commencement Date, the Code requires that all amounts payable under the Contract be distributed (a) within five years of the date of death or (b) as annuity payments beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary. If the Beneficiary is the Participant's surviving spouse, distributions need not begin until the date the Participant would have attained age of 70 1/2. Failure to satisfy these Code distribution requirements may result in serious adverse tax consequences.

      2.  Death Proceeds After the Annuity Commencement Date

If the Participant dies following the Annuity Commencement Date, the only amounts payable to the Beneficiary are any continuing payments provided for under the annuity payment option selected, which must be distributed at least as rapidly as under that option. Failure to satisfy these requirements of the Code may result in serious adverse tax consequences. See "Annuity Payment Options." In such a case, the Payee will have all the remaining rights and powers under a Contract and be subject to all the terms and conditions thereof.

      3.  Proof of Death

AGL will accept the following as proof of any person's death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to AGL.

Once AGL has paid the death proceeds, the Contract terminates and AGL has no further obligations thereunder.

                          FEDERAL INCOME TAX MATTERS

A.  GENERAL

It is not possible to comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex and its application to a particular person may vary according to facts peculiar to such person. Consequently, this discussion is not intended as tax advice, and you should consult with a competent tax adviser before purchasing a Contract.

The discussion is based on the law, regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

The discussion does not address state or local tax or estate and gift tax consequences associated with the Contracts.

B.  QUALIFIED CONTRACTS PURCHASED BY CERTAIN TAX-EXEMPT EMPLOYERS

PURCHASE PAYMENTS. Purchase payments made by certain tax-exempt employers or by public educational institutions on behalf of an employee are not included in the employee's income under Code Section 403(b) if the Contract meets certain requirements. Under such a Section 403(b) Qualified Contract, purchase payments may be made as elective deferrals through a salary reduction agreement with an employee, but these payments are generally limited after 1986 to a maximum of $9,500 per year (and possibly less depending on the employee's years of service, compensation and prior elective deferrals). Purchase payments that are not elective deferrals are subject to other limits.

DISTRIBUTIONS DURING THE ACCUMULATION PERIOD. Under the Code, amounts received by an Annuitant upon a partial or total surrender of a Section 403(b) Qualified Contract are generally allocated on a pro rata basis between the employee's after tax investment in the Contract (if any) and other amounts. A 10 percent penalty tax is imposed on the amount includible in gross income from distributions that occur before age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her beneficiary, (2) made after separation from service following attainment of age 55, or (3) made to an alternate payee under a qualified domestic relations order. Post-1988 elective deferrals (made under a salary reduction agreement) and the earnings thereon may not be distributed prior to age 59 1/2, separation from service, death or disability. Distributions of elective deferrals (but not any income earned thereon) made after 1988 are permissible in the case of hardship; the distribution, however, may be subject to a 10% penalty tax as a premature distribution, as described above. Unless certain term and amount requirements are met, loans from section 403(b) Qualified Contracts will be treated as distributions.

A distribution from a Section 403(b) Qualified Contract is an eligible rollover distribution. If any amount of the distribution is not paid as a direct rollover, such amount will be subject to 20% income tax withholding. See "Tax Free Rollovers."

ANNUITY PAYMENTS. Annuity Payments received under a Section 403(b) Qualified Contract by an Annuitant are generally taxed in the same manner as Annuity payments under Non-Qualified Contracts. In the case of benefits accrued after December 31, 1986 under a Section 403(b) Qualified Contract, distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2, regard-less of whether he has retired, except for employees covered by a governmental or church plan. Additional distribution requirements apply to beneficiaries of deceased Annuitants. Failure to comply with the distribution rules will result in the imposition of a penalty tax of 50 percent of the amount by which the minimum distribution required exceeds the actual distribution.

C.  INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

PURCHASE PAYMENTS. Individuals who are not active participants in a tax-qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for any IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $25,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $35,000 will not be able to deduct purchase payments, and for those with adjusted gross income between $25,000 and $35,000 the deduction is phased out based on the amount of income. Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $40,000 and $50,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. Individuals who are precluded from deducting all or a portion of their purchase payments because of participation in a tax-qualified retirement plan may still make non-deductible contributions on which earnings will be tax deferred. The total of deductible and non-deductible contributions may not exceed the lesser of $2,000 or 100% of earned income, or, in the case of married individuals filing a joint return, the lesser of $4,000 or 100% of the combined earned income of both spouses.

DISTRIBUTIONS FROM AN IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipient's income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be included in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant attains age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. See "Death Proceeds." Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

TAX FREE ROLLOVERS. Amounts may be transferred in a tax-free rollover from a tax-qualified plan to an IRA (and from one IRA to another IRA) if certain conditions are met. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to an IRA (a "direct rollover"). Second, the distribution may be paid directly to the Annuitant and then, within 60 days of receipt, the amount may be rolled over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

D.  SIMPLIFIED EMPLOYEE PENSION PLANS

Employees and employers may establish an IRA plan known as a simplified employee pension plan ("SEP") if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee. However, total employer contributions are limited to 15% of an employee's compensation or $30,000, whichever is less.

E.  SIMPLE RETIREMENT ACCOUNTs

Employees and employers may establish an IRA plan known as a simple retirement account ("SRA"), if certain requirements are met. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year. The employer must, in general, make a fully vested matching contribution for employee deferrals up to 3% of compensation.

F.  OTHER QUALIFIED PLANS

PURCHASE PAYMENTS. Purchase payments made by an employer under a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. Such purchase payments are also excluded from the current income of the employee.

DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE. To the extent that purchase payments are includible in an employee's taxable income, they (less any amounts previously received that were not includible in the employee's taxable income) represent his or her "investment in the Contract." Amounts received prior to the Annuity Commencement Date under a Contract in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. With respect to the taxable portion of a lump-sum distribution (as defined in the Code), an averaging rule may be applicable that allows computation of tax as if the amount were received over a period of five years. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received, less the employee's investment in the Contract, to another tax-qualified plan or to an individual retirement account or an IRA in accordance with the rollover rules under the Code. However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. See "Tax Free Rollovers." Special tax treatment may be available in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee's attaining age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, (2) made after the employee's separation from service on account of early retirement after age 55, or (3) made to an alternate payee pursuant to a qualified domestic relations order.

ANNUITY PAYMENTS. A portion of annuity payments received under Contracts in connection with section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments under "Non-Qualified Contracts - Taxation of Annuity Payments", except that the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts specified by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires, if later. Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

SELF-EMPLOYED INDIVIDUALS. Various special rules apply to tax-qualified plans established by self-employed individuals.

G.  PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. These types of programs allow individuals to defer receipt of up to 100% of compensation that would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts, as well as earnings thereon. Purchase payments made by the employer, however, are not immediately deductible by the employer, and the employer is currently taxed on any increase in Account Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

H.  EXCESS DISTRIBUTIONS - 15% TAX

Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions for all tax qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently $160,000) or five times the annual limit for lump-sum distributions. The additional tax on excess distributions does not apply to distributions in 1997, 1998, and 1999.

I.  FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding. The payee may, however, elect to have no income tax withheld by submitting a withholding exemption certificate to us.

In some cases, if you own more than one Qualified annuity contract, such contracts may be aggregated for purposes of determining whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement, in appropriate circumstances, has been satisfied. If, undeR this aggregation procedure, you are relying on distributions pursuant to another annuity contract to satisfy the minimum distribution requirement under a Qualified Contract issued by us, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Contract.

                                 VOTING RIGHTS

Participants prior to the Annuity Commencement Date, and Annuitants or other payees during the Annuity Period, may instruct AGL as to the voting of Portfolio Company shares attributable to their respective interests under the Contracts at meetings of shareholders of Portfolio Company. Those persons entitled to vote will receive proxy material and a form on which voting instructions may be given. AGL will vote the shares of each Fund of Portfolio Company held by the corresponding Division of Separate Account A, attributable to the Contracts, in accordance with instructions received with respect to all Contracts. Shares held in each Division for which timely instructions have not been received will be voted by AGL for or against any proposition, or AGL will abstain, in the same proportion as shares in that Division for which instructions are received. AGL will vote, or abstain from voting, any Portfolio Company shares that are not attributable to the Contracts in the same proportion as all Participants in Separate Account A vote or abstain. However, if AGL determines that it is permitted to vote such shares of Portfolio Company in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

Unless the Contract has been issued in connection with a deferred compensation plan, individuals participating under a Contract Owner's retirement plan have the right to instruct the owner with respect to shares attributable to their contributions and to such additional extent as the owner's retirement plan may permit.

The number of shares of Portfolio Company held in a Division deemed attributable to a Participant's interest under a Contract prior to the Annuity Commencement Date will be determined on the basis of the value of the Accumulation Units credited to the Participant's account as of the record date. On or after the Annuity Commencement Date, the number of attributable shares will be based on the amount of assets held to meet Annuity obligations to the payee under the Contract as of the record date. During the Annuity Period, the number of votes attributable to a Contract or participation will generally decrease since funds set aside for an Annuitant will decrease.

Because Portfolio Company is organized as a corporation under Maryland law, it is not required to hold regular annual shareholder meetings to elect members of the board of directors and it does not expect to hold annual meetings for any other purpose. If members of the board of directors of Portfolio Company are required to be elected or any other action is required to be taken at any special or annual meeting of Portfolio Company, instructions for voting shares underlying the interests of Participants will, as indicated above, be solicited by means of proxy materials.

Matters pertaining to all of the Funds, such as the election of directors or the ratification of independent auditors, will be submitted to a vote of the shareholders of all of the Funds. However, matters pertaining to only certain Funds will be submitted to a vote of the shareholders of only those Funds.

                    THE STATEMENT OF ADDITIONAL INFORMATION

This Prospectus contains information concerning Separate Account A, AGL and the Contracts, but does not contain all of the information set forth in the Registration Statement and all exhibits and schedules relating thereto which AGL has filed with the SEC.

Additional information may be obtained from AGL by requesting from AGL's Annuity Administration Department a Statement of Additional Information. For convenience, the Table of Contents of the Statement of Additional Information is provided below:

                               TABLE OF CONTENTS
                  OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information...................................................... 2
Regulation and Reserves.................................................. 2
Independent Auditors..................................................... 3
Distribution............................................................. 3
Underwriters............................................................. 3
Services................................................................. 3
Gender of Annuitant...................................................... 4
Misstatement of Age or Sex and Other Errors.............................. 4
Change of Investment Adviser or Investment Policy........................ 4
Calculation of Accumulation Unit Values.................................. 4
Annuity Payments......................................................... 6
Index to Financial Statements............................................ 8
Financial Statements..................................................... 9

If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:

         American General Life Insurance Company
         Annuity Administration Department
         P. O. Box 1401
         Houston, Texas 77251-1401

Gentlemen:

Please send me a free copy of the Statement of Additional Information for AGL Separate Account A Variable Retirement Annuity Contracts at the following address:

         Name: __________________________________
         Mailing Address:________________________
         ________________________________________
         Contract No.:___________________________
         Signature:______________________________

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

                    INDIVIDUAL VARIABLE RETIREMENT ANNUITY
                                   CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT
                   P. O. BOX 1401, HOUSTON, TEXAS 77251-1401
                        1-800-247-6584 OR 713/831-3505

The individual variable retirement annuity contracts (the "Contracts") offered by American General Life Insurance Company ("AGL"), the successor to
California-Western States Life Insurance Company ("Cal-Western"), in connection with this Prospectus are designed for use in connection with certain tax-qualified plans established under the Internal Revenue Code of 1986, as amended (the "Code"). Payments received with respect to a Contract (subject to certain deductions) are deposited by AGL in the separate investment account entitled American General Life Insurance Company Separate Account A ("Separate Account A") for further investment.

Separate Account A is a unit investment trust separate account. Separate Account A currently consists of six Divisions, each of which invests exclusively in shares of one of the separate portfolios ("Funds") of American General Series Portfolio Company ("Portfolio Company"). Portfolio Company currently consists of thirteen Funds. The Divisions of Separate Account A invest in the following six Funds: MidCap Index Fund, Timed Opportunity Fund, Money Market Fund, Capital Conservation Fund, Government Securities Fund, and Stock Index Fund.

This Prospectus contains information regarding the Contracts that investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, incorporated herein by reference and dated May 1, 1997, has been filed with the Securities and Exchange Commission ("SEC"). Investors can obtain a free copy of the Statement of Additional Information by contacting AGL at the address or telephone number given above. The Table of Contents for the Statement of Additional Information appears at the end of this Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE
CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPEC TUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS.

INVESTORS ARE ADVISED TO RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

                         PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                         Page
                                                                        Number
                                                                       --------

Definitions.............................................................  3
Fee Table...............................................................  4
Prospectus Summary......................................................  5
  A.   The Contracts....................................................  5
  B.   AGL..............................................................  6
  C.   Separate Account A...............................................  6
  D.   Sales Charges and Other Deductions...............................  6
  E.   Free Look........................................................  6
Selected Accumulation Unit Data.........................................  7
AGL, Separate Account A and Portfolio Company...........................  8
  A.   AGL and Separate Account A.......................................  8
  B.   Portfolio Company................................................ 10
Deductions and Charges.................................................. 12
  A.   Deduction for Sales and Administrative Expenses.................. 12
  B.   Deduction for Premium Taxes...................................... 13
  C.   Deduction for Mortality and Expense Risks........................ 13
  D.   Contract Expense Guarantee....................................... 14
  E.   Other Charges.................................................... 14
The Contract............................................................ 15
  A.   General Description.............................................. 15
  B.   The Accumulation Period.......................................... 16
  C.   The Annuity Period............................................... 18
  D.   Death Benefits................................................... 22
Federal Income Tax Matters.............................................. 22
  A.   General.......................................................... 22
  B.   Qualified Contracts Purchased by Certain Tax-Exempt Employers.... 23
  C.   Individual Retirement Annuities.................................. 24
  D.   Simplified Employee Pension Plans................................ 25
  E.   Simple Retirement Accounts....................................... 25
  F.   Other Qualified Plans ........................................... 25
  G.   Private Employer Unfunded Deferred Compensation Plans............ 26
  H.   Excess Distributions - 15% Tax................................... 26
  I.   Federal Income Tax Withholding and Reporting..................... 26
Voting Rights........................................................... 27
The Statement of Additional Information................................. 28
Table of Contents of The Statement of Additional Information............ 28

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THIS OFFERING, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. NO OFFER SHALL BE DEEMED MADE IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

                                  DEFINITIONS

ACCUMULATION PERIOD -- The period between the date of the first purchase payment for a Variable Annuity contract and the Annuity Commencement Date.

ACCUMULATION UNIT -- An accounting unit of measure used to calculate the value of a Contract before Annuity payments begin.

ACCUMULATED VALUE -- The dollar value of a Variable Account.

ANNUITANT -- A natural person upon whose life Annuity payments are based.

ANNUITY -- A series of payments for life or a designated period subject to the terms of the Contract.

ANNUITY COMMENCEMENT DATE -- The date on which Annuity payments are to commence, ordinarily the retirement date.

ANNUITY PERIOD -- The period during which Annuity payments are made.

ANNUITY UNIT -- An accounting unit of measure used to calculate the amount of Annuity payments.

BENEFICIARY -- The person to whom death benefits will be paid upon death of the Annuitant before the Annuity Period or the end of a guaranteed period.

CONTRACT OWNER -- The owner of the Contract, who may be the Annuitant or some other person or entity.

DIVISION  --  The  particular   Division  of  Separate   Account  A  in  which
Accumulation Units in Separate Account A are accumulated.

FUND -- A separate portfolio of American General Series Portfolio Company.

PARTICIPANT -- A Contract Owner or person who has a fully (100%) vested interest in benefits provided under a Contract.

PERIODIC PAYMENTS -- Amounts paid on a continuing basis to purchase an Annuity.

SEPARATE ACCOUNT A -- The separate account of American General Life Insurance Company used to fund the variable aspects of the Contracts so described in this Prospectus.

TERMINATION -- A total redemption of the Contract.

VALUATION PERIOD -- The interval between two consecutive Valuation Times. Values within a Valuation Period are determined at the end of the Period.

VALUATION TIME -- The time on any day as of which the Divisions of Separate Account A are valued.

VARIABLE ACCOUNT -- The account in which Accumulation Units acquired under the Contract are kept in Separate Account A.

VARIABLE ANNUITY -- A series of Annuity payments, the amount of which will increase or decrease to reflect the net investment experience of the Stock Index Division of Separate Account A.

WITHDRAWAL -- Withdrawing (redeeming) a portion or all of the Accumulated Value of the Contract without surrendering the Contract.

                                   FEE TABLE

The purpose of the following Fee Table and Example is to assist Participants in understanding the transaction and operating expenses that a Participant will bear directly or indirectly under a participation. The Fee Table reflects expenses of Separate Account A and of Portfolio Company's Funds. The Fee Table and Example assume the highest deductions possible under a participation,
whether  or  not  such  deductions   actually  would  be  made  under  such  a
participation.

CONTRACT OWNER TRANSACTION EXPENSES(1)

      Maximum Sales Expense Deduction Imposed on
      Purchases (as a percentage of the aggregate
      amount of purchase payments)......................   6.75%

      Maximum Administrative Expense Deduction
      Imposed on Purchases (as a percentage of the
      aggregate amount of purchase payments)............   2%

DIVISION ANNUAL EXPENSES AFTER EXPENSE REIMBURSEMENTS
(AS A PERCENTAGE OF ANNUAL VALUE OF A DIVISION)

                         MIDCAP           TIMED          MONEY        CAPITAL       GOVERNMENT       STOCK
                         INDEX         OPPORTUNITY       MARKET     CONSERVATION    SECURITIES       INDEX
                        DIVISION        DIVISION        DIVISION      DIVISION       DIVISION        DIVISION(2)

Mortality Risk Fee       .9000%         .9000%          .9000%         .9000%        .9000%          .9000%

Expense Risk Fee         .1017%         .1017%          .1017%         .1017%        .1017%          .1017%
                        --------       --------        --------       --------      --------        --------

Total Division
Annual Expenses         1.0017%        1.0017%         1.0017%        1.0017%       1.0017%         1.0017%

Division Expense
Reimbursement(3)        (.0867)%       (.2467)%        (.2467)%       (.2467)%      (.2367)%        (.0267)%

Total Division
Annual
Expenses
After Expense
Reimbursement            .9150%         .7550%          .7550%         .7550%        .7650%          .9750%

(Footnotes are on the next page.)

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                            MIDCAP           TIMED          MONEY        CAPITAL       GOVERNMENT       STOCK
                            INDEX         OPPORTUNITY       MARKET     CONSERVATION    SECURITIES       INDEX
                            FUND             FUND           FUND          FUND            FUND           FUND
                            ------        -----------       ------     ------------    ----------       -----
Management Fees             .350%          .500%           .500%          .500%         .500%           .280%

Other Expenses              .060%          .070%           .070%          .070%         .060%           .070%

Total Fund
  Annual Expenses(4)        .410%          .570%           .570%          .570%         .560%           .350%

Combined Total Annual
    Expenses (Separate
    Account A plus
    applicable Fund)       1.3250%        1.3250%         1.3250%        1.3250%       1.3250%         1.3250%

(1) Premium taxes are not shown. AGL postpones the computation and deduction of premium taxes until the Annuity Commencement Date, whenever permitted by state law. If a state so requires, the amount of the tax may be deducted from Periodic or Single Payments when received. (See "Deduction for Premium Taxes".)

(2) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division was renamed the Stock Index Division.

(3) Contracts funded through Separate Account A are subject to a Contract Expense Guarantee. (See "Contract Expense Guarantee".)

(4) Expenses have been restated to reflect current charges.

                        ------------------------------

Example -- Assuming a Participant surrenders or annuitizes at the end of the applicable period, or does not make a total withdrawal. A $1,000 investment would be subject to the expenses shown, assuming 5% return on assets.

                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                              ------      -------     -------     --------

MidCap Index Division......................    $100         $126        $154        $234
Timed Opportunity Division.................    $100         $126        $154        $234
Money Market Division......................    $100         $126        $154        $234
Capital Conservation Division..............    $100         $126        $154        $234
Government Securities Division.............    $100         $126        $154        $234
Stock Index Division.......................    $100         $126        $154        $234

The Example should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. (See "Deductions and Charges" in this Prospectus and "Investment Management" in Portfolio Company's Prospectus.)

                              PROSPECTUS SUMMARY

A.  THE CONTRACTS

The Contracts offered by this Prospectus are designed to provide individuals with retirement benefits through the investment of Periodic Payments in Separate Account A, and by the application of Accumulated Values to provide fixed or variable annuity payments.

The Contracts may be used in connection with pension and profit sharing plans established by partnerships and sole proprietors and qualified under Section 401 of the Code ("Qualified Plans"). Qualified Plans also include plans which have been referred to as H.R. 10 plans. In addition, the Contract may be used in Annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code. Employees and self-employed individuals participating in these plans may take advantage of certain federal income tax benefits incidental to the plans. (See "Federal Income Tax Matters".)

The Accumulated Value of the Variable Account will vary up or down to reflect the investment performance of the Division of Separate Account A in which a Contract Owner or Participant is invested and the amount of each Variable Annuity payment will vary up or down to reflect the investment performance of the Stock Index Division of Separate Account A. This is the basic difference between a Variable Annuity and a Fixed Annuity. Under a Fixed Annuity, AGL assumes the risk of investment gain or loss, specifying a minimum interest rate and minimum payment amount. Under a Variable Annuity, the Contract Owner, Participant, or Annuitant assumes the investment risk. There is no assurance that the value of the Variable Account or the amount of Annuity payments received will equal or exceed the purchase payments made under the Contract. Upon the death of the Annuitant before the Annuity Commencement Date, the Accumulated Value of the Variable Account minus any applicable premium taxes is paid as a death benefit. (See "Death Benefits".)

The Contract provides a life Annuity with 120 monthly payments guaranteed ("Basic Annuity") starting on a selected Annuity Commencement Date. In place of the Basic Annuity, various settlement options are available. (See "The Annuity Period".)

B.  AGL

AGL, the issuer of the Contract, is a stock life insurance company organized under the laws of the State of Texas an indirect wholly-owned subsidiary of American General Corporation ("AGC"). AGL is the successor to Cal-Western, a California corporation organized in 1910. AGL's principal business office and principal executive office are both located at 2727-A Allen Parkway, Houston, Texas 77019-2191. All inquiries regarding Participants' accounts, the Contracts or any related matter should be directed to AGL's Annuity Administration Department at the address and phone number shown on the cover of this Prospectus.

C.  SEPARATE ACCOUNT A

Separate Account A is a separate investment account of AGL originally created in 1966 under the laws of California, and currently established under the laws of Texas. Separate Account A consists of six Divisions each of which corresponds to one of the Funds of Portfolio Company. The Divisions of Separate Account A serve as investment vehicles for Periodic Payments made pursuant to the Contracts and certain other variable annuity contracts issued by AGL.

D.  SALES CHARGES AND OTHER DEDUCTIONS

Deductions are made from purchase payments under the Contracts for sales, administrative expenses and premium taxes. For sales and administrative expenses and the minimum death benefit, the maximum deduction from Periodic Payments is 8.75% (9.5890% of the amount invested after the deduction). The deduction from single payments is reduced as the amount of the payment increases. The range is from a maximum of 8.75% to a minimum of 3.5% (9.5890 to 3.928% of the amount invested after the deduction). (See "Deduction for Sales and Administrative Expenses".) The current range of premium taxes is 0% to 3.5%.

A deduction of 1.0017% of the value of its assets annually is made daily from the assets of Separate Account A. The deduction consists of .9000% for mortality risk charges and .1017% for expense risk charges. In addition to the above, an investor should be aware that certain Withdrawal amounts may be subject to a 10% penalty tax under Section 72(t) of the Code. (See "Federal Income Tax Matters".)

E.  FREE LOOK

The Contracts allow the Contract Owner to revoke the Contract by returning it to AGL within ten days of delivery, or such longer period as my be required by state law. AGL will refund an amount equal to all payments received with respect to the Contract, unless a larger refund is required by state law. (See "General Description" under "The Contract".)

                  SELECTED ACCUMULATION UNIT DATA (UNAUDITED)

The information presented below shows Accumulation Unit information for the Divisions of Separate Account A which, since the date of the Reorganization (as described below) on April 28, 1989, have either received transfers or had purchase payments allocated to them:

                           MIDCAP          TIMED          CAPITAL         MONEY         GOVERNMENT          STOCK
                           INDEX         OPPORTUNITY    CONSERVATION      MARKET        SECURITIES          INDEX
                          DIVISION         DIVISION       DIVISION        DIVISION        DIVISION          DIVISION(1)
                          --------       -----------    -------------     --------      ----------          --------
Accumulation Unit
Values (Beginning
of Period)               $1.0000000(2)   $1.0000000(3)          N/A     $1.0000000(4)   $1.0000000(5)     $6.9470360(6)

Accumulation Unit
Values
December 31, 1989        $1.0134730      $1.0812680      $.9998910(7)   $1.0296560      $1.0559270(8)     $7.7152130

Accumulation Unit
Values
December 31, 1990        $0.9126050      $1.0505840      $.9733880(9)   $1.1056810      $1.0965370        $7.3784390

Accumulation Unit
Values
December 31, 1991        $1.1056860      $1.2698210             N/A     $1.1593620      $1.1190530(10)    $8.8973800

Accumulation Unit
Values
December 31, 1992        $1.2069730      $1.2542540             N/A     $1.1908650      $1.1228330        $9.1473900

Accumulation Unit
Values
December 31, 1993        $1.3479390      $1.3605550      $0.9744070     $1.2080010      $1.2351960        $9.9586940

Accumulation Unit
Values
December 31, 1994        $1.2805490      $1.3328710      $0.9061820     $1.2374450      $1.1727330        $9.9346370

Accumulation Unit
Values
December 31, 1995        $1.649419       $1.650376       $1.085475      $1.289176       $1.369542        $13.510035

Accumulation Unit
Values
December 31, 1996        $1.933369       $1.819376       $1.096382      $1.339458       $1.377319        $16.419594

Accumulation Units
Outstanding
December 31, 1989        29,943.336     219,709.968            N/A      1,724.450            None     4,471,463.930

Accumulation Units
Outstanding
December 31, 1990         8,102.959     159,097.692           None    296,290.126         846.475     3,997,653.793

Accumulation Units
Outstanding
December 31, 1991         8,236.542     161,357.448           None    307,629.955            None     3,669,344.228

Accumulation Units
Outstanding
December 31, 1992         8,216.123      84,319.784           None    266,737.523      98,507.318     3,378,291.884

Accumulation Units
Outstanding
December 31, 1993         2,019.323      46,273.447        291.931      1,724.450     127,898.948     3,132,368.242

Accumulation Units
Outstanding
December 31, 1994         2,002.000      52,685.052      2,855.740      1,724.450       2,390.642     2,925,664.920

Accumulation Units
Outstanding
December 31, 1995         1,986.413      50,691.625      5,330.601      1,724.450       2,380.042     2,595,596.122

Accumulation Units
Outstanding
December 31, 1996         1,055.932      40,744.069      7,757.918     80,561.157       2,370.225     2,411,116.122


(Footnotes are on the next page)
---------------------


                                       7


(1) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division was renamed Stock Index Division, and its investment objective, investment program, and investment restrictions were changed to those of the Stock Index Division.

(2) Accumulation  Unit  Value as of  September  14,  1989 (the  first date the
    Division received a transfer or had a purchase payment allocated). Effective October 1, 1991, the Fund underlying the Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program, and investment restrictions accordingly. Historical Accumulation Unit Values prior to October 1, 1991 reflect investment performance prior to these changes.

(3) Accumulation Unit Value as of May 23, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(4) Accumulation Unit Value as of August 15, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(5) Accumulation Unit Value as of May 17, 1989 (the first date the Division received a transfer or had a purchase payment allocated).

(6) Accumulation  Unit Value as of April 28, 1989 (at which date the  Division
    had   4,953,797.742   Accumulation   Units   outstanding   following   the
    Reorganization).

(7) Accumulation Unit Value as of July 5, 1990 (the first date the Division received a transfer or had a purchase payment allocated).

(8) Accumulation  Unit Value as of  October  23,  1989,  the date on which all
    Accumulation  Units  were  transferred  from  the  Government   Securities
    Division.

(9) Accumulation  Unit Value as of December  26,  1990,  the date on which all
    Accumulation   Units  were  transferred  from  the  Capital   Conservation
    Division.

(10)Accumulation  Unit  Value  as of July 8,  1991,  the  date  on  which  all
    Accumulation  Units  were  transferred  from  the  Government   Securities
    Division.

                        ------------------------------

                 AGL, SEPARATE ACCOUNT A AND PORTFOLIO COMPANY

A.  AGL AND SEPARATE ACCOUNT A

AGL, the successor to Cal-Western, is licensed to engage in the life insurance and annuity business in 49 states and the District of Columbia. AGL is an indirect wholly-owned subsidiary of AGC, an insurance-based diversified financial services holding company whose various subsidiaries operate in each of the 50 states, the District of Columbia, and Canada.

AGL is the single life insurance company created by the merger, effective December 31, 1991, of Cal-Western, a California corporation, and American General Life Insurance Company, a Texas corporation ("AG Texas"), into American General Life Insurance Company of Delaware, a Delaware corporation ("AG Delaware"). In connection with the merger ("Merger"), AG Delaware changed its domicile to Texas ("Redomestication") and changed its name to American General Life Insurance Company. The Merger resulted in a single insurer having the combined capital and resources of all three of the constituent companies.

As a result of the Merger and Redomestication, Separate Account A became part of AGL. However, Separate Account A has remained intact and its assets are legally separated from any other business of AGL. Accordingly, the Contracts funded by Separate Account A prior to the Merger and Redomestication continue to be supported by the same pool of assets. Separate Account A also continues to invest in shares of the same Funds.

Following the Merger and Redomestication, AGL, among other things, issued assumption certificates to Contract Owners and Participants under the Contracts, previously issued by Cal-Western, to reflect the change in the identity of the insurance company sponsoring the Contracts and guaranteeing rights under the Contracts.

The financial statements of AGL included in the Statement of Additional Information should be considered only as bearing upon the ability of AGL to meet its obligations under the Contracts.

Neither the assets of AGC nor those of any other affiliated company supports AGL's obligations under the Contracts. As of December 31, 1996, AGL had total assets of $38,064,409,000 and total shareholder's equity of $2,628,961,000. Separate Account A, originally established in 1966 under California law, is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

Separate Account A was previously organized as a management separate account investing directly in securities. On April 28, 1989, Separate Account A and Variable Fund C, a former separate account of Cal-Western, were combined and restructured into a single unit investment trust separate account, Separate Account A, investing exclusively in shares of the Funds of Portfolio Company (the "Reorganization"). In connection with the Reorganization, all of the portfolio assets of Separate Account A (including those of Variable Fund C) were sold, assigned, and transferred to the Quality Growth Fund of Portfolio Company in exchange for shares of that Fund, which were in turn issued to the newly created Quality Growth Division of Separate Account A. (As described more fully below, the Quality Growth Division was renamed the Stock Index Division on May 1, 1992.) The Reorganization, among other things, enabled
Contract Owners and Participants during the Accumulation Period to invest through Divisions of Separate Account A in any one of the corresponding available Funds.

Separate Account A invests in shares of six of the thirteen Funds of Portfolio Company, which, in turn, invest in diversified portfolios of securities, as described in Portfolio Company's prospectus and statement of additional information. Separate Account A currently consists of the following Divisions:
MidCap Index Division, Timed Opportunity Division, Money Market Division, Capital Conservation Division, Government Securities Division, and Stock Index Division. CONTRACT OWNERS AND PARTICIPANTS ARE REQUIRED TO MAINTAIN THEIR ENTIRE INVESTMENT ALLOCATED TO SEPARATE ACCOUNT A UNDER A CONTRACT AT ANY GIVEN TIME IN ONLY ONE OF THE AVAILABLE DIVISIONS; ALLOCATIONS BETWEEN TWO OR MORE DIVISIONS ARE NOT PERMITTED.

Under provisions of the Texas Insurance Code and the terms of the Contracts, the assets of Separate Account A will not be chargeable with liabilities arising out of any other business AGL may conduct but will be held exclusively to meet AGL's obligations under variable annuity contracts. In addition, any income, gains or losses, realized or unrealized on assets of Separate Account A are credited to or charged against Separate Account A without regard to other income, gains or losses of AGL. Nevertheless, obligations arising under the Contracts are obligations of AGL.

In addition to the net assets and other liabilities for variable annuity contracts, Separate Account A's assets include assets derived from charges made by AGL. AGL may transfer out to its general account any of Separate Account A's assets that are in excess of the reserves and other liabilities relating to the Contracts.

Separate Account A is regulated by the Texas Insurance Department. Regulation by the state, however, does not involve any supervision of Separate Account A except to determine compliance with broad statutory criteria.

B.  PORTFOLIO COMPANY

Portfolio Company was incorporated in Maryland on December 7, 1984. It is an open-end management investment company registered under the 1940 Act. As of
December 31, 1996, Portfolio Company had $5,246,046,984 of net assets. Additional information about Portfolio Company is contained in Portfolio Company's prospectus which accompanies this Prospectus and in its statement of additional information referred to therein copies of which may be obtained from AGL's Annuity Administration Department. Shares of Portfolio Company are currently sold to Separate Account A, AGL's Separate Account B, AGL's Separate Account D, The Variable Annuity Life Insurance Company ("VALIC") Separate
Account A, and American General Life Insurance Company of New York Separate Account E, which also fund variable annuity contracts. VALIC also owns shares of certain funds of the Portfolio Company directly. Retirement Plans maintained by VALIC and AGC may also own shares of certain funds.

Portfolio Company's shares are purchased and redeemed by The Variable Annuity Marketing Company ("VAMCO"), principal underwriter for shares of Portfolio Company, at net asset value without sales or redemption charges. VAMCO is a wholly-owned subsidiary of VALIC.

Overall responsibility for managing the affairs of Portfolio Company and overseeing its investment adviser rests with its elected board of directors.

Portfolio Company consists of thirteen Funds, as follows: Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund. Each Fund has different investment objectives and is, in effect, a separate portfolio represented by a separate class of common stock. MidCap Index Fund, formerly the Capital Accumulation Fund, effected a change in its name and its investment objective, investment program and one of its restrictions as of October 1, 1991.

On January 8, 1992, Portfolio Company's Board of Directors approved the combination of the Quality Growth Fund into the Stock Index Fund by means of a reclassification of shares ("Reclassifi cation"). On April 28, 1992, persons invested in the Quality Growth Fund approved the Reclassification, which was consummated on May 1, 1992.

It is intended that, during the Accumulation Period, only the MidCap Index Fund, Timed Opportunity Fund, Money Market Fund, Capital Conservation Fund, Government Securities Fund, and Stock Index Fund, will be available in connection with each type of Contract issued by AGL and funded through Separate Account A. However, if Portfolio Company reasonably determines that the tax status under the Code of a particular Fund may be adversely affected by investments in that Fund's shares which are attributable to purchase payments received under a Contract that is not tax favored under the Code, or may be so affected for any other reason, Portfolio Company will have the right not to make such a Fund available under such Contract.

VALIC serves as investment adviser to each of the Funds pursuant to investment advisory agreements with Portfolio Company. VALIC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), as amended. VALIC is also the depositor of VALIC's Separate Account A. For serving as investment adviser, each Fund pays VALIC a monthly fee based on that Fund's average monthly net asset value as set forth in Portfolio Company's prospectus under "Investment Management."

Bankers Trust Company ("Bankers") serves as investment sub-adviser to the Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund (not available under the Contracts) pursuant to an investment sub-advisory agreement with Portfolio Company. For serving as investment sub-adviser to these Funds, VALIC pays Bankers a monthly fee based on each of these Fund's average monthly net asset value as set forth in Portfolio Company's prospectus under "Investment Management."

The investment advisory agreements between Portfolio Company and VALIC do not contain limits on the expenses of Portfolio Company or of any Fund. However, to the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of a Fund's estimated average monthly net assets, VALIC has voluntarily agreed to reduce expenses of any such Fund in an amount equal to the difference between such accrued expenses and 2% of the Fund's average net assets for that month. VALIC has reserved the right to withdraw this undertaking upon 30 days' written notice to Portfolio Company.

AGL reserves the right, subject to compliance with applicable law, including approval of Contract Owners and Participants, if required, to make substitutions of other open-end management investment company shares for the shares of any Fund of Portfolio Company or which any Division may purchase, or to eliminate the shares of any Fund of Portfolio Company held by a Division and substitute shares of another Fund of Portfolio Company or of any other registered open-end management investment company.

A brief description of each of the Funds of Portfolio Company in which the Divisions of Separate Account A may invest appears below. The current prospectus of Portfolio Company contains more detailed information about each of the Funds in which the Divisions invest, including investment objectives and policies, charges and expenses. Additional copies of the current prospectus of Portfolio Company may be obtained from AGL's Annuity Administration Department. Read the prospectus carefully before investing.

MIDCAP INDEX FUND

This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's ("S&P") MidCap 400 Index.

TIMED OPPORTUNITY FUND

This Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

MONEY MARKET FUND

This Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

CAPITAL CONSERVATION FUND

This Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gain on investments in intermediate and long-term debt instruments and other income producing securities.

GOVERNMENT SECURITIES FUND

This Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

STOCK INDEX FUND

This Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

                            DEDUCTIONS AND CHARGES

A.  DEDUCTION FOR SALES AND ADMINISTRATIVE EXPENSES

American General Securities Incorporated ("AGSI") acts as principal underwriter and performs sales functions with respect to the Contracts. AGSI is a wholly-owned subsidiary of AGL and its principal business address is the same as that of AGL. AGL performs all administrative functions and pays all administrative expenses with respect to the Contracts. These expenses include but are not limited to salaries, rents, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery. For these services, AGL deducts a maximum fee equal to 8.75% of each Periodic Payment received. This deduction consists of 6.75% for sales expenses and 2% for administrative expenses.

In the case of a single payment the deductions for sales and administrative expenses, not including any applicable premium taxes, are:


                                     TOTAL
                                     AMOUNT              SALES          ADMINISTRATIVE
      TOTAL AMOUNT               OF DEDUCTION          EXPENSES            EXPENSES
       OF PAYMENT                      %                   %                  %
       $    0 - 14,999........       8.75                6.75               2.00
       15,000 - 24,999........       8.00                6.25               1.75
       25,000 - 49,000........       7.00                5.50               1.50
       50,000 - 99,999........       5.00                3.75               1.25
      100,000 - 249,999.......       4.00                3.00               1.00
      250,000 and over........       3.00                2.25               0.75

These deductions are made pursuant to the Contracts and are therefore not subject to change.

The deduction for sales expenses reimburses AGL for part of its expenses related to distributing the Contracts. AGL believes, however, that the amount of such expenses will exceed the amount of revenue generated by the sales expenses. AGL will pay such excess out of its general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

Individual Variable Annuity Contracts may be sold without charges for sales and administrative expenses to officers and full-time employees of Separate Account A; to any trust, pension, profit sharing or other benefit plan for these people; and to certain employees and sales representatives of AGL or AGSI. To be eligible, AGL or AGSI employees and sales representatives must spend one-half of their working time 1) rendering investment advice to AGL accounts, 2) offering for sale Contracts issued through Separate Account A or other AGL accounts, or 3) supervising or assisting people who do either. Sales without sales and administrative expenses will be made only for the buyer's written assurance that the purchase is made for investment purposes and that the Contract will not be resold or assigned except through surrender to AGL.

A Contract may also be issued as a supplement to a fixed annuity contract issued by AGL. When permitted by AGL, a Contract may be purchased with proceeds from death benefits, maturity values, policy dividends or surrender values of conventional insurance or Annuity Contracts issued by AGL, without charges for sales expenses and administrative.

B.  DEDUCTION FOR PREMIUM TAXES

Certain states impose premium taxes, currently ranging from 0% to 3.5%, on purchase payments. Any deduction for applicable premium taxes is in addition to the deductions for sales and administrative expenses and the minimum death benefit. Premium tax deductions are only made when purchase payments are subject to the tax.

It is AGL's policy to postpone the computation and deductions until the Annuity Commencement Date, whenever permitted by state law. The deduction is then made from the Variable Account. If postponement is not permitted by state law, the amount of the tax is deducted from Periodic, or single, Payments when received. If premium taxes are deducted, but subsequently determined not due, AGL, at the time of the determination, will apply the amount of the deduction to increase the number of Accumulation or Annuity Units under the Contract. Conversely, if no deductions are made for premium taxes, but subsequently are determined due, AGL reserves the right to reduce the number of Accumulation or Annuity Units by the amount due.

C.  DEDUCTION FOR MORTALITY AND EXPENSE RISKS

AGL assumes the mortality risk incident to the Contract and receives for assuming the risk an amount each Valuation Period equal to .9000% of the value of the assets of each Division of Separate Account A annually. The amounts are deducted from the assets of Separate Account A in accordance with the Contract.

Each Variable Annuity payment made under a Contract varies with net investment performance of the Stock Index Division of Separate Account A, but is not affected by AGL's actual mortality experience among Annuitants. The life span of the Annuitant, or changes in life expectancy in general, do not affect the monthly Annuity payments payable under the Contracts. If Annuitants live longer than the life expectancy determined by AGL, AGL will provide funds from its general funds to make Annuity payments. Conversely, if longevity among Annuitants is lower than AGL determined, AGL will realize a gain.

AGL also assumes the expense risk that deductions provided for in the Contract for sales and administrative expenses may not be enough to cover actual costs. Where the deductions are not adequate, AGL will pay the amount of any shortfall from its general funds. Any amounts paid by AGL may consist of, among other things, proceeds derived from mortality and expense risk charges. (See "Deduction for Sales and Administrative Expenses".)

For assuming the expense risk, AGL receives an amount each Valuation Period which totals .1017% of the value of the assets of Separate Account A annually. The deductions are made from the assets of Separate Account A as provided in the Contract and other contracts participating in Separate Account A.

D.  CONTRACT EXPENSE GUARANTEE

Pursuant to the Reorganization, Cal-Western (the predecessor of AGL) issued an amendment, with respect to each existing Contract that was outstanding immediately prior to the effective time of the Reorganization, that guarantees that the total of the advisory fees charged against any of Portfolio Company's Funds whose shares were purchased by Separate Account A, plus the mortality and expense risk, administrative and any other charges imposed upon the assets of the corresponding Divisions of Separate Account A, will never exceed an amount that is equal to the total amount of the same charges that would have been imposed under the Contracts had the Reorganization not occurred (the "Contract Expense Guarantee"). Accordingly, AGL will, in effect, reimburse to the appropriate Division of Separate Account A an amount that represents the difference between the investment advisory fee charged Separate Account A or Variable Fund C, as applicable, prior to the Reorganization and the amount of the advisory fee charged to Portfolio Company's Funds plus any other charges in excess of those that would have been incurred if the Reorganization had not taken place. The mortality and expense risk and administrative charges did not change as a result of the Reorganization, and any other charges imposed on the assets of Separate Account A are not expected to be more than before the Reorganization. AGL, however, will not assume extraordinary or nonrecurring expenses of Portfolio Company, such as legal claims and liabilities, litigation costs and indemnification payments in connection with litigation. Also, the Contract Expense Guarantee will not apply to any federal income tax if Portfolio Company or any Fund fails to qualify as a "regulated investment company" under applicable provisions of the Code. As an administrative convenience to AGL, the Contract Expense Guarantee, described above, also applies to Contracts issued after the Reorganization. AGL, however, may amend the Contract to eliminate the Contract Expense Guarantee regarding Contracts issued thereafter.

E.  OTHER CHARGES

Currently, no charge is made against Separate Account A for AGL's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account A. AGL may charge each Division of Separate Account A for its portion of any income tax charged to the Division or its assets. Under present laws, AGL may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, AGL may decide to make charges for such taxes or provisions for such taxes against Separate Account A. Any such charges against Separate Account A or its Divisions could have an adverse effect on the investment experience of such Division.

As discussed under "Portfolio Company" above, Portfolio Company pays VALIC a monthly fee based on each Fund's average monthly net asset value for serving as investment adviser of each of the Funds. The fees are reflected in the Funds' net asset values. The investment advisory compensation arrangements as well as the expenses of Portfolio Company are more fully described under "Investment Management" in Portfolio Company's prospectus. (See also "Fee Table".)

                                 THE CONTRACT

A.  GENERAL DESCRIPTION

The Contract provides for deferred Annuities, issued by AGL upon acceptance of an application. If the application is accompanied by an initial purchase payment, the application will be tendered to AGL, reviewed, and if complete, either will be accepted or rejected within two calendar days. If accepted, the initial purchase payment will be applied under a Contract not later than two business days after receipt. If the application is not complete or is incorrectly completed when received by AGL, AGL will request additional documents or information within five business days after receipt of the application. If the application is not made complete within five days of receipt, the prospective purchaser will be informed of the reasons for the delay and the initial purchase payment will be returned immediately and in full, unless the prospective purchaser specifically consents to AGL retaining the purchase payment until the application is made complete, in which event the initial purchase payment will be applied not later than two business days after an application is made complete. No payments received with the application will be invested in Separate Account A until AGL signifies acceptance by written endorsement on the application.

Subsequent payments will not be applied under the Contract until they are received at AGL's Annuity Administration Department. Payments received before the close of regular trading on the New York Stock Exchange on any day when the Exchange is open will be applied under the Contract as of the same date. Payments received after the close of regular trading on the Exchange will be applied based upon the Accumulation Unit value next computed after receipt of a payment.

The Contracts allow a "free look," wherein the Contract Owner may revoke the Contract by returning it to either a AGL sales representative or to the AGL Annuity Administration Department within ten days of delivery of the Contract, or such longer period as may be required by state law. If the Contract is returned under the terms of the free look, AGL will refund to the Contract Owner an amount equal to all payments received with respect to the Contract, unless a larger refund is required by state law.

Periodic Payments must be made at regular intervals and in amounts indicated on the application. The interval or amount of Periodic Payments may be changed on any Contract Anniversary by written notice to AGL at its Annuity Administration Department. Payments on a periodic basis may not be less than $240 dollars a year. Periodic Payments may be increased to, but not to more than, three times the amount of the first annualized Periodic Payments. In other words, the total amount of payments made during the year following the date of any change cannot be more than three times the aggregate amount of Periodic Payments made during the first year following the Issue Date. Any increase greater than this is only accepted upon written consent by AGL. If a Periodic Payment is not paid by the due date, the number of Accumulation Units in the Variable Account will remain fixed until the next payment is made, reduced only by Withdrawals and transfers of funds for the purchase of a fixed annuity.

The Contract  described  herein  generally may not be assigned by the Contract
Owner.

The provisions of the Contracts may be changed, modified, or waived only by certain officers of the Company acting on its behalf, and then only in writing. In addition, the Company reserves the right, subject to compliance with applicable law, including approval of Contract Owners if required, (1) to add, change, or remove Divisions of the Separate Account, (2) to combine any two or more Divisions, (3) to transfer assets from any one of the Divisions to another Division, (4) to make additions to, deletions from, or substitutions of other open-end management investment company shares for the shares of any open-end management investment company held by any Division of the Separate Account, or which any Division may purchase, and (5) to eliminate the shares of any series of any open-end management company held by a Division and substitute shares of another series of such open-end management investment company, or of any other open-end management investment company.

B.  THE ACCUMULATION PERIOD

The Accumulation Period is the period before commencement of Annuity payments. During this period, AGL deducts from payments charges for sales and administrative expenses and any premium taxes. The balance of the payments are credited to the Variable Account in the form of Accumulation Units.

      1.  ACCUMULATION UNITS

Purchase payments allocated to a Division of Separate Account A will be used to purchase Accumulation Units in that Division. Each Division will then invest in shares of a corresponding Fund of Portfolio Company.

The value of a Variable Account can be determined at any time during the Accumulation Period by multiplying the total number of Accumulation Units in a Division attributable to such Variable Account by the then-current value of an Accumulation Unit in such Division. Because the value of Accumulation Units fluctuates, there is no assurance that the value of the Accumulation Units in a Variable Account will equal or exceed the amounts of purchase payments made.

As described above, following the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, the Quality Growth Division was renamed the Stock Index Division. (See "Portfolio Company.") The value of an Accumulation Unit for the Stock Index Division of Separate Account A solely with respect to the first day purchase payments were allocated to the Division, known at that time as the Quality Growth Division, following the Reorganization was equal to the value of an Accumulation Unit of Separate Account A for the immediately preceding valuation period multiplied by the "net investment factor" applicable at that time for the Stock Index Division.

The initial value of an Accumulation Unit for each of the other Divisions of Separate Account A on the first day that purchase payments are allocated, or transfers are made, to each of such Divisions is equal to the per share value of a share of the corresponding Fund of Portfolio Company for the immediately preceding Valuation Period multiplied by the "net investment factor" for such Division.

Once the initial Accumulation Unit value is established, the value of an Accumulation Unit for each of the Divisions of Separate Account A for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for the immediately preceding Valuation Period by the net investment factor for the subsequent Valuation Period.

The "net investment factor" for a Division is the sum of 1 plus the net investment rate for such Division. The net investment rate for any Valuation Period for a Division of Separate Account A is equal to the gross investment rate for that Division for the Valuation Period, less a factor representing charges for mortality and expense risks plus a reimbursement factor representing the expenses which the Contract Owners would not have borne had the Reorganization not occurred. The gross investment rate is computed on each day during which the New York Stock Exchange is open for trading, not less frequently than once daily as of the time of close of regular trading on such Exchange, and covers the Valuation Period since the next prior computation. The gross investment rate is equal to (i) the investment income and capital gains and losses, both realized and unrealized, on the assets of that Division of Separate Account A during said period, divided by (ii) the amount of such assets at the beginning of the period. The gross investment rate may be either positive or negative. (See "Calculation of Accumulation Unit Values" in the Statement of Additional Information.)

      2.  ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERS

Purchase payments under a Contract are allocable to one of the Divisions of Separate Account A investing exclusively in the shares of a corresponding Fund of Portfolio Company, or, if available under a Contract, to a fixed accumulation option. Thus, a Contract Owner or Participant has the option of investing in either the MidCap Index Division, Timed Opportunity Division, Money Market Division, Capital Conservation Division, Government Securities Division, or Stock Index Division subject to limitations with regard to the availability of shares of a Fund under a Contract, discussed above. (See "Portfolio Company".) If a fixed accumulation option is available under a Contract, purchase payments allocated by a Contract Owner or Participant to such option will be placed in AGL's general account, which supports AGL's insurance and fixed annuity obligations.

Purchase payments under a Contract are applied when they are received at AGL's Annuity Administration Department. At that time, they are allocated to the applicable Division of Separate Account A, as selected by a Participant. A Participant may, once every ninety days, transfer the full amount of his or her accumulation value from the Division in which he or she is fully invested to any one of the other available Divisions of Separate Account A and allocate purchase payments to such other Division or to any available fixed accumulation option.

      3.  WITHDRAWALS

The Contract Owner may withdraw (redeem) a portion or all of the value of the Variable Account at any time prior to the Annuity Commencement Date. Upon receipt of a written request for Withdrawal, AGL surrenders the number of Accumulation Units, the value of which equals the requested amount plus any amount necessary for payment of premium taxes. The value of the Accumulation Units is determined as of the Valuation Period immediately after receipt of the request. Payment of the withdrawn amount is made within seven days after receipt of the request at AGL's Annuity Administration Department. If the entire value of the Variable Account is withdrawn and no payments are made for two years following Withdrawal, AGL may consider the Contract terminated. Withdrawals may be subject to penalties for premature withdrawals, or may be restricted or have special federal tax consequences because the Contract is issued in connection with tax-favored retirement programs. (See "Federal Income Tax Matters".)

      4.  TERMINATION

At any time prior to the Annuity Commencement Date, the Contract Owner may surrender the Contract for its Accumulated Value less any applicable premium taxes. Surrender is effected upon receipt by AGL at its Annuity Administration Department of a written request by the Contract Owner and the Contract. Payment of the Accumulated Value will be determined as of the Valuation Time next succeeding the time of receipt of surrender. Payment will be made within seven days after surrender. Surrender may be restricted or have special federal tax consequences because the Contract is used in connection with tax-favored retirement programs. (See "Federal Income Tax Matters".)

Payment may be suspended or postponed at any time Portfolio Company's shares are suspended or postponed.

C.  THE ANNUITY PERIOD

Annuity payments begin on the Annuity Commencement Date. The Contract Owner selects the Annuity Commencement Date before the issuance of the Contract and can select any date prior to the Annuitant's 75th birthday. (But see current required distribution rules under "Federal Income Tax Matters".) The Contract Owner also has the right to change the Annuity Commencement Date at any time during the Accumulation Period by 30 days' written notice to AGL at its Annuity Administration Department. If the Contract Owner defers the Annuity Commencement Date, he can either continue making Periodic Payments or cease Periodic Payments on the originally selected date.

FOLLOWING THE ANNUITY COMMENCEMENT DATE, WHEN VARIABLE ANNUITY PAYMENTS ARE TO BE MADE, ONLY THE STOCK INDEX DIVISION IS AVAILABLE TO A CONTRACT OWNER OR PARTICIPANT UNDER A CONTRACT. However, AGL reserves the right to change the Divisions available under a Contract for Variable Annuity payments or to add Divisions with respect to Participants who have not yet commenced receiving Variable Annuity payments.

The Contract Owner elects how Annuity payments will be made. The Contract automatically provides the Basic Annuity, a life Annuity with 120 payments guaranteed. In place of the Basic Annuity, the Contract Owner can elect an optional Annuity with payments made under one of the following settlement Options. The election must be made in writing to AGL at its Annuity Administration Department. The written notification must also include the selected Annuity Commencement Date. Election must be made at least 30 days before the Annuity Commencement Date but can be changed at any time on 30 days' written notice. The election provisions of the Contract are, however, subject to both applicable law and terms of the particular retirement plan in connection with which the Contract is issued. In particular, the federal tax rules governing certain retirement plans ordinarily limit the ability of a Contract Owner to defer payment beyond April 1 of the calendar year following the calendar year in which age 70 1/2 is attained and may also limit the election of certain settlement options. (See "Federal Income Tax Matters".)

      1.  SETTLEMENT OPTIONS

An AGL Annuity Contract or the following Settlement Options are also available to a Beneficiary. The Beneficiary can make the election as an alternative to a lump sum payment at the Annuitant's death before the Annuity Commencement Date. When the Beneficiary makes the election, the Beneficiary becomes the Payee, the person receiving the payments. The Beneficiary also becomes the measuring life, in place of the deceased Annuitant, for purposes of the Settlement Options. The Contract Owner also has the right to name itself as Payee.

OPTION 1 -- LIFE ANNUITY -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable) and terminating with the last payment preceding his death. There is no provision for payment of a death benefit on the Annuitant's death and no guarantee of a minimum number of payments.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY -- An Annuity payable during the joint lifetime of the Annuitant (or Beneficiary, if applicable) and another person chosen by the Contract Owner, the Annuitant in the absence of the Contract Owner or the Beneficiary, if applicable. After the selected joint lifetime, payments continue during the remaining lifetime of the survivor. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if both die before the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Commencement Date, the election of this option is revoked, the survivor becomes the sole Annuitant, and no death proceeds are payable by virtue of the death of the other Annuitant.

OPTION 3 -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS GUARANTEED -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable). This Option guarantees that if, at the death of the Annuitant (or Beneficiary, if applicable), payments have been made for less than 60, 120, 180 or 240 months, as selected, payments will continue for the remainder of the designated period.

Where the measuring life is that of the Annuitant, payments after his death are made to the designated Beneficiary. The Beneficiary, however, can elect at any time to receive the present value of the guaranteed payments remaining in a lump sum. When the measuring life is that of the Beneficiary, payments are discontinued after the Beneficiary's death. The present value of the guaranteed payments remaining is paid as a lump sum, in accordance with the Contract.

The present value of the guaranteed payments remaining is calculated as of the Valuation Period during which notice of death is received by AGL at its Annuity Administration Department. At that time, the amount of the total number of guaranteed Annuity payments remaining is computed at the net investment rate, using the Annuity Unit value for the Stock Index Division for the Valuation the Period immediately succeeding receipt of the notice of death. The resultant amount is paid as a lump sum.

OPTION 4 -- UNIT REFUND LIFE ANNUITY -- An Annuity payable monthly during the lifetime of the Annuitant (or Beneficiary, if applicable) and terminating with the last payment preceding his death. After his death, an additional payment is made if the number of Annuity Units represented by the proceeds of the Variable Account on the Annuity Commencement Date is greater than the number of Annuity Units represented by the total amount of payments received during the measuring lifetime. In other words, a payment is made in accordance with the Contract when (a) below exceeds (b) below:

         a  =   Total  amount   applied   under  the  Option  at  the  Annuity
                Commencement Date

                              divided by

                the Annuity Unit value for the Stock Index Division at the Annuity Commencement Date

         b  =   Number  of  Annuity   Units  in  the  Stock   Index   Division
                represented by each monthly Annuity payment made

                              multiplied by

                the number of Annuity payments made.

When (a) is greater than (b), the excess  amount is  multiplied by the Annuity
Unit value for the Stock Index Division as of the Valuation Period during which notice of death is received by AGL at its Annuity Administration Department. The resultant amount is paid as a lump sum.

OPTION 5 - INSTALLMENTS FOR A DESIGNATED PERIOD -- A series of monthly payments to the payee over a period of one to twenty years, as elected. At the death of the payee, the guaranteed payments remaining are paid in accordance with the Contract. If the Annuitant is the payee, any guaranteed payments remaining are made to the designated Beneficiary. The Beneficiary can, at any time, elect to receive the present value of any guaranteed payments remaining as a lump sum.

If a Beneficiary is the payee, the present value of the amount of any guaranteed payments remaining is calculated and the resultant amount paid as a lump sum. If the Contract Owner is the Payee, payments continue after the Annuitant's death for the remainder of the designated period.

The Contract Owner may at any time elect, however, to receive the present value of the remaining payments paid as a lump sum. Payments made under this Option are increased in amount by a factor which offsets the charge for mortality risk.

OPTION 6 -- INSTALLMENTS OF A DESIGNATED AMOUNT -- A series of equal payments of a designated amount to the payee made as annual, semiannual, quarterly or monthly installments. The value of the Variable Account, less any applicable premium taxes, is used to make the payments, and the payments continue until the proceeds, adjusted by the investment experience of the Stock Index Division of Separate Account A, are exhausted. The payee may at any time receive the remaining amount of the proceeds by submitting a written request to AGL at its Annuity Administration Department. At the death of the payee, payments continue to his designated Beneficiary. If a Beneficiary is the payee, and dies before the proceeds are exhausted, the balance of the proceeds is paid as a lump sum in accordance with the Contract. Payments made under this Option are increased by a factor which offsets the charge for mortality risk.

OPTION 7 -- INTEREST INCOME -- Interest of 3% on the investment of the proceeds of the Variable Account outside of the Stock Index Division of Separate Account A is paid to the payee in monthly, quarterly, semiannual or annual installments. The value of the Variable Account is automatically removed from the Stock Index Division of Separate Account A and deposited with AGL at a fixed rate of interest. The payee may, at any time, withdraw (redeem) all or a portion of the remaining balance of the Variable Account in a lump sum by submitting a written request to AGL at its Annuity Administration Department. If the payee dies while receiving installments, the principal to which the payee would be entitled to if alive, is paid as a lump sum, in accordance with the Contract. This Option is in any event subject to the minimum distribution rules under the Code, which are described under "Federal Income Tax Matters".

If Option 5, Option 6 or Option 7 is elected by a person other than the Contract Owner, the payee may be considered for federal income tax purposes to have received the proceeds of the Variable Account in a lump sum. The amount of the proceeds which exceeds the amount of total payments made by the Contract Owner may be considered ordinary income to the payee in the year of election. This could result in taxable income in the year of election even though payments are not received until subsequent years. Anyone electing these Options should consult a qualified tax adviser. (See "Federal Income Tax Matters".)

Under Settlement Options 1 through 5, the amount of the first monthly payment is calculated as of the Annuity Commencement Date. The number of Accumulation Units for the applicable Division of Separate Account A credited to the Variable Account is multiplied by the value of an Accumula tion Unit for such Division for the Valuation Period immediately two weeks before the Annuity Commencement Date. The resulting value is called the Accumulated Value. Tables in the Contracts indicate the amount of the first monthly payment for each $1,000 of Accumulated Value, minus any applicable premium taxes. The tables are based on Progressive Annuity Tables with interest at the rate of 3% per annum and assume births in 1900. Under Settlement Options 1 through 4, payment amounts illustrated vary with the sex. Amounts under any of the first five Settlement Options vary with the adjusted age of the Annuitant, determined using formulas provided by the Contracts.

Under Settlement Options 6 and 7, the amount of the first payment is prescribed by the Contracts. Under Settlement Option 7, however, AGL may increase the net investment rate above the guaranteed rate.

Under all of the Settlement Options, AGL bases the payment calculations on the same mortality basis used for individual single premium Annuity contracts issued to the same class of Annuitants, when doing so results in a larger first payment. If, however, the dollar value of the Variable Account is less than $2,000 at the Annuity Commencement Date, AGL may pay the amount out in a lump sum, regardless of the Settlement Option chosen.

Second and subsequent payments under the Basic Annuity and Settlement Option 1 through 5 are determined using the Annuity Unit value for the Stock Index Division for the Valuation Period when the payment is due. The Annuity Unit value for the Stock Index Division for any Valuation Period is determined by multiplying the value of the immediately preceding Valuation Period by the product of (I) the net investment factor for the Valuation Period two weeks immediately preceding the Valuation Period when payment is due, and (ii) a factor to neutralize the assumed net interest rate of 3 1/2% per annum built into the Annuity tables contained in the Contracts. This produces the value of the Annuity Unit for the Stock Index Division for the current Valuation Period. (See "Annuity Payments" in the Statement of Additional Information.)

      2.  ANNUITY PAYMENTS.

The amount of the first payment is divided by the Annuity Unit value for the Stock Index Division for the Valuation Period when payment is due. This determines the number of Annuity Units in the Stock Index Division represented by the first payment. The number of Annuity Units remains constant throughout the Annuity Period. Each subsequent payment is determined by multiplying the number of Annuity Units in the Stock Index Division by the value of the Annuity Unit in the Stock Index Division for the Valuation Period when payment is due. Under Settlement Options 5, 6 and 7, the Contract may be surrendered for a lump sum payment in lieu of Annuity payments once Annuity payments have started.

The amount of the first payment is determined using an assumed interest rate of 3 1/2% per annum. The amount of subsequent payments will vary in amount in accordance with the actual net investment rate. If the actual net investment rate is less than 3 1/2%, the amount of the payment is less; if greater than 3 1/2%, the amount of the payment is greater. Whenever the amounts of payments becomes less than $20, AGL can change the frequency of payments to intervals which result in payments of at least $20.

D.  DEATH BENEFITS

      1.  DEATH BENEFITS PRIOR TO THE ANNUITY COMMENCEMENT DATE

If the Participant dies prior to the Annuity Commencement Date, AGL will pay the death benefits to the Beneficiary. The death benefit will equal the Accumulated Value of a Variable Account as of the Valuation Period in which written proof of death is received by AGL at its Annuity Administration Department, less any applicable premium taxes.

If the Participant has not already done so, the Beneficiary may, within sixty days after the date of death, elect to receive the death proceeds as a lump sum or in the form of one of the annuity payment options provided in the Contract. See "The Contract -- The Annuity Period." If no request is received as to the manner of payment, AGL will make a lump-sum payment, based on values determined at that time.

If the Participant under a Contract dies prior to the Annuity Commencement Date, the Code requires that all amounts payable under the Contract be distributed (a) within five years of the date of death or (b) as annuity payments beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary. If the Beneficiary is the Participant's surviving spouse, distributions need not begin until the date the Participant would have attained the age of 70 1/2. Failure to satisfy these Code distribution requirements may result in serious adverse tax consequences.

      2.  DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Participant dies following the Annuity Commencement Date, the only amounts payable to the Beneficiary are any continuing payments provided for under the annuity payment option selected, which must be distributed at least as rapidly as under that option. Failure to satisfy these requirements of the Code may result in serious adverse tax consequences. See "Annuity Payment Options." In such a case, the Payee will have all the remaining rights and powers under a Contract and be subject to all the terms and conditions thereof.

      3.  PROOF OF DEATH

AGL will accept the following as proof of any person's death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to AGL.

Once AGL has paid the death proceeds, the Contract terminates and AGL has no further obligations thereunder.

                          FEDERAL INCOME TAX MATTERS

A.  GENERAL

It is not possible to comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex and its application to a particular person may vary according to facts peculiar to such person. Consequently, this discussion is not intended as tax advice, and you should consult with a competent tax adviser before purchasing a Contract.

The discussion is based on the law, regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

The discussion does not address state or local tax or estate and gift tax consequences associated with the Contracts.

B.  QUALIFIED CONTRACTS PURCHASED BY CERTAIN TAX-EXEMPT EMPLOYERS

PURCHASE PAYMENTS. Purchase payments made by certain tax-exempt employers or by public educational institutions on behalf of an employee are not included in the employee's income under Code Section 403(b) if the Contract meets certain requirements. Under such a Section 403(b)

Qualified Contract, purchase payments may be made as elective deferrals through a salary reduction agreement with an employee, but these payments are generally limited after 1986 to a maximum of $9,500 per year (and possibly less depending on the employee's years of service, compensation and prior elective deferrals). Purchase payments that are not elective deferrals are subject to other limits.

DISTRIBUTIONS DURING THE ACCUMULATION PERIOD. Under the Code, amounts received by an Annuitant upon a partial or total surrender of a Section 403(b) Qualified Contract are generally allocated on a pro rata basis between the employee's after tax investment in the Contract (if any) and other amounts. A 10 percent penalty tax is imposed on the amount includible in gross income from distributions that occur before age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancies) of the employee and his or beneficiary,
(2) made after separation from service following attainment of age 55, or (3) made to an alternate payee under a qualified domestic relations order. Post-1988 elective deferrals (made under a salary reduction agreement) and the earnings thereon may not be distributed prior to age 59 1/2, separation from service, death or disability. Distributions of elective deferrals (but not any income earned thereon) made after 1988 are permissible in the case of hardship; the distribution, however, may be subject to a 10% penalty tax as a premature distribution, as described above. Unless certain term and amount requirements are met, loans from section 403(b) Qualified Contracts will be treated as distributions.

A distribution from a Section 403(b) Qualified Contract is an eligible rollover distribution. If any amount of the distribution is not paid as a direct rollover, such amount will be subject to 20% income tax withholding. See "Tax Free Rollovers."

ANNUITY PAYMENTS. Annuity Payments received under a Section 403(b) Qualified Contract by an Annuitant are generally taxed in the same manner as Annuity payments under Non-Qualified Contracts. In the case of benefits accrued after December 31, 1986 under a Section 403(b) Qualified Contract, distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2, regardless of whether he has retired except for employees covered by a governmental or church plan. Additional distribution requirements apply to beneficiaries of deceased Annuitants. Failure to comply with the distribution rules will result in the imposition of a penalty tax of 50 percent of the amount by which the minimum distribution required exceeds the actual distribution.

C.  INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

PURCHASE PAYMENTS. Individuals who are not active participants in a tax-qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for any IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $25,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $35,000 will not be able to deduct purchase payments, and for those with adjusted gross income between $25,000 and $35,000 the deduction is phased out based on the amount of income. Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $40,000 and $50,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. Individuals who are precluded from deducting all or a portion of their purchase payments because of participation in a tax-qualified retirement plan may still make non-deductible contributions on which earnings will be tax deferred. The total of deductible and non-deductible contributions may not exceed the lesser of $2,000 or 100% of earned income, or, in the case of married individuals filing a joint return, the lesser of $4,000 or 100% of the combined earned income of both spouses.

DISTRIBUTIONS FROM AN IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipient's income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be included in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant attains age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. See "Death Proceeds." Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

TAX FREE ROLLOVERS. Amounts may be transferred in a tax-free rollover from a tax-qualified plan to an IRA (and from one IRA to another IRA) if certain conditions are met. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to an IRA (a "direct rollover"). Second, the distribution may be paid directly to the Annuitant and then, within 60 days of receipt, the amount may be rolled over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

D.  SIMPLIFIED EMPLOYEE PENSION PLANS

Employees and employers may establish an IRA plan known as a simplified employee pension plan ("SEP") if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee. However, total employer contributions are limited to 15% of an employee's compensation or $30,000, whichever is less.

E.  SIMPLE RETIREMENT ACCOUNTs

Employees and employers may establish an IRA plan known as a simple retirement account ("SRA"), if certain requirements are met. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year. The employer must, in general, make a fully vested matching contribution for employee deferrals up to 3% of compensation.

F.  OTHER QUALIFIED PLANS

PURCHASE PAYMENTS. Purchase payments made by an employer under a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. Such purchase payments are also excluded from the current income of the employee.

DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE. To the extent that purchase payments are includible in an employee's taxable income, they (less any amounts previously received that were not includible in the employee's taxable income) represent his or her "investment in the Contract." Amounts received prior to the Annuity Commencement Date under a Contract in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. With respect to the taxable portion of a lump-sum distribution (as defined in the Code), an averaging rule may be applicable that allows computation of tax as if the amount were received over a period of five years. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received, less the employee's investment in the Contract, to another tax-qualified plan or to an individual retirement account or an IRA in accordance with the rollover rules under the Code. However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. See "Tax Free Rollovers." Special tax treatment may be available in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee's attaining age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, (2) made after the employee's separation from service on account of early retirement after age 55, or (3) made to an alternate payee pursuant to a qualified domestic relations order.

ANNUITY PAYMENTS. A portion of annuity payments received under Contracts in connection with section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments under "Non-Qualified Contracts - Taxation of Annuity Payments", except that the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts specified by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires, if later. Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

SELF-EMPLOYED INDIVIDUALS. Various special rules apply to tax-qualified plans established by self-employed individuals.

G.  PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. These types of programs allow individuals to defer receipt of up to 100% of compensation that would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts, as well as earnings thereon. Purchase payments made by the employer, however, are not immediately deductible by the employer, and the employer is currently taxed on any increase in Account Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

H.  EXCESS DISTRIBUTIONS - 15% TAX

Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions for all tax qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently $160,000) or five times the annual limit for lump-sum distributions. The additional tax on excess distributions does not apply to distributions in 1997, 1998, and 1999.

I.  FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding. The payee may, however, elect to have no income tax withheld by submitting a withholding exemption certificate to us.

In some cases, if you own more than one Qualified annuity contract, such contracts may be aggregated for purposes of determining whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement, in appropriate circumstances, has been satisfied. If, under this aggregation procedure, you are relying on distributions pursuant to another annuity contract to satisfy the minimum distribution requirement under a Qualified Contract issued by us, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Contract.

                                 VOTING RIGHTS

Participants prior to the Annuity Commencement Date, and Annuitants or other payees during the Annuity Period, may instruct AGL as to the voting of Portfolio Company shares attributable to their respective interests under the Contracts at meetings of shareholders of Portfolio Company. Those persons entitled to vote will receive proxy material and a form on which voting instructions may be given. AGL will vote the shares of each Fund of Portfolio Company held by the corresponding Division of Separate Account A, attributable to the Contracts, in accordance with instructions received with respect to all Contracts. Shares held in each Division for which timely instructions have not been received will be voted by AGL for or against any proposition, or AGL will abstain, in the same proportion as shares in that Division for which instructions are received. AGL will vote, or abstain from voting, any Portfolio Company shares that are not attributable to the Contracts in the same proportion as all Participants in Separate Account A vote or abstain. However, if AGL determines that it is permitted to vote such shares of Portfolio Company in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

Unless the Contract has been issued in connection with a deferred compensation plan, individuals participating under a Contract Owner's retirement plan have the right to instruct the owner with respect to shares attributable to their contributions and to such additional extent as the owner's retirement plan may permit.

The number of shares of Portfolio Company held in a Division deemed attributable to a Participant's interest under a Contract prior to the Annuity Commencement Date will be determined on the basis of the value of the Accumulation Units credited to the Participant's account as of the record date. On or after the Annuity Commencement Date, the number of attributable shares will be based on the amount of assets held to meet annuity obligations to the payee under the Contract as of the record date. During the annuity period, the number of votes attributable to a Contract or participation will generally decrease since funds set aside for an Annuitant will decrease.

Because Portfolio Company is organized as a corporation under Maryland law, it is not required to hold regular annual shareholder meetings to elect members of the board of directors and it does not expect to hold annual meetings for any other purpose. If members of the board of directors of Portfolio Company are required to be elected or any other action is required to be taken at any special or annual meeting of Portfolio Company, instructions for voting shares underlying the interests of Participants will, as indicated above, be solicited by means of proxy materials.

Matters pertaining to all of the Funds, such as the election of directors or the ratification of independent auditors, will be submitted to a vote of the shareholders of all the Funds. However, matters pertaining to only certain of the Funds will be submitted to a vote of the shareholders of only those Funds.

                    THE STATEMENT OF ADDITIONAL INFORMATION

This Prospectus contains information concerning Separate Account A, AGL and the Contracts, but does not contain all of the information set forth in the Registration Statement and all exhibits and schedules relating thereto, which AGL has filed with the SEC.

Additional information may be obtained from AGL by requesting from AGL's Annuity Administration Department a Statement of Additional Information. For convenience, the Table of Contents of the Statement of Additional Information is provided below:

                               TABLE OF CONTENTS

                  OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information.................................................. 2
Regulation and Reserves.............................................. 2
Independent Auditors................................................. 3
Distribution......................................................... 3
Underwriters......................................................... 3
Services............................................................. 3
Gender of Annuitant.................................................. 4
Misstatement of Age or Sex and Other Errors.......................... 4
Change of Investment Adviser or Investment Policy.................... 4
Calculation of Accumulation Unit Values.............................. 4
Annuity Payments..................................................... 6
Index to Financial Statements........................................ 8
Financial Statements................................................. 9

If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:

         American General Life Insurance Company
         Annuity Administration Department
         P. O. Box 1401
         Houston, Texas 77251-1401

Gentlemen:

Please send me a free copy of the Statement of Additional Information for AGL Separate Account A Individual Variable Retirement Annuity Contracts at the following address:

         Name: __________________________________
         Mailing Address:________________________
         ________________________________________
         ________________________________________
         Contract No.:___________________________
         Signature:______________________________

                                                             Reg. No. 33-44745

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

          INDIVIDUAL AND GROUP VARIABLE RETIREMENT ANNUITY CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                   P. O. BOX 1401, HOUSTON, TEXAS 77251-1401

                   1-800-247-6584 or 713-831-3505 (IN TEXAS)

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997

     This Statement of Additional Information is not a prospectus. It should be read with the prospectus, dated May 1, 1997, for the Individual Variable Retirement Annuity Contracts (the "Contracts"). You can obtain a copy of the applicable prospectus by contacting American General Life Insurance Company ("AG Life"), the successor to California-Western States Life Insurance Company ("Cal-Western"), at the address or telephone number given above.

                               TABLE OF CONTENTS

                                                                      Page No.
                                                                     ---------
General Information......................................................  2
Regulation and Reserves..................................................  2
Independent Auditors.....................................................  3
Distribution.............................................................  3
Underwriters ............................................................  3
Services. . . . . .......................................................  3
Gender of Annuitant......................................................  4
Misstatement of Age or Sex and Other Errors..............................  4
Change of Investment Adviser or Investment Policy........................  4
Calculation of Accumulation Unit Values..................................  4
Annuity Payments.........................................................  6
Index to Financial Statements............................................  8
Financial Statements.....................................................  9

                              GENERAL INFORMATION

AG Life, a Texas corporation, is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri") engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation ("AG Corp."), a Texas holding corporation engaged primarily in the insurance business.

AG Life is the single life insurance company resulting from the merger, effective December 31, 1991, of Cal-Western, a California corporation, and American General Life Insurance Company, a Texas corporation ("AG Texas"), into AG Life's predecessor, American General Life Insurance Company of Delaware, a Delaware corporation organized in 1917 ("AG Delaware"). In connection with the merger, AG Delaware redomesticated as a Texas insurer and changed its name to American General Life Insurance Company.

                            REGULATION AND RESERVES

AG Life is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance  company capital and surplus,  various  operational  standards,  and accounting  and  financial  reporting  procedures.  AG Life's  operations  and
accounts  are  subject  to  periodic   examination  by  insurance   regulatory
authorities.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of AG Life under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance. Also, both the executive and legislative branches of the federal government have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AG Life would be.

Pursuant to state insurance laws and regulations, AG Life is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AG Life were to incur claims or expenses at rates significantly higher than expected, for example, due to acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                             INDEPENDENT AUDITORS

The consolidated financial statements of AG Life and the financial statements of Separate Account A appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein. Such financial statements have been included in this Statement of Additional Information in reliance upon such reports of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing. The offices of Ernst & Young LLP are located at One Houston Center, Suite 2400, 1221 McKinney Street, Houston, Texas 77010-2007.

                                 DISTRIBUTION

The Individual Variable Retirement Annuity Contracts that are currently being offered by AG Life are sold by licensed insurance agents and insurance brokers of AG Life who are registered representatives of American General Securities Incorporated ("AGSI"), a National Association of Securities Dealers, Inc. member firm. AGSI, a broker-dealer registered with the Securities and Exchange Commission, is wholly-owned by AG Life and was incorporated in Texas in 1983.

                                 UNDERWRITERS

AGSI is the principal underwriter with respect to the Contracts. AGSI also serves as principal underwriter to AG Life Separate Account D and American General Life Insurance Company of New York Separate Account E, both of which are unit investment trusts registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly owned subsidiary of AG Life.

As principal underwriter of the Contracts, AGSI received from AG Life less than $1,000 of compensation for each of the last three fiscal years. No other affiliate of AG Life receives any profit or benefit in connection with the purchase or sale of shares of the underlying mutual fund, American General Series Portfolio Company ("Portfolio Company"), by Separate Account A.

The securities offered pursuant to the Contracts are offered on a continuous basis.

                                   SERVICES

A Service Agreement exists between AG Life and Continuum Computer Systems, Inc. ("Continuum") to provide certain services in connection with Separate Account A. Continuum has developed a computerized data processing record keeping system for annuity accounting and has the necessary data processing equipment and personnel to provide and support remote terminal access to its system for the maintenance of annuity records, processing information, and the generation of output with respect to the records and information. AG Life has contracted with Continuum for the right to use Continuum's system. For these services, Continuum received $64,800 in 1996, $65,280 in 1995, and $29,160 in 1994.

                              GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between males and females in any jurisdiction, including Montana, where such differences are not permitted. AG Life will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

                  MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of an Annuitant has been misstated, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If any overpayments have been because of incorrect information about age or sex, or any error or miscalculation, the amount of the overpayment will be deducted from the next payment or payments due. Conversely, any underpayments will be added to the next payment. The amount of any adjustment will be credited or charged with interest at the effective annual rate of 4% per year.

               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, neither the investment adviser to the Portfolio Company (or any series thereof) nor any investment policy may be changed without the consent of AG Life. If required, approval of or change of any investment objective will be filed with the insurance department of each state where a Contract has been delivered. Contract Owners and Participants, as defined in the Contracts, (or, after annuity payments start, the payee) will be notified of any material investment policy change that has been approved. Contract Owners and Participants will be notified of an investment policy change prior to its implementation by Separate Account A if the comment or vote of such Contract Owners or Participants is required for such change.

                    CALCULATION OF ACCUMULATION UNIT VALUES

The method of calculating accumulation unit values is described in the Prospectus under the caption "The Accumulation Period." Set forth below are formulas and illustrations for determining: (a) the gross investment rate; (b) the net investment factor; and (c) accumulation unit value.

     (a) Formula and Illustration for Determining Gross Investment Rate
     ------------------------------------------------------------------

The following  formula sets out the method of computing  the Gross  Investment
Rate:

                 Gross Investment Rate = a + b + c
                                         ---------
                                             d

   Where a =   Investment income during Valuation Period.
               Assume "a"                                     =         $9,000

         b =   Unrealized capital gains or losses during
               Valuation period.  Assume "b"                  =         $4,000

         c =   Realized Capital gains or losses during
               Valuation Period.  Assume "c"                  =             $0

         d =   Value of Separate Account A's assets at the
               beginning of the Valuation Period. Assume "d"  =     $9,000,000


   Then, Gross Investment Rate = $9,000 + $4,000 + 0
                                 -------------------
                                    $9,000,000                =        .001444
                                                                      (.1444%)


     (b) Formula and Illustration for Determining Net Investment Factor
     ------------------------------------------------------------------

                   Net Investment Rate = a - b + c

   Where a =   Gross Investment Rate.  Assume "a", as
               calculated above                               =        .001444

         b =   A factor representing charges for mortality
               and expense risks which totals 1.325% on
               annual basis.  On daily basis, assume "b"      =       .0000363

         c =   A factor representing the reimbursement of
               fund expenses deducted from the Net Asset
               Value of AGSPC assets.  Assume $88.77
               expenses deducted.  Then factor = $88.77
                                                ---------
                                                9,000,000     =      .00000986

   Then, Net Investment Rate = .00144 - .0000363 + .00000986  =      .00141756

         Net Investment Factor = 1.00000 + Net Investment Rate

                               = 1.00000 + .00141356          =     1.00141756


      (c) Formula and Illustration for Determining Accumulation Unit Value
      ---------------------------------------------------------------------
                       Accumulation Unit value = a x b

   Where a =   Accumulation Unit value for the previous
               Valuation Period.  Assume "a"                  =       $1.12500

         b =   Net Investment Factor.  Assume "b", as         =     1.00141356
               calculated above

   Then, Accumulation Unit value = $1.12500 x 1.00141356      =      $1.126590

                               ANNUITY PAYMENTS

The method of calculating annuity payments is described in the Prospectus under the caption "The Annuity Period." Set forth below are formulas and illustrations for determining: (a) annuity unit value; (b) the amount of the first monthly annuity payment; (c) the number of annuity units; and (d) subsequent monthly annuity payments.

      (a)  Formula and Illustration for Determining Annuity Unit Value
      -----------------------------------------------------------------

                   Annuity Unit value = a x (b x c)

   Where a =   Annuity Unit value for the immediately
               preceding Valuation Period.  Assume "a"        =      $1.070000

         b =   Net Investment Factor for the Valuation
               Period two weeks immediately preceding
               the Valuation Period for which the Annuity
               Unit value is being calculated.  Assume "b"    =       1.005000

         c =   A factor to neutralize the assumed interest
               rate of 3 1/2%.  Assume "c"                    =        .999906

                    Then, the Annuity Unit value =

                   $1.070000 x (1.0050000 x .999906)          =      $1.075249


      (b) Formula and Illustration for Determining Amount of First Monthly Annuity Payment
          --------------------------------------------------------------------

The first monthly Annuity payment based on 3 1/2% assumed interest rate, the value of the Variable Account, less any applicable premium taxes, the sex and adjusted age of the Payee, and the Settlement Option elected (assume for each case a male, adjusted age 65, Option 3 with 120 monthly payments guaranteed).

                First monthly Annuity payment = a x b

   Where a =   Value of the Variable Account, less any
               applicable premium taxes, as of the Valuation
               Period two weeks immediately preceding the
               Annuity Commencement Date.  Assume "a"         =        $10,000

         b =   A factor per $1,000 appropriate to the
               Payee's sex and adjusted age and to the
               Settlement Option elected (shown in the
               tables contained in the Contracts). Assume "b" =          $6.57

                  Then, the first monthly Annuity payment     =         $65.70

      (c) Formula and Illustration for Determining the Number Of Annuity Units
      ------------------------------------------------------------------------

               Number of Annuity Units represented by
               the first monthly Annuity payment = a/b

   Where a =   Dollar amount of first monthly Annuity
               payment.  Assume "a", as calculated above      =         $65.70

         b =   Annuity Unit value for the Valuation Period
               in which the first monthly Annuity payment
               is due.  Assume "b", as calculated above       =      $1.075249

                  Then, the number of Annuity Units           =

                                                 $65.70
                                                ---------
                                                $1.075249     =      61.102126
                                                                       units

     (d) Formula for Determining Amount of Second and Subsequent Monthly Annuity Payments
     -------------------------------------------------------------------------

The number of Annuity Units in Example 3 remains fixed during the Annuity Period. To determine the second monthly Annuity payment for this illustration, assume a thirty-day period between Annuity payments and assume that a 6% yield is reflected in the current Annuity Unit value since the prior payment. Then the second monthly Annuity payment = a X b

   Where a =   Fixed number of Annuity Units.  Assume "a",    =      61.102126
               as calculated above                                     units

         b =   Annuity Unit value for the Valuation Period
               in which the payment is due.  Assume "b"       =      $1.136554

                 Then, the second monthly Annuity payment=
                  61.102126 units X $1.136554                 =         $69.45

Note that the payments have increased due to the favorable investment experience of Separate Account A. If the investment experience is not favorable, then the payments will decrease. Assuming a 30 day period between Annuity payments, and assuming a minus 6% yield is reflected in the current Annuity Unit value since the prior payment:

   Where b =  Annuity Unit value for the Valuation Period
              in which the payment is due                     =      $1.007888

                 Then, the second monthly Annuity payment     =
                  61.102126 units x $1.007888                 =         $61.58

                                   INDEX TO
                             FINANCIAL STATEMENTS

                                                                      Page No.
                                                                     ---------

I.  Separate Account A Financial Statements

       Report of Ernst & Young LLP, Independent Auditors..................  9

       Statement of Net Assets............................................ 10

       Statement of Operations............................................ 10

       Statement of Changes in Net Assets................................. 11

       Notes to  Financial Statements..................................... 12

II.  AG Life Consolidated Financial Statements

       Report of Ernst & Young LLP, Independent Auditors.................. 15

       Consolidated Balance Sheets........................................ 16

       Consolidated Statements of Income.................................. 18

       Consolidated Statements of Shareholders' Equity ................... 19

       Consolidated Statements of Cash Flows.............................. 20

       Notes to Consolidated Financial Statements......................... 21

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007


                       Report of Independent Auditors

Board of Directors of
American General Life Insurance Company
and Contract Owners of
American General Life Insurance Company
Separate Account A

     We have audited the accompanying statement of net assets of American General Life Insurance Company (the "Company") Separate Account A as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1996, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company Separate Account A at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

Houston, Texas                                            /s/Ernst & Young LLP
January  31, 1997

                   American General Life Insurance Company

                              SEPARATE ACCOUNT A

                           STATEMENT OF NET ASSETS
                              December 31, 1996


ASSETS:
   Investment securities - at market (cost $27,950,458)...............  $ 43,479,726
   Due from American General Life Insurance Company...................            85
                                                                        ------------
      NET ASSETS......................................................    43,479,811
                                                                        ============


CONTRACT OWNER RESERVES:
   Reserves for redeemable annuity contracts..........................  $ 39,785,396
   Reserves for annuity contracts on benefit..........................     3,694,415
                                                                        ------------

TOTAL CONTRACT OWNER RESERVES.........................................  $ 43,479,811
                                                                        ============


                           STATEMENT OF OPERATIONS
                         Year Ended December 31, 1996

INVESTMENT INCOME:
   Dividends from mutual funds...........................               $    766,712

EXPENSES:
   Expense and mortality fee.............................   $   405,463
   Fund advisory fee reimbursement.......................        (6,611)     398,852
                                                           ------------ ------------
NET INVESTMENT INCOME....................................                    367,860
                                                                        ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments......................                  1,320,715
   Capital gain distributions from mutual funds..........                    321,359
   Net unrealized gain on investments....................                  5,901,608
                                                                        ------------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....                  7,543,682
                                                                        ------------

      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...               $  7,911,542
                                                                        ============

See accompanying notes.

                    American General Life Insurance Company

                              SEPARATE ACCOUNT A

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                   Year Ended December 31,
                                                                    1996             1995
OPERATIONS:
   Net investment income........................................   $   367,860    $   432,018
   Net realized gain on investments.............................     1,320,715        704,153
   Capital gain distributions from mutual funds.................       321,359        772,322
   Net unrealized gain on investments...........................     5,901,608      8,709,189
                                                                   ------------   ------------
      Increase in net assets resulting from operations..........     7,911,542     10,617,682
                                                                   ------------   ------------


PRINCIPAL TRANSACTIONS:
   Contract purchase payments, less sales and administrative
   expenses and premium taxes...................................       633,569        511,609
   Mortality reserve transfer...................................       331,485              0
   Payments to contract owners:
      Annuity benefits..........................................      (511,778)      (385,816)
      Terminations and withdrawals..............................    (3,236,261)    (3,989,025)
                                                                   ------------   ------------
   Decrease in net assets resulting from principal transactions.    (2,782,985)    (3,863,232)
                                                                   ------------   ------------
   TOTAL INCREASE IN NET ASSETS.................................     5,128,557      6,754,450


NET ASSETS:
   Beginning of year............................................    38,351,254     31,596,804
                                                                   ------------   ------------
   End of  year.................................................   $43,479,811    $38,351,254
                                                                   ============   ============

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

     Separate  Account A (the "Separate  Account") was established by American
General Life Insurance Company (the "Company") on August 14, 1967. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and contract purchase payments were first received on January 12, 1968. On April 28, 1989, the Separate Account was reorganized as a multi-division unit investment trust investing in American general Series Portfolio Company ("AGSPC"). The Separate Account is comprised of six subaccounts or "divisions" which are available to contract holders through American General annuity contracts.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & BASIS OF PRESENTATION

     The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

     SECURITY VALUATION - The investment in shares of mutual funds managed by AGSPC are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

     ADMINISTRATIVE EXPENSES AND MORTALITY AND EXPENSE RISK CHARGE - Fund advisory fees, mortality and expense risk charges, and deductions from contract purchase payments for sales and administrative expenses are paid to the Company. Agreements with the Company include fees at an annual rate of 0.3233% and 1.0017% of the average daily net assets of the Separate Account for fund advisory fees and mortality and expense risk charges assumed by the Company, respectively. Pursuant to a contract expense guarantee, the Company reimburses the Separate Account for any advisory fees charged by AGSPC in excess of an annual rate of 0.3233% and for any additional charges resulting from the April 28, 1989 Reorganization. The total reimbursements by the company were $6,611 for the year ended December 31, 1996.

Varying deductions of up to 6% from each group (group contracts are no longer offered) and 8.75% from each individual variable annuity contract purchase payment (plus applicable premium taxes) are made for sales and administrative expenses and minimum death benefits. These deductions made by the Company were $8,796 for the year ended December 31, 1996.

     ANNUITY RESERVES - Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the participant elects otherwise, in which case the rate is 5%. Charges to annuity reserves for mortality and expense risks experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

NOTE C - INVESTMENTS

     Fund shares are purchased at net asset value with net contract payments (contract purchase payments less surrenders and amounts payable to the Company for sales, administrative and surrender charges) and reinvestment of distributions made by the funds. The following is a summary of fund shares owned as of December 31, 1996.

                                                         Value of
                                               Net        Shares         Cost of      Unrealized
                                              Asset         at            Shares          on
       Fund                       Shares      Value       Market          Held       Appreciation

Stock Index Fund............ 1,901,755.944   $ 22.76   $ 43,283,965   $ 27,756,651   $ 15,527,314
MidCap Index Fund...........       106.941     19.09          2,042          1,629            413
Timed Opportunity Fund......     6,374.562     11.62         74,072         72,645          1,427
Money Market Fund...........   107,909.710      1.00        107,910        107,910              0
Government Securities Fund..       333.785      9.79          3,268          3,209             59
Capital Conservation Fund..        897.162      9.44          8,469          8,414             55
                                                       ------------   ------------   ------------
                                                       $ 43,479,726   $ 27,950,458   $ 15,529,268
                                                       ============   ============   ============


     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1996 were $2,022,362 and $4,116,189, respectively. The cost of the securities at December 31, 1996 was the same for financial reporting and federal income tax purposes.

NOTE D - FEDERAL INCOME TAXES

     The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE E - SUMMARY OF CHANGES IN UNITS

SUMMARY OF CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1996

CONTRACTS IN ACCUMULATION PERIOD:

                                                                          Timed          Money       Government       Capital
                                        Stock            MidCap        Opportunity       Market      Securities     Conservation
                                     Index Fund        Index Fund         Fund           Fund           Fund            Fund
Outstanding at beginning of period.  2,595,596.122        1986.413      50,691.625        1724.450       2,380.042       5,330.601
Purchase payments..................     21,247.287           0.000        2039.903           0.000           0.000       2,435.768
Surrenders.........................   (213,506.439)       (930.481)    (11,987.459)     (1,727.280)         (9.817)         (8.451)
Transfers to annuity...............     (2,328.377)          0.000           0.000           0.000           0.000           0.000
Transfers from fixed annuity.......      10107.529           0.000           0.000      80,563.987           0.000           0.000
                                   ----------------   -------------   --------------  -------------   -------------   -------------
Outstanding at end of period.......  2,411,116.122        1055.932      40,744.069      80,561.157       2,370.225       7,757.918
                                   ================   =============   =============   =============   =============   =============


CONTRACTS IN ANNUITY PERIOD:

Outstanding at beginning of period.    235,858.346
Transfers from accumulation........      2,328.377
Mortality Reserve Transfer.........     21,300.059
Annuity payments...................    (34,486.406)
                                       -----------
Outstanding at end of period.......    225,000.376
                                       ===========



SUMMARY OF CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1995


CONTRACTS IN ACCUMULATION PERIOD:
                                                                          Timed          Money       Government       Capital
                                        Stock            MidCap        Opportunity       Market      Securities     Conservation
                                     Index Fund        Index Fund         Fund           Fund           Fund            Fund
Outstanding at beginning of period.  2,925,664.920       2,002.000       52,685.052      1,724.450       2,390.642       2,855.740
Purchase payments..................     36,805.601           0.000        2,399.411          0.000           0.000       2,483.949
Surrenders.........................   (290,759.626)        (15.587)      (4,392.838)         0.000         (10.600)         (9.088)
Transfers to annuity...............    (13,509.048)          0.000            0.000          0.000           0.000           0.000
Transfers from fixed annuity.......    (62,605.725)          0.000            0.000          0.000           0.000           0.000
                                   ----------------   -------------   --------------  -------------   -------------   -------------
Outstanding at end of period.......  2,595,596.122       1,986.413       50,691.625      1,724.450       2,380.042        5,330.601
                                   ================   =============   =============   =============   =============   =============


CONTRACTS IN ANNUITY PERIOD:

Outstanding at beginning of period.    246,719.889
Transfers from accumulation........     13,509.048
Annuity payments...................    (24,370.591)
                                       -----------
Outstanding at end of period........   235,858.346
                                       ===========

Note F - Net Assets Represented By:



                                                       December 31, 1996
CONTRACTS IN ACCUMULATION PERIOD:
                                                                 Unit
                                                   Units         Value     Amount

Stock Index Fund.........................      2,411,116.122   $16.419594 $ 39,589,548
MidCap Index Fund........................          1,055.932     1.933369        2,041
Timed Opportunity Fund...................         40,744.069     1.819376       74,129
Money Market Fund........................         80,561.157     1.339458      107,908
Government Securities Fund...............          2,370.225     1.377319        3,264
Capital Conservation Fund................          7,757.918     1.096382        8,506
                                                                          -------------
                                                                            39,785,396
                                                                          -------------

CONTRACTS IN ANNUITY PERIOD:

Stock Index Fund.........................        225,000.376    16.419594    3,694,415
                                                                          -------------

TOTAL CONTRACT OWNER RESERVES                                             $ 43,479,811
                                                                          =============



                                                       December 31, 1995
CONTRACTS IN ACCUMULATION PERIOD:
                                                                 Unit
                                                   Units         Value     Amount
Stock Index Fund                               2,595,596.122   $13.510035 $ 35,066,594
MidCap Index Fund                                  1,986.413     1.649419        3,276
Timed Opportunity Fund                            50,691.625     1.650376       83,660
Money Market Fund                                  1,724.450     1.289176        2,223
Government Securities Fund                         2,380.042     1.369542        3,260
Capital Conservation Fund                          5,330.601     1.085475        5,786
                                                                          -------------
                                                                            35,164,799
                                                                          -------------

CONTRACTS IN ANNUITY PERIOD:

Stock Index Fund.........................        235,858.346    13.510035    3,186,455
                                                                          -------------

TOTAL CONTRACT OWNER RESERVES                                               38,351,254
                                                                          =============

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007


                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                     /s/ERNST & YOUNG LLP
March 20, 1997


      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                                  American General Life Insurance Company

                                       Consolidated Balance Sheets

                                                                                    December 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
ASSETS
Investments:
   Fixed maturity securities, at fair value (amortized cost -
      $24,762,134 in 1996 and $23,349,517 in 1995)                         $  25,395,381    $  24,769,751
   Equity securities, at fair value (cost - $17,642 in 1996 and
      $72,443 in 1995)                                                            20,555           92,318
   Mortgage loans on real estate                                               1,707,843        1,790,110
   Investment real estate                                                        145,442          141,927
   Policy loans                                                                1,006,137          918,465
   Other long-term investments                                                    43,344           23,819
   Short-term investments                                                         94,882           65,262
                                                                       ------------------------------------
Total investments                                                             28,413,584       27,801,652

Cash                                                                              33,550           43,944
Investment in Parent Company (cost - $8,597 in 1996 and 1995)                     28,597           24,399
Indebtedness from affiliates                                                      86,488           90,664
Accrued investment income                                                        392,058          392,832
Accounts receivable                                                              170,457          174,303
Deferred policy acquisition costs                                              1,042,783          605,501
Property and equipment                                                            35,414           38,275
Other assets                                                                     134,289          124,919
Assets held in separate accounts                                               7,727,189        5,051,112
                                                                       ------------------------------------
Total assets                                                               $  38,064,409    $  34,347,601
                                                                       ====================================

                                                                                    December 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Future policy benefits                                                  $  26,558,538    $  25,276,305
   Other policy claims and benefits payable                                       41,679           43,175
   Other policyholders' funds                                                    376,675          445,801
   Federal income taxes                                                          402,361          560,538
   Indebtedness to affiliates                                                      3,376            3,120
   Other liabilities                                                             325,630          284,328
   Liabilities related to separate accounts                                    7,727,189        5,051,112
                                                                       ------------------------------------
Total liabilities                                                             35,435,448       31,664,379

Shareholders' equity:
   Common stock, $10 par value, 600,000 shares authorized, issued, and
      outstanding                                                                  6,000            6,000
   Preferred stock, $100 par value, 8,500 shares authorized, issued,
      and outstanding                                                                850              850
   Additional paid-in capital                                                    933,342          858,075
   Net unrealized investment gains                                               219,151          493,594
   Retained earnings                                                           1,469,618        1,324,703
                                                                       ------------------------------------
Total shareholders' equity                                                     2,628,961        2,683,222

                                                                       ------------------------------------
Total liabilities and shareholders' equity                                 $  38,064,409    $  34,347,601
                                                                       ====================================

SEE ACCOMPANYING NOTES.

                    American General Life Insurance Company

                        Consolidated Income Statements


                                                                YEAR ENDED DECEMBER 31
                                                         1996            1995           1994
                                                ------------------------------------------------------
                                                                      (IN THOUSANDS)

Revenues:
   Premiums and other considerations               $    382,923    $    342,420    $    324,521
   Net investment income                              2,095,072       2,011,088       1,874,323
   Net realized investment gains (losses)                28,502          (1,942)        (61,268)
   Other                                                 41,968          27,172          30,841
                                                ------------------------------------------------------
Total revenues                                        2,548,465       2,378,738       2,168,417

Benefits and expenses:
   Benefits                                           1,689,011       1,641,206       1,514,544
   Operating costs and expenses                         347,369         309,110         297,498
   Interest expense                                         830           2,180           1,254
                                                ------------------------------------------------------
Total benefits and expenses                           2,037,210       1,952,496       1,813,296
                                                ------------------------------------------------------
Income before income tax expense                        511,255         426,242         355,121

Income tax expense                                      176,660         143,947         128,188
                                                ------------------------------------------------------
Net income                                         $    334,595    $    282,295    $    226,933
                                                ======================================================


SEE ACCOMPANYING NOTES.

                    American General Life Insurance Company

                Consolidated Statements of Shareholders' Equity


                                                                YEAR ENDED DECEMBER 31
                                                         1996            1995           1994
                                                ------------------------------------------------------
                                                                      (IN THOUSANDS)

Common stock:
   Balance at beginning of year                    $     6,000     $     6,000     $     6,000
   Change during year                                        -               -               -
                                                ------------------------------------------------------
Balance at end of year                                   6,000           6,000           6,000

Preferred stock:
   Balance at beginning of year                            850               -               -
   Change during year                                        -             850               -
                                                ------------------------------------------------------
Balance at end of year                                     850             850                -

Additional paid-in capital:
   Balance at beginning of year                        858,075         850,358          850,236
   Capital contribution from Parent                     75,000               -                -
   Other changes during year                               267           7,717              122
                                                ------------------------------------------------------
Balance at end of year                                 933,342         858,075          850,358

Net unrealized investment gains (losses):
   Balance at beginning of year                        493,594        (730,900)         427,471
   Change during year                                 (274,443)      1,224,494       (1,158,371)
                                                ------------------------------------------------------
Balance at end of year                                 219,151         493,594         (730,900)

Retained earnings:
   Balance at beginning of year                      1,324,703       1,249,109        1,261,676
   Net income                                          334,595         282,295          226,933
   Dividends paid                                     (189,680)       (206,701)        (239,500)
                                                ------------------------------------------------------
Balance at end of year                               1,469,618       1,324,703        1,249,109
                                                ------------------------------------------------------
Total shareholders' equity                         $ 2,628,961    $  2,683,222   $    1,374,567
                                                =======================================================

SEE ACCOMPANYING NOTES.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows


                                                                          YEAR ENDED DECEMBER 31
                                                                   1996            1995           1994
                                                          -----------------------------------------------------
                                                                                (IN THOUSANDS)
OPERATING ACTIVITIES
Net income                                                   $     334,595   $     282,295   $     226,933
Adjustments to reconcile net income to net cash
   (used in) provided by operating activities:
      Change in accounts receivable                                  3,846         (18,654)         (8,942)
      Change in future policy benefits and other policy
         claims                                                   (543,193)        (70,383)        120,756
      Amortization of policy acquisition costs                     102,189          68,295          56,662
      Policy acquisition costs deferred                           (188,001)       (203,607)       (194,974)
      Change in other policyholders' funds                         (69,126)         63,174          38,379
      Provision for deferred income tax expense                     12,388          (9,773)         24,043
      Depreciation                                                  16,993          18,119          18,412
      Amortization                                                 (30,758)        (35,825)        (59,680)
      Change in indebtedness to/from affiliates                      4,432           7,596        (113,620)
      Change in amounts payable to brokers                         (25,260)         30,964          23,806
      Net (gain) loss on sale of investments                       (28,502)          1,942          61,268
      Other, net                                                    32,111          46,863         (61,093)
                                                          -----------------------------------------------------
Net cash (used in) provided by operating activities               (378,286)        181,006         131,950

INVESTING ACTIVITIES
Purchases of investments and loans made                        (27,245,453)    (14,573,323)    (15,723,196)
Sales or maturities of investments and receipts from
   repayment of loans                                           25,889,422      12,528,185      13,939,720
Sales and purchases of property and equipment, net                  (8,057)        (12,114)         (5,529)
                                                          -----------------------------------------------------
Net cash used in investing activities                           (1,364,088)     (2,057,252)     (1,789,005)

FINANCING ACTIVITIES
Policyholder account deposits                                    3,593,380       3,372,522       3,136,341
Policyholder account withdrawals                                (1,746,987)     (1,258,560)     (1,227,046)
Dividends paid                                                    (189,680)       (206,701)       (239,500)
Capital contribution from Parent                                    75,000               -               -
Other                                                                  267              67             122
                                                          -----------------------------------------------------
Net cash provided by financing activities                        1,731,980       1,907,328       1,669,917
                                                          -----------------------------------------------------
(Decrease) increase in cash                                        (10,394)         31,082          12,862
Cash at beginning of year                                           43,944          12,862               -
                                                          -----------------------------------------------------
Cash at end of year                                           $     33,550   $      43,944   $      12,862
                                                          =====================================================


Interest paid amounted to approximately $1,080,000, $1,933,000, and $1,207,000 in 1996, 1995, and 1994, respectively.

SEE ACCOMPANYING NOTES.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements


                               December 31, 1996


NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and The Variable Annuity Life Insurance Company ("VALIC").

The Company offers a complete portfolio of the standard forms of universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products are sold through its broker/dealer, American
General  Securities,  Inc.  The Company  serves the estate  planning  needs of middle- and upper-income households and the insurance needs of small- to medium-size businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products.
VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly owned life insurance subsidiaries, AGNY and VALIC. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1996.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                         1996            1995           1994
                                                ---------------------------------------------------
Net income:
   Statutory net income (1996 balance is
       unaudited)                                  $    284,070    $    197,769    $    281,344
   Deferred policy acquisition costs                     85,812         135,312         138,312
   Deferred income taxes                                (12,388)          9,773         (24,043)
   Adjustments to policy reserves                       (19,954)        (77,591)        (76,458)
   Goodwill amortization                                 (2,169)         (2,195)         (2,200)
   Net realized gain (loss) on investments               14,140          22,874         (19,654)
   Gain (loss) on sale of subsidiary                          -             661         (41,956)
   Other, net                                           (14,916)         (4,308)        (28,412)
                                                ---------------------------------------------------
GAAP net income                                    $    334,595    $    282,295    $    226,933
                                                ===================================================

Shareholders' equity:
   Statutory capital and surplus (1996 balance is
      unaudited)                                   $  1,441,768    $  1,298,323    $  1,283,268
   Deferred policy acquisition costs                  1,042,783         605,501       1,479,115
   Deferred income taxes                               (410,007)       (549,663)       (284,832)
   Adjustments to policy reserves                      (297,434)       (311,065)       (208,913)
   Acquisition-related goodwill                          55,626          57,795          59,990
   Asset valuation reserve ("AVR")                      291,205         263,295         223,382
   Interest maintenance reserve ("IMR")                      63           3,114            (272)
   Investment valuation differences                     643,289       1,417,775      (1,115,921)
   Benefit plans, pretax                                  6,749           6,023           4,421
   Surplus from separate accounts                      (106,026)        (76,645)        (51,704)
   Other, net                                           (39,055)        (31,231)        (13,967)
                                                ---------------------------------------------------
Total GAAP shareholders' equity                    $  2,628,961    $  2,683,222    $  1,374,567
                                                ===================================================

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING (CONTINUED)

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred federal income taxes are provided for significant timing differences between income reported for financial reporting purposes and income reported for federal income tax purposes; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period. However, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are currently classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans, consisting of loans restructured or delinquent 60 days or more, and loans for which management has a concern based on its assessment of risk factors, such as potential nonpayment or nonmonetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Impaired loans, those for which the Company determines it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balances adjusted periodically for uncollectible amounts.

INVESTMENT REAL ESTATE

Investment real estate consists of income-producing real estate, foreclosed real estate, and the American General Center, an office complex in Houston. The Company classifies all investment real estate, except the American General Center, as available-for-sale. Real estate available-for-sale is carried at the lower of cost less accumulated depreciation, if applicable, or fair value less costs to sell. Changes in estimates of fair value less costs to sell are recognized as realized gains (losses) through a valuation allowance.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

Real estate held-for-investment is carried at cost less accumulated depreciation and impairment reserves and write-downs, if applicable. Impairment losses are recorded whenever circumstances indicate that a property might be impaired and the estimated undiscounted future cash flows of the property are less than the carrying amount. In such event, the property is written down to fair value, determined by market prices, third-party appraisals, or expected future cash flows discounted at market rates. Any write-down is recognized as a realized loss, and a new cost basis is established.

INVESTMENT INCOME

Interest on fixed maturity securities, performing and restructured mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS (LOSSES)

Realized   investment   gains  (losses)  are  recognized  using  the  specific
identification method and include declines in fair value of investments below cost that are considered to be other than temporary.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is limited to interest rate and currency swap agreements. The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

The fair values of the swap agreements are recognized in the consolidated balance sheet if they hedge investment securities carried at fair value or anticipated investment purchases. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains (losses) on securities included in shareholders' equity, consistent with the treatment of the related investment security.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

For swap agreements hedging anticipated investment security purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

1.5 SEPARATE ACCOUNTS

Separate accounts are assets and liabilities associated with certain contracts, principally annuities; the investment risk lies solely with the contract holder rather than the Company. Consequently, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including agents' commissions, underwriting and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life insurance contracts, insurance investment contracts, and participating life insurance contracts, to the extent recoverable from expected future gross profits, is deferred and amortized generally in proportion to the present value of expected future gross profits from surrender charges and investment, mortality, and expense margins. Expected future gross profits are adjusted to include the impact of realized and unrealized gains (losses) as if net unrealized investment gains (losses) had been realized at the balance sheet date. The impact of this adjustment is included in the net unrealized gains (losses) on securities within shareholders' equity. DPAC associated with all other insurance contracts, to the extent recoverable from

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)

future policy revenues, is amortized over the premium-paying period of the related contracts using assumptions that are consistent with those used in computing policy benefit reserves.

The Company reviews the carrying value of DPAC on at least an annual basis. In determining whether the carrying amount is appropriate, the Company considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, the Company considers expected mortality, interest earned and credited rates, persistency, and expenses.

1.7 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due. When the revenue is recorded, an estimate of the cost of the related benefit is recorded in the future policy benefits account on the consolidated balance sheet. Also, this cost is recorded in the consolidated statement of income as a benefit in the current year and in all future years during which the policy is expected to be renewed.

1.8 OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.9 DEPRECIATION

Provision for depreciation of American General Center, data processing equipment, and furniture and fixtures is computed on the straight-line method over the estimated useful lives of the assets.

1.10 POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. In establishing reserves for limited payment and other long-duration contracts, an estimate is made of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, and payment of an endowment. Reserves for traditional insurance products are determined using the net level premium method. Based on past experience, consideration is given to expected policyholder deaths, policy lapses, surrenders, and terminations. Consideration is also given to the possibility that the Company's experience with policyholders will be worse than expected. Interest assumptions used to compute reserves ranged from 2.5% to 13.5% at December 31, 1996.

The claim reserves are determined using case-basis evaluation and statistical analyses and represent estimates of the ultimate net cost of unpaid claims. These estimates are reviewed; and as adjustments become necessary, such adjustments are reflected in current operations. Since these reserves are based on estimates, the ultimate settlement of claims may vary from the amounts included in the accompanying financial statements. Although it is not possible to measure the degree of variability inherent in such estimates, management believes claim reserves are reasonable.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.11 REINSURANCE

The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. Ceded reinsurance becomes a liability of the reinsurer assuming the risk. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. If a reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

Benefits paid and future policy benefits related to ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.12 PARTICIPATING POLICY CONTRACTS

Participating life insurance contracts contain dividend payment provisions that entitle the policyholder to participate in the earnings of the contracts. Participating life insurance contracts accounted for 2.47% and 2.48% of life insurance in force at December 31, 1996 and 1995, respectively. Such business is accounted for in accordance with SFAS 120.

1.13 INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/nonlife consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax-sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

                    American General Life Insurance Company

1.    ACCOUNTING POLICIES (CONTINUED)

1.13 INCOME TAXES (CONTINUED)

Income taxes are provided for in accordance with SFAS 109. Under this standard, deferred tax assets and liabilities are calculated using the differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rate. The effect of a tax rate change is recognized in income in the period of enactment. Under SFAS 109, state income taxes are included in income tax expense.

1.14 STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans no expense is recognized, since the market price equals the exercise price at the measurement date.

Under an alternative accounting method, compensation expense arising from stock-based compensation plans would be measured at the estimated fair value of the stock-based award at the date of grant. Use of this method would not have a material impact on net income.

                    American General Life Insurance Company

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Investment income:
   Fixed maturities                                       $1,846,549        $1,759,358       $1,611,355
   Equity securities                                           1,842             6,773            5,860
   Mortgage loans on real estate                             175,833           185,022          202,399
   Investment real estate                                     22,752            16,397           15,049
   Policy loans                                               58,211            52,939           48,973
   Other long-term investments                                 2,328             1,996            1,389
   Short-term investments                                      9,280             6,234            9,753
   Investment income from affiliates                          11,502            12,570           13,632
                                                     ------------------------------------------------------
Gross investment income                                    2,128,297         2,041,289        1,908,410
Investment expenses                                           33,225            30,201           34,087
                                                     ------------------------------------------------------
Net investment income                                     $2,095,072        $2,011,088       $1,874,323
                                                     ======================================================

The carrying value of investments that have produced no investment income during 1996 was less than 1% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Fixed maturities:
   Gross gains                                            $   46,498        $   38,657       $   21,780
   Gross losses                                              (47,293)          (41,022)        (116,217)
                                                     ------------------------------------------------------
Total fixed maturities                                          (795)           (2,365)         (94,437)
Equity securities                                             18,304             9,710           14,313
Other investments                                             10,993            (9,287)          18,856
                                                     ------------------------------------------------------
Net realized investment gains (losses)
   before tax                                                 28,502            (1,942)         (61,268)
Income tax expense (benefit)                                   9,976               547          (13,996)
                                                     ======================================================
Net realized investment gains (losses)
   after tax                                              $   18,526        $   (2,489)      $  (47,272)
                                                     ======================================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1996 and 1995 were as follows:

                                                                 GROSS       GROSS UNREALIZED
                                           AMORTIZED COST      UNREALIZED          LOSS              FAIR
                                                                  GAIN                              VALUE
                                         ------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
December 31, 1996 Fixed maturity securities:
   Corporate securities:
      Investment grade                     $    15,639,170    $    528,602      $     90,379    $    16,077,393
      Below investment grade                       898,187          29,384             5,999            921,572
   Mortgage-backed securities*                   7,547,616         186,743            54,543          7,679,816
   U.S. government obligations                     313,759          26,597             1,050            339,306
   Foreign governments                             313,655          13,255               248            326,662
   State and political subdivisions                 48,553           1,003               226             49,330
   Redeemable preferred stocks                       1,194             108                 -              1,302
                                         ------------------------------------------------------------------------
Total fixed maturity securities            $    24,762,134    $    785,692      $    152,445    $    25,395,381
                                         ========================================================================

Equity securities                          $        17,642    $      3,021      $        108    $        20,555
                                         ========================================================================

Investment in Parent Company               $         8,597    $     20,000      $          -    $        28,597
                                         ========================================================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                                 GROSS       GROSS UNREALIZED
                                           AMORTIZED COST      UNREALIZED          LOSS              FAIR
                                                                  GAIN                              VALUE
                                         ------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
December 31, 1995 Fixed maturity securities:
   Corporate securities:
      Investment grade                     $    13,368,369    $      929,067      $   20,649    $    14,276,787
      Below investment grade                       939,223            41,325           5,215            975,333
   Mortgage-backed securities*                   8,459,110           412,700           5,182          8,866,628
   U.S. government obligations                     245,860            43,771             116            289,515
   Foreign governments                             294,619            22,854               -            317,473
   State and political subdivisions                 38,640             1,531              20             40,151
   Redeemable preferred stocks                       3,696               263              95              3,864
                                         ------------------------------------------------------------------------
Total fixed maturity securities            $    23,349,517    $    1,451,511      $   31,277    $    24,769,751
                                         ========================================================================

Equity securities                          $        72,443    $       19,915      $       40    $        92,318
                                         ========================================================================

Investment in Parent Company               $         8,597    $       15,802      $        -    $        24,399
                                         ========================================================================


* Primarily includes pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in shareholders' equity at December 31 were as follows:

                                                                             1996              1995
                                                                       ------------------------------------
                                                                                  (IN THOUSANDS)
Gross unrealized gains                                                   $     808,713    $   1,487,228
Gross unrealized losses                                                       (152,553)         (31,317)
DPAC and other fair value adjustments                                         (315,117)        (687,773)
Deferred federal income taxes                                                 (121,892)        (274,544)
                                                                       ====================================
Net unrealized gains on securities                                       $     219,151    $     493,594
                                                                       ====================================


The contractual maturities of fixed maturity securities at December 31, 1996 were as follows:

                                                                           AMORTIZED             MARKET
                                                                             COST                VALUE
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Fixed maturity securities, excluding mortgage-backed securities:
      Due in one year or less                                            $       410,953  $       414,215
      Due after one year through five years                                    3,523,441        3,649,205
      Due after five years through ten years                                   9,316,775        9,575,258
      Due after ten years                                                      3,963,349        4,076,887
Mortgage-backed securities                                                     7,547,616        7,679,816
                                                                       ====================================
Total fixed maturity securities                                          $    24,762,134  $    25,395,381
                                                                       ====================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $16.2 billion, $7.3 billion, and $3.7 billion during 1996, 1995, and 1994, respectively.

                    American General Life Insurance Company

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 1996 and 1995:

                                                    OUTSTANDING      PERCENT OF TOTAL        PERCENT
                                                      AMOUNT                              NONPERFORMING
                                                 ----------------------------------------------------------
                                                   (IN MILLIONS)
December 31, 1996 Geographic distribution:
   South Atlantic                                   $  522              30.6%                 8.1%
   Pacific                                             407              23.8                  8.1
   Mid-Atlantic                                        231              13.5                    -
   East North Central                                  168               9.8                    -
   Mountain                                            153               9.0                  2.8
   West South Central                                  141               8.2                  5.3
   East South Central                                  109               6.4                    -
   West North Central                                   13               0.8                    -
   New England                                          13               0.8                    -
Allowance for losses                                   (49)             (2.9)                   -
                                                 ------------------------------------
Total                                               $1,708             100.0%                 5.0%
                                                 ====================================

Property type:
   Office                                           $  590              34.5%                   -%
   Retail                                              502              29.4                  2.5
   Industrial                                          304              17.8                  6.0
   Apartments                                          264              15.5                  8.3
   Hotel/motel                                          54               3.2                    -
   Other                                                43               2.5                 78.8
Allowance for losses                                   (49)             (2.9)                   -
                                                 ====================================
Total                                               $1,708             100.0%                 5.0%
                                                 ====================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                                                    OUTSTANDING      PERCENT OF TOTAL        PERCENT
                                                      AMOUNT                              NONPERFORMING
                                                 ----------------------------------------------------------
                                                   (IN MILLIONS)

December 31, 1995 Geographic distribution:
   South Atlantic                                   $  551              30.8%               7.8%
   Pacific                                             491              27.4                8.9
   Mid-Atlantic                                        220              12.3                  -
   East North Central                                  192              10.6                  -
   Mountain                                             81               4.5                5.3
   West South Central                                  189              10.6               11.4
   East South Central                                  112               6.3                  -
   West North Central                                    9               0.5                  -
   New England                                           9               0.5                  -
Allowance for losses                                   (64)             (3.5)                 -
                                                 ====================================
Total                                               $1,790             100.0%               6.1%
                                                 ====================================

Property type:
   Office                                           $  591              33.0%               2.1%
   Retail                                              520              29.0                3.2
   Industrial                                          306              17.1                2.2
   Apartments                                          315              17.6               12.4
   Hotel/motel                                          21               1.2                  -
   Residential                                          56               3.1                6.9
   Other                                                45               2.5               75.6
Allowance for losses                                   (64)             (3.5)                 -
                                                 ====================================
Total                                               $1,790             100.0%               6.1%
                                                 ====================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

Impaired mortgage loans on real estate and related interest income were as follows:

                                                               DECEMBER 31
                                                         1996              1995
                                                   ------------------------------------
                                                              (IN MILLIONS)
Impaired loans:
   With allowance*                                       $   60           $   79
   Without allowance                                          -                4
                                                    ------------------------------------
Total impaired loans                                     $   60           $   83
                                                    ====================================

* Represents gross amounts before allowance for mortgage loan losses of $9 million and $22 million, respectively.

                                              1996             1995              1994
                                       ------------------------------------------------------
                                                          (IN MILLIONS)

Average investment                          $   72            $  102           $  100
Interest income earned                      $    6            $    8           $    6
Interest income - cash basis                $    6            $    8           $    3

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.5 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                                             December 31, 1996
                                                           ------------------------------------------------------
                                                                                                  AMOUNT AT
                                                                                                WHICH SHOWN IN
                                                                                              THE BALANCE SHEET
                                                                  COST             VALUE
                                                           ------------------------------------------------------
                                                                              (IN THOUSANDS)
Fixed maturities:
   Bonds:
      United States government and government
       agencies and authorities                                 $    313,759      $    339,306     $    339,306
      States, municipalities, and political
       subdivisions                                                   48,553            49,330           49,330
      Foreign governments                                            313,655           326,662          326,662
      Public utilities                                             2,014,461         2,088,615        2,088,615
      Mortgage-backed securities                                   7,547,616         7,679,816        7,679,816
      All other corporate bonds                                   14,522,896        14,910,350       14,910,350
   Redeemable preferred stocks                                         1,194             1,302            1,302
                                                           ------------------------------------------------------
Total fixed maturities                                            24,762,134        25,395,381       25,395,381
Equity securities:
   Common stocks:
      Industrial, miscellaneous, and other                             9,976            10,163           10,163
   Nonredeemable preferred stocks                                      7,666            10,392           10,392
                                                           ------------------------------------------------------
Total equity securities                                               17,642            20,555           20,555
Mortgage loans on real estate*                                     1,707,843         XXXXXXXXX        1,707,843
Investment real estate                                               145,442         XXXXXXXXX          145,442
Policy loans                                                       1,006,137         XXXXXXXXX        1,006,137
Other long-term investments                                           43,344         XXXXXXXXX           43,344
Short-term investments                                                94,882         XXXXXXXXX           94,882
                                                           ======================================================
Total investments                                               $ 27,777,424      $  XXXXXXXXX     $ 28,413,584
                                                           ======================================================

*   Amount is net of a $49 million allowance for losses.

                    American General Life Insurance Company

3. DEFERRED POLICY ACQUISITION COSTS (DPAC)

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Balance at January 1                                   $   605,501         $ 1,479,115    $     481,615
   Capitalization                                          188,001             203,607          194,974
   Amortization                                           (102,189)            (68,295)         (56,662)
                                                     ======================================================
BalancegatiDecemberf31t of SFAS 115                    $ 1,042,783           ($605,501)   $   1,479,115
                                                     ======================================================


4. OTHER ASSETS

Other assets consisted of the following:

                                                                                   December 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

Goodwill                                                                  $     55,626     $     57,795
Other                                                                           78,663           67,124
                                                                       ------------------------------------
Total other assets                                                        $    134,289     $    124,919
                                                                       ====================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                                                   December 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Current tax (receivable) payable                                          $     (7,646)    $     10,875
Deferred tax liabilities, applicable to:
   Net income                                                                  288,115          275,119
   Net unrealized investment gains                                             121,892          274,544
                                                                       ------------------------------------
Total deferred tax liabilities                                                 410,007          549,663
                                                                       ------------------------------------
Total current and deferred tax liabilities                                $    402,361     $    560,538
                                                                       ====================================

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                       1996                  1995
                                                              ---------------------------------------------
                                                                             (IN THOUSANDS)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                               $     308,802         $     163,017
   Basis differential of investments                                     254,402               534,942
   Other                                                                 130,423               117,436
                                                              ---------------------------------------------
Total deferred tax liabilities                                           693,627               815,395

Deferred tax assets applicable to:
   Policy reserves                                                      (219,677)             (227,656)
   Other                                                                 (63,943)              (38,076)
                                                              ---------------------------------------------
Total deferred tax assets before valuation
   allowance                                                            (283,620)             (265,732)
Valuation allowance                                                            -                     -
                                                              ---------------------------------------------
Total deferred tax assets, net of valuation
   allowance                                                            (283,620)             (265,732)
                                                              ---------------------------------------------
Net deferred tax liabilities                                       $     410,007         $     549,663
                                                              =============================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $93.6 million at December 31, 1996. At current corporate rates, the maximum amount of tax on such income is approximately $32.8 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

5.2 TAX EXPENSE

Components of income tax expense for the year were as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Current expense                                         $    164,272      $    153,720     $    104,145
Deferred expense (benefit):
   Deferred policy acquisition cost                           21,628            38,275           30,234
   Policy reserves                                           (27,460)          (49,177)         (42,302)
   Basis differential of investments                           4,129             3,710           23,482
   Other, net                                                 14,091            (2,581)          12,629
                                                     ------------------------------------------------------
Total deferred                                                12,388            (9,773)          24,043
                                                     ------------------------------------------------------
Income tax expense                                      $    176,660      $    143,947     $    128,188
                                                     ======================================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Income tax at statutory percentage of GAAP pretax
   income                                               $    178,939      $    149,185     $    124,292
Tax-exempt investment income                                  (9,347)          (10,185)          (9,725)
Goodwill                                                         759               768              770
Tax on sale of subsidiary                                          -              (661)          10,722
Other                                                          6,309             4,840            2,129
                                                     ------------------------------------------------------
Income tax expense                                      $    176,660      $    143,947     $    128,188
                                                     ======================================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $182 million, $90 million, and $181 million in 1996, 1995, and 1994, respectively.

5.4 TAX RETURN EXAMINATIONS

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, file a consolidated federal income tax return. The Internal Revenue Service ("IRS") has completed examinations of the consolidated returns through 1988. The IRS is continuing to dispute the tax treatment of some items for the years 1977 through 1988. Some of these issues will require litigation to resolve; and any amounts ultimately settled with the IRS would also include interest. Although the final outcome is uncertain, the Parent Company believes that the ultimate liability, including interest, resulting from these issues will not exceed amounts currently provided for in the consolidated financial statements. The IRS is currently examining the consolidated tax returns for the years 1989 through 1992.

In April 1992, the IRS issued Notices of Deficiency for the 1977 - 1981 tax years of certain insurance subsidiaries. The basis of the dispute was the tax treatment of modified coinsurance agreements. The Parent Company elected to pay all related assessments plus associated interest, totaling $59 million. A claim for refund of tax and interest was disallowed by the IRS in January 1993. On June 30, 1993, a representative suit for refund was filed in the United States Court of Federal Claims. On February 7, 1996, the court ruled in favor of the Parent Company on all legal issues related to this contingency, and a judgement was entered in favor of the Parent Company on July 9, 1996 for the portion of the contingency related to the representative case. The IRS has appealed this judgement; however, the Parent Company intends to pursue a full refund of the amounts paid. Accordingly, no provision has been made in the consolidated financial statements related to this contingency.

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:

                                                 December 31, 1996                   December 31, 1995
                                        -----------------------------------------------------------------------
                                            PAR VALUE        BOOK VALUE        PAR VALUE        BOOK VALUE
                                        -----------------------------------------------------------------------
                                                                    (IN THOUSANDS)
American General Corporation,
   9 3/8% due 2008                         $     4,725       $      3,239     $     4,725       $      3,197
American General Corporation,
   8 1/4%, due 2004                             19,572             19,572          22,018             22,018
American General Corporation,
   Restricted Subordinated Note,
   13 1/2%, due 2002                            33,550             33,550          35,608             35,608
                                        -----------------------------------------------------------------------
Total notes receivable from affiliates
                                                57,847             56,361          62,351             60,823
Accounts receivable from affiliates
                                                     -             30,127               -             29,841
                                        -----------------------------------------------------------------------
Indebtedness from affiliates               $    57,847       $     86,488     $    62,351       $     90,664
                                        =======================================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment advisory services. The Company paid approximately $22,083,000, $21,006,000, and $21,161,000 for such services in 1996, 1995, and 1994, respectively. Accounts payable for such services at December 31, 1996 and 1995 were not material. In addition, the Company rents facilities and provides services to various American General companies. The Company received approximately $1,255,000, $2,086,000, and $2,486,000 for such services and rent in 1996, 1995, and 1994, respectively. Accounts receivable for rent and services at December 31, 1996 and 1995 were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, the Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

During 1996, the Company's residential mortgage loan portfolio of $42 million was sold to American General Finance at carrying value plus accrued interest.

                    American General Life Insurance Company

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory, defined benefit pension plans covering most employees. Pension benefits are based on the participant's average monthly compensation and length of credited service offset by an amount that complies with federal regulations. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method for computing pension expense.

The components of pension expense and underlying assumptions were as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                    (DOLLARS IN THOUSANDS)
Service cost - benefits earned during period           $      1,826      $      1,346      $     1,825
Interest cost on projected benefit obligation                 2,660             2,215            2,007
Actual return on plan assets                                 (9,087)          (10,178)            (523)
Amortization of unrecognized net asset                         (261)             (888)            (900)
Amortization of unrecognized prior service cost
                                                                197               197              222
Deferral of net asset gain (loss)                             4,060             5,724           (3,586)
Amortization of gain                                             68                38              102
                                                     ------------------------------------------------------
Total pension income                                   $       (537)     $     (1,546)     $      (853)
                                                     ======================================================

Assumptions:
   Weighted-average discount rate on benefit
      obligation                                               7.50%             7.25%            8.50%
   Rate of increase in compensation levels                     4.00%             4.00%            4.00%
   Expected long-term rate of return on plan assets
                                                              10.00%            10.00%           10.00%

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The funded status of the plans and the prepaid pension expenses included in other assets at December 31 were as follows:

                                                                                   DECEMBER 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
   Vested                                                                 $    27,558      $    24,972
   Nonvested                                                                    4,000            3,933
   Additional minimum liability                                                   205              323
                                                                       ------------------------------------
Accumulated benefit obligation                                                 31,763           29,228
Effect of increase in compensation levels                                       5,831            5,536
                                                                       ------------------------------------
Projected benefit obligation                                                   37,594           34,764
Plan assets at fair value                                                      65,159           56,598
                                                                       ------------------------------------
Plan assets in excess of projected benefit obligation                          27,565           21,834
Unrecognized net gain                                                         (15,881)          (9,715)
Unrecognized prior service cost                                                   274              473
Unrecognized transition asset                                                       -             (261)
                                                                       ------------------------------------
Prepaid pension expense                                                   $    11,958      $    12,331
                                                                       ====================================

More than 95% of the plan assets were invested in fixed maturity and equity securities at the plan's most recent balance sheet date.

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and its life insurance subsidiaries, together with certain other insurance subsidiaries of the Parent Company, have life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The life plans are fully insured. A portion of the retiree medical and dental plans are funded through a voluntary employees' beneficiary association ("VEBA") established in 1994; the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities were as follows:

                                                                                   DECEMBER 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                             (DOLLARS IN THOUSANDS)
Actuarial present value of benefit obligation:
   Retirees                                                                    $5,199         $  6,242
   Fully eligible active plan participants                                        251              143
   Other active plan participants                                               2,465            2,580
                                                                       ------------------------------------
Accumulated postretirement benefit obligation                                   7,915            8,965
Plan assets at fair value                                                         106              203
                                                                       ------------------------------------
Accumulated postretirement benefit obligation in excess
    of plan assets at fair value                                                7,809            8,762
Unrecognized net gain                                                            (243)          (1,855)
                                                                       ------------------------------------
Accrued postretirement benefit cost                                            $7,566         $  6,907
                                                                       ====================================

Weighted-average discount rate on postretirement benefit obligation
                                                                                 7.50%           7.25%

The components of postretirement benefit expense were as follows:

                                                            1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost - benefits earned                               $218              $171             $208
Interest cost on accumulated postretirement benefit
    obligation                                                626               638              527
                                                     ------------------------------------------------------
Postretirement benefit expense                               $844              $809             $735
                                                     ======================================================

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed in 1997; the rate was assumed to decrease gradually to 5.0% in 2005 and remain at that level. A 1% increase in the assumed annual rate of increase in per capita cost of health care benefits results in a $337,894,000 increase in accumulated postretirement benefit obligation and a $58,817,000 increase in postretirement benefit expense.

8. DERIVATIVE FINANCIAL INSTRUMENTS

8.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company is neither a dealer nor a trader in derivative financial instruments.

Interest rate swaps are occasionally used to effectively convert specific investment securities from a floating- to a fixed-rate basis, or vice versa, and to hedge against the risk of rising prices on anticipated investment security purchases.

Currency swap agreements are infrequently used to effectively convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates and to hedge against currency rate fluctuations on anticipated investment security purchases.

8.2 CREDIT AND MARKET RISK

The Company is exposed to credit risk in the event of nonperformance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and regularly monitoring the ratings.

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.2 CREDIT AND MARKET RISK (CONTINUED)

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, nonperformance would not have a material impact on the consolidated financial statements.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and of the related investment securities.

Derivative financial instruments related to investment securities did not have a material effect on net investment income in 1996, 1995, or 1994.

8.3 TERMS OF DERIVATIVE FINANCIAL INSTRUMENTS

Derivative   financial   instruments  related  to  investment   securities  at
December 31 were as follows:

                                                                             1996              1995
                                                                       ------------------------------------
                                                                              (DOLLARS IN MILLIONS)
Interest rate swap agreements to pay fixed rate:
   Notional amount                                                             $60              $45
   Average receive rate                                                       6.19%            5.82%
   Average pay rate                                                           6.42%            6.41%
Interest rate swap agreements to receive fixed rate:
   Notional amount                                                             $44              $24
   Average receive rate                                                       6.84%            7.03%
   Average pay rate                                                           6.01%            6.82%
Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
      Notional amount (in U.S. dollars)                                        $99              $72
      Average exchange rate                                                   1.57             1.62

Average floating rates may change significantly, thereby affecting future cash flows. Swap agreements generally have terms of two to ten years.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments. This standard excludes certain financial instruments and all nonfinancial instruments, including policyholder liabilities, from its disclosure requirements. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

Carrying amounts and fair values for those financial instruments covered by SFAS 107 at December 31, 1996 are presented below:

                                                                             FAIR            CARRYING
                                                                             VALUE            AMOUNT
                                                                       ------------------------------------
                                                                                  (IN MILLIONS)
Assets:
   Fixed maturity and equity securities *                                 $    25,416      $    25,416
   Mortgage loans on real estate                                          $     1,716      $     1,708
   Policy loans                                                           $     1,012      $     1,006
   Investment in parent company                                           $        29      $        29
   Indebtedness from affiliates                                           $        86      $        86
Liabilities:
   Insurance investment contracts                                         $    22,025      $    23,416


* Includes derivative financial instruments with negative fair value of $10.8 million and $3.6 million and positive fair value of $.6 million and $1.1 million at December 31, 1996 and 1995, respectively.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair values of financial instruments:

         FIXED MATURITY AND EQUITY SECURITIES

         Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

         MORTGAGE LOANS ON REAL ESTATE

         Fair value of mortgage loans was estimated primarily using discounted cash flows based on contractual maturities and risk-adjusted discount rates.

         POLICY LOANS

         Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

         INVESTMENT IN PARENT COMPANY

         The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

         INSURANCE INVESTMENT CONTRACTS

         Insurance investment contracts do not subject the Company to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered insurance investment contracts. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

         INDEBTEDNESS FROM AFFILIATES

         Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

10. DIVIDENDS PAID

American General Life Insurance Company paid $189 million, $207 million, and $240 million in dividends on common stock to AGC Life Insurance Company in 1996, 1995 and 1994, respectively. The 1995 dividends included $701 thousand in the form of furniture and equipment. In addition, in 1996, the Company paid $680 thousand in dividends on preferred stock to Franklin.

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1996, approximately $2.4 billion of consolidated shareholders' equity represents net assets of the Company which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $1.7 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

The Company is party to various lawsuits arising in the ordinary course of business. The Company believes that it has a valid and substantial defense to each of these actions and is defending them vigorously. Further, it is the Company's opinion and the opinion of counsel for the Company that the outcome of these actions will not have a materially adverse effect on the financial position or results of operations of the Company.

The Company is a defendant in lawsuits filed as purported class actions, asserting claims related to sales practices of certain life insurance products. Because these cases are in the early stages of litigation, it is premature to address their materiality. The claims are being defended vigorously by the Company.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1996 and 1995, the Company has accrued $16.1 million and $21.3 million, respectively, for guaranty fund assessments, net of $4.1 million and $4.3 million, respectively, of premium tax deductions. The Company has recorded receivables of $10.9 million and $7.4 million at December 31, 1996 and 1995, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $6.0 million, $22.4 million, and $8.7 million in 1996, 1995, and 1994, respectively.

                    American General Life Insurance Company

12. REINSURANCE

Reinsurance transactions for the years ended December 31, 1996, 1995, and 1994 were as follows:

                                                                                                             PERCENTAGE
                                                       CEDED TO OTHER    ASSUMED FROM                         OF AMOUNT
                                      GROSS AMOUNT       COMPANIES      OTHER COMPANIES     NET AMOUNT      ASSUMED TO NET
                                    ----------------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
December 31, 1996
Life insurance in force               $    44,535,841  $   8,625,465        $   5,081     $    35,915,457         .01%
                                    =======================================================================
Premiums:
   Life insurance and annuities
                                      $       104,225  $      34,451        $      36     $        69,810         .05%
   Accident and health insurance
                                                1,426             64                -               1,362         .00%
                                    -----------------------------------------------------------------------
Total premiums                        $       105,651  $      34,515        $      36     $        71,172         .05%
                                    =======================================================================

December 31, 1995
Life insurance in force               $    44,637,599  $   7,189,493        $   5,771     $    37,453,877        0.02%
                                    =======================================================================
Premiums:
   Life insurance and annuities
                                      $       103,780  $      26,875        $     171     $        77,076        0.22%
   Accident and health insurance
                                                1,510             82                -               1,428        0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $       105,290  $      26,957        $     171     $        78,504        0.22%
                                    =======================================================================

December 31, 1994
Life insurance in force               $    41,360,465  $   4,519,564        $   6,813     $    36,847,714        0.02%
                                    =======================================================================
Premiums:
   Life insurance and annuities
                                      $       110,089  $      26,390        $     147     $        83,846        0.18%
   Accident and health insurance
                                                1,723            146                -               1,577        0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $       111,812  $      26,536        $     147     $        85,423        0.17%
                                    =======================================================================

                    American General Life Insurance Company

12. REINSURANCE (CONTINUED)

Reinsurance recoverable on paid losses was approximately $6,904,000, $6,190,000 and $3,671,000 at December 31, 1996, 1995, and 1994, respectively.
Reinsurance recoverable on unpaid losses was approximately $4,282,000, $2,775,000, and $5,371,000 at December 31, 1996, 1995, and 1994, respectively.

13.   ACQUISITIONS

Effective  December  31,  1995,  the Company  purchased  Franklin  United Life
Insurance Company, a subsidiary of Franklin, which is a wholly owned subsidiary of the Parent Company. This purchase was effected through issuance of $8.5 million in preferred stock to Franklin. The acquisition was accounted for using the purchase method of accounting and is not material to the operations of the Company.

                                    PART C
                               OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

   (a)     Financial Statements
                 PART A: None

                 PART B:

                 (1)    Financial   Statements   of  American   General   Life
                        Insurance   Company   Separate  Account  A  ("Separate
                        Account A")

                        Report of Ernst & Young LLP, independent auditors

                        Statement of Net Assets as of December 31, 1996

                        Statement of Operations for the year ended December 31, 1996

                        Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995

                        Notes to Financial Statements

                 (2) Consolidated Financial Statements of American General Life Insurance Company ("AG Life") and Subsidiaries

                        Report of Ernst & Young LLP, independent auditors

                        Consolidated Balance Sheets as of December 31, 1996 and 1995

                        Consolidated Statements of Income for the years ended December 31, 1996, 1995, and 1994

                        Consolidated Statements of Shareholder's Equity for the years ended December 31, 1996, 1995, and 1994

                        Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994

                        Notes to Consolidated Financial Statements

                 PART C:  None
(b)        Exhibits

(1) (a) California-Western States Life Insurance Company ("Cal-Western") Board of Directors resolution authorizing the reorganization of Cal-Western Separate Account A dated August 15, 1988. (1)

    (b)                 Cal-Western   Board  of  Directors  final   resolution
                        authorizing the reorganization of Cal-Western Separate Account A, dated February 6, 1989. (1)

    (c) Cal-Western Board of Directors resolution authorizing, among other things, the merger of Cal-Western and American General Life Insurance Company ("AGT") into American General Life Insurance Company of Delaware ("AGD") and the redomestication of AGD in Texas and renaming of AGD as American General Life Insurance Company. (1)

    (d) American General Life Insurance Company of Delaware Board of Directors resolution providing, among other things, for registered Separate Accounts' Standards of Conduct, incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of American General Life Insurance Company of Delaware Separate Account D (File No. 33-43390), filed on December 31, 1991. (1)

 (2)                    Not Applicable.

 (3) Distribution Agreement between American General Life Insurance Company of Delaware and American General Securities Incorporated. (1)

 (4)(a)(i) Form of Individual Variable and Fixed Retirement Annuity Contract (Form No. 10154-2-1079). (1)

       (ii)             Form  of  Rider  to  Individual   Variable  and  Fixed
                        Retirement Annuity Contract (Form No. 101541273). (1)

       (iii) Form of Amendment to Individual Variable and Fixed Retirement Annuity Contract (Form No. 101541273). (1)

     (b)(i)             Form of Individual Variable Annuity Contract (Form No.
                        8380-4-0571). (1)

        (ii) Form of Amendment to Individual Variable Annuity Contract (Form No. 8380, Ed. 4). (1)

     (c)(i)             Form of Group Variable Annuity Contract (Form No. 8515
                        Ed.2). (1)

        (ii)             Form of Amendment to Group Variable  Annuity  Contract
                        (Form No. 8815 Ed. 2). (1)

     (d) Form of Assumption Certificate to Individual Variable and Fixed Retirement Annuity Contract (Form No. 101541273), to Individual Variable Annuity Contract (Form No. 8380, Ed. 4), and to Group Variable Annuity Contract (Form No. 8515 Ed. 2). (1)

 (5) Form of Application for use with Variable and Fixed Retirement Annuity Contract (Form No. 10154-2-1079).
                        (1)

 (6) Amended and Restated Articles of Incorporation of AG Life, incorporated herein by reference to Exhibit 6(a) to initial filing on Form N-4 Registration Statement (File No. 33-43390), filed on October 16, 1991.

 (7)                    Not Applicable.

 (8)                    Agreement and Plan of Merger. (1)

 (9)(a) Opinion and Consent of counsel as to legality of securities in Separate Account A. (1)

    (b) Opinion and consent of counsel as to legality of securities in Separate Account A. (1)

    (c) Opinion and Consent of counsel as to the legality of securities to be issued by American General Life Insurance Company Separate Account A, previously filed as Exhibit 9(c) to Post-Effective Amendment No. 18 to Form N-4 Registration Statement of American General Life Insurance Company Separate Account A (File No. 33-44745), filed on April 30, 1992.

(10)                    Consent of Independent Auditors.

(11)                    Not Applicable.

(12)                    None.

(13)                    Not Applicable.

(14) A Financial Data Schedule meeting the requirements of Rule 483(e) under the Securities Act of 1933 is being filed as Exhibit 27 hereof.

(15)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacity and directors, and, where applicable, officers of American General Life Insurance Company: Messrs. Devlin, Rashid, and Luther. (1)

    (b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Robert S. Cauthen, Jr. in his capacity as director and officer of American General Life Insurance Company. (1)

    (c) Power of Attorney with respect to Registration Statements and Amendments thereto signed by James R. Tuerff in his capacity as director or officer of American General Life Insurance Company. (1)

    (d) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Peter V. Tuters in his capacity as a director or officer of American General Life Insurance Company. (1)

    (e) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacities as directors and, where applicable, officers of American General Life Insurance Company: Messrs. Kelley, Pullium, and Young.1

    (f) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacities as directors and, where applicable, officers of American General Life Insurance Company: Messrs. Atnip and Newton.

    (g) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacity as directors and where applicable, officers of American General Life Insurance Company: Messrs. Martin and Herbert.

    (h) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacity as directors and where applicable, officers of American General Life Insurance Company: Messrs. Fravel and LaGrasse.

(27)                    Financial Data Schedule.

(1) Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-44745) filed on April 28, 1995.



ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

 Name and Principal                                  Positions and Offices
  Business Address                                    with the Depositor
 ------------------                                  ---------------------

 Robert M. Devlin                                    Chairman
 2929 Allen Parkway
 Houston, TX 77019

 Jon P. Newton                                       Vice Chairman
 2929 Allen Parkway
 Houston, TX 77019

 Rodney O. Martin, Jr.                               Director, President & Chief
 2727-A Allen Parkway                                Executive Officer
 Houston, TX  77019

 Michael G. Atnip                                    Director
 2929 Allen Parkway
 Houston, TX 77019

 David A. Fravel                                     Director & Senior Vice President,
 2727-A Allen Parkway                                Insurance Operations
 Houston, TX. 77019

 Robert F. Herbert, Jr.                              Director, Senior Vice President
 2727-A Allen Parkway                                Chief Financial
 Houston, TX 77019                                   Officer, Treasurer & Controller


                                      C-4


 John V. LaGrasse                                    Director, Senior Vice President &
 2727-A Allen Parkway                                Chief Systems Officer
 Houston, TX 77019

 Peter V. Tuters                                     Director, Vice President & Chief
 2929 Allen Parkway                                  Investment Officer
 Houston, TX  77019

 Philip K. Polkinghorn                               Senior Vice President & Chief
 2727-A Allen Parkway                                Marketing Officer
 Houston, TX 77019

 Wayne A. Barnard                                    Vice President & Chief Actuary
 2727-A Allen Parkway
 Houston, TX  77019

 Thomas B. Phillips                                  Vice President, General Counsel
 2727-A Allen Parkway                                & Secretary
 Houston, TX 77019

 Dennis H. Roberts                                   Vice President
 2727-A Allen Parkway
 Houston, TX  77019

 Timothy W. Still                                    Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Steven A. Glover                                    Associate General Counsel &
 2727-A Allen Parkway                                Assistant Secretary
 Houston, TX 77019

 Joyce R. Bilski                                     Administrative Officer
 2727-A Allen Parkway
 Houston, TX 77019

 Farideh Farrokhi                                    Assistant Controller
 2727-A Allen Parkway
 Houston, TX  77019

 Kenneth D. Nunley                                   Associate Tax Officer
 2727-A Allen Parkway
 Houston, TX 77019

ITEM 26.              PERSONS CONTROLLED BY OR UNDER COMMON
                     CONTROL WITH THE DEPOSITOR OR REGISTRANT

                SUBSIDIARIES OF AMERICAN GENERAL CORPORATION (1,2)

The following is a list of American General Corporation's subsidiaries as of February 28, 1997. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).

                                                                                  Jurisdiction of
                         Name                                                      Incorporation
 -----------------------------------------------------------                     -----------------

AGC Life Insurance Company (3)..................................................   Missouri
   The Franklin Life Insurance Company .........................................   Illinois
      The American Franklin Life Insurance Company .............................   Illinois
      Franklin Financial Services Corporation ..................................   Delaware
   American General Life and Accident Insurance Company (4).....................   Tennessee
      American General Exchange, Inc. ..........................................   Tennessee
      Southern Educators Life Insurance Company.................................   Georgia
   American General Life Insurance Company (5)..................................   Texas
      American General Annuity Service Corporation .............................   Texas
       American General Life Insurance Company of New York......................   New York
        The Winchester Agency Ltd. ............................................    New York
      The Variable Annuity Life Insurance Company ..............................   Texas
        The Variable Annuity Marketing Company .................................   Texas
        VALIC Investment Services Company ......................................   Texas
        VALIC Retirement Services Company ......................................   Texas
   The Independent Life and Accident Insurance Company .........................   Florida
      Independent Fire Insurance Company........................................   Florida
         Independent Fire Insurance Company of Florida..........................   Florida
         Old Faithful General Agency, Inc.......................................   Texas
         Thomas Jefferson Insurance Company.....................................   Florida
   Independent Property & Casualty Insurance Company............................   Florida
Allen Property Company .........................................................   Delaware
   Florida Westchase Corporation................................................   Delaware
   Greatwood Development, Inc...................................................   Delaware
   Greatwood Golf Club, Inc. ...................................................   Delaware
   Highland Creek Golf Club, Inc. ..............................................   No. Carolina
   Hunter's Creek Communications Corporation ...................................   Florida
   Pebble Creek Corporation ....................................................   Delaware
   Pebble Creek Development Corporation ........................................   Florida
   Westchase Development Corporation............................................   Delaware
   Westchase Golf Corporation ..................................................   Florida
American General Capital Services, Inc. ........................................   Delaware
American General Corporation (*)................................................   Delaware
American General Delaware Management Corporation (1)............................   Delaware


                                      C-6


American General Finance, Inc. .................................................   Indiana
   AGF Investment Corp. ........................................................   Indiana
   American General Auto Finance, Inc. . .......................................   Delaware
   American General Finance Corporation (6).....................................   Indiana
      American General Finance Group, Inc. .....................................   Delaware
         American General Financial Services, Inc. (7)..........................   Delaware
             The National Life and Accident Insurance Company ..................   Texas
      Merit Life Insurance Co. .................................................   Indiana
      Yosemite Insurance Company ...............................................   California
   American General Finance, Inc................................................   Alabama
   American General Financial Center ...........................................   Utah
   American General Financial Center, Inc. (*)..................................   Indiana
   American General Financial Center, Incorporated (*)..........................   Indiana
   American General Financial Center Thrift Company (*).........................   California
   Thrift, Incorporated (*).....................................................   Indiana
American General Investment Advisory Services, Inc. (*).........................   Texas
American General Mortgage and Land Development, Inc. ...........................   Delaware
   American General Land Development, Inc. .....................................   Delaware
   American General Realty Advisors, Inc. ......................................   Delaware
American General Realty Investment Corporation .................................   Texas
   American General Mortgage Company............................................   Delaware
   GDI Holding, Inc. (*8).......................................................   California
   Ontario Vineyard Corporation ................................................   Delaware
   Pebble Creek Country Club Corporation .......................................   Florida
   Pebble Creek Service Corporation ............................................   Florida
   SR/HP/CM Corporation ........................................................   Texas
American General Property Insurance Company ....................................   Tennessee
Bayou Property Company..........................................................   Delaware
   AGLL Corporation (9).........................................................   Delaware
   American General Land Holding Company .......................................   Delaware
      AG Land Associates, LLC (9)...............................................   California
      Hunter's Creek Realty, Inc. (*)...........................................   Florida
      Summit Realty Company, Inc. ..............................................   So. Carolina
   Lincoln American Corporation.................................................   Delaware
Financial Life Assurance Company of Canada .....................................   Canada
Florida GL Corporation .........................................................   Delaware
GPC Property Company ...........................................................   Delaware
   Cinco Ranch Development Corporation .........................................   Delaware
   Cinco Ranch East Development, Inc. ..........................................   Delaware
   Cinco Ranch West Development, Inc. ..........................................   Delaware
   The Colonies Development, Inc. ..............................................   Delaware
   Fieldstone Farms Development, Inc. ..........................................   Delaware
   Hickory Downs Development, Inc. .............................................   Delaware
   Lake Houston Development, Inc. ..............................................   Delaware
   South Padre Development, Inc. ...............................................   Delaware
Green Hills Corporation ........................................................   Delaware
INFL Corporation ...............................................................   Delaware
Knickerbocker Corporation ......................................................   Texas
   American Athletic Club, Inc. ................................................   Texas


                                      C-7


Pavilions Corporation...........................................................   Delaware
Texas Stars Corporation.........................................................   New York

American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.

                                     NOTES

(1) The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

    American General Capital, L.L.C.
    American General Delaware, L.L.C.

(2) On November 26, 1996, American General Institutional Capital A ("AG Cap Trust"), a Delaware business trust, was created. AG Cap Trust's business and affairs are conducted through its trustees: Bankers Trust Company and Bankers Trust (Delaware). Capital securities of AG Cap Trust are held by non-affiliated third party investors and common securities of AG Cap Trust are held by AGC.

(3) On December 23, 1994, AGCL became the owner of approximately 40% of the shares of common stock of Western National Corporation ("WNC") (the percentage of ownership by the American General insurance holding company system will increase to approximately 46% upon conversion of WNC's Series A Convertible Preferred Stock which AGCL also owns). WNC, a Delaware corporation, owns the following companies:

      WNL Holding Corporation

            Western National Life Insurance Company (TX)
               WesternSave (401K Plan)
            Independent Advantage Financial & Insurance Services, Inc. WNL Investment Advisory Services, Inc.
            Conseco Annuity Guarantee Corp.
            WNL Brokerage Services, Inc.
            WNL Insurance Services, Inc.

    However, AGCL (1) holds the direct interest in WNC and the indirect interests in WNC's subsidiaries for investment purposes; (2) does not direct the operations of WNC or WNL; (3) has no representatives on the Board of Directors of WNC; and (4) is restricted, pursuant to a Shareholder's Agreement between WNC and AGCL, in its right to vote its shares against the slate of directors proposed by WNC's Board of Directors. Accordingly, although WNC and its subsidiaries technically are members of the American General insurance holding company system under insurance holding company laws, AGCL does not direct and control WNC or its subsidiaries.

(4) AGLA owns approximately 20% of Mosher, Inc. ("Mosher") on a fully diluted basis. AGLA owns approximately 11% of Whirlpool Financial Corp. ("Whirlpool") on a fully diluted basis. The total investment of AGLA in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool, but approximately 11% of the Whirlpool stock which has voting rights. The interests in Mosher and Whirlpool (each of which are corporations that are not associated with AGC) are held for investment purposes only.

(5) AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

         American General Insurance Agency, Inc. (Missouri)
         American General Insurance Agency of Hawaii, Inc. (Hawaii)

         American   General   Insurance   Agency   of   Massachusetts,    Inc.
         (Massachusetts)

    In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:

         American General Insurance Agency of Ohio, Inc. (Ohio)
         American General Insurance Agency of Texas, Inc. (Texas)
         American General Insurance Agency of Oklahoma, Inc. (Oklahoma) Insurance Masters Agency, Inc. (Texas)

    AGSI and the foregoing agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.

(6) American General Finance Corporation is the parent of an additional 48 wholly owned subsidiaries incorporated in 30 states and Puerto Rico for the purpose of conducting its consumer finance operations, INCLUDING those noted in footnote 7 below.

(7) American General Financial Services, Inc. is the parent of an additional 7 wholly owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

(8) AGRI owns only a 75% interest in GDI Holding, Inc.

(9) AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a 98.75% managing interest and AGLL owns a 1.25% managing interest.

All of the subsidiaries of AG Life are included in its consolidated financial statements, which are filed in Part B of this Registration Statement.

ITEM 27.  NUMBER OF CONTRACT OWNERS

The total number of Contract Owners as of February 28, 1997 was 943. The Group Variable Retirement Annuity Contract, which accounts for 21 of the total number of Contracts, is no longer offered for sale.

ITEM 28.  INDEMNIFICATION

AG  Life's   By-Laws,   as  amended,   include   provisions   concerning   the
indemnification of its officers and directors, and certain other persons. These provisions are described below:

Article VII, section 1, of AG Life's By-Laws provides, in part, that AG Life shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of AG Life) by reason of the fact that such person is or was serving at the request of AG Life, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of AG Life and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2 and section 3, provide that AG Life shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of AG Life to procure a judgment in its favor by reason of the fact that such person is or was acting on behalf of AG Life, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of AG Life, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to AG Life, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or (c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by AG Life only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by AG Life or the indemnified agent or the attorney or other per-sons rendering services in connection with the defense, whether or not such application by the attorney, or indemnified person is opposed by AG Life.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of AG Life, or is or was serving at the request of AG Life as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of AG Life or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, office or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between AG Life and AGSI, AG Life agrees to indemnify AGSI against damages arising out of material misstatements or omissions in the registration statement of the related prospectus, and AGSI agrees to indemnify AG Life against damages arising out of any act of any employee of AGSI.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Registrant's   principal   underwriter,    American   General   Securities
    Incorporated, also acts as principal underwriter for American General Life Insurance Company Separate Account D.

(b) The directors and officers of the principal underwriter are:

                                                  Position and Offices
                                                  with Underwriter,
 Name and Principal                               American General
  Business Address                                Securities  Incorporated
 ------------------                               -------------------------
F. Paul Kovach, Jr.                               Director & President
American General Securities
   Incorporated
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert                                 Director & Associate Tax Officer
American General Life
2727-A Allen Parkway
Houston, Texas 77019

John V. LaGrasse                                  Director & Vice President
American General Life
2727-A Allen Parkway
Houston, TX 77019

Thomas B. Phillips                                Director & Secretary
American General Life
2727-A Allen Parkway
Houston, TX  77019

Rodney O. Martin, Jr.                             Director
American General Life
2727-A Allen Parkway
Houston, TX 77019


                                     C-11


Fred G. Fram                                      Vice President
American General Securities
   Incorporated
2727 Allen Parkway
Houston, TX  77019

Steven A. Glover                                  Assistant Secretary
American General Life
2727-A Allen Parkway
Houston, TX  77019

Carole D. Hlozek                                  Administrative Officer
American General Securities
   Incorporated
2727 Allen Parkway
Houston, TX  77019

J. Andrew Kalbaugh                                Administrative Officer
American General Securities
   Incorporated
2727 Allen Parkway
Houston, TX  77019

Kenneth D. Nunley                                 Associate Tax Officer
2727-A Allen Parkway
Houston, TX 77019


(c) American General Securities Incorporated is the principal underwriter for Separate Account A. The licensed agents who sell the Individual Variable Retirement Annuity Contracts are compensated for such sales by commissions paid by AG Life. These commissions do not result in any charge to Separate Account A or to Contract Owners, Participants, Annuitants or Beneficiaries, as those terms are defined in the Individual Variable Retirement Annuity Contracts, in addition to the charges described in the prospectuses for such Contracts.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records required under Section 31 (a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AG Life, at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019.

ITEM 31.  MANAGEMENT SERVICES

          Not Applicable

ITEM 32.          UNDERTAKINGS

The Registrant undertakes: (A) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; (B) to include either (1) as part of any application to purchase a Contract offered by these prospectuses, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number, post card or similar written communication affixed to or included in the applicable prospectus that the applicant can remove to send for a Statement of Additional Information; (C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it intends to comply with provisions of paragraphs (1) - (4) of that letter as follows:

Registrant will:

(1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each Registration Statement, including the prospectus, used in connection with the offer of the Contracts;

(2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts;

(3) Instruct sales representatives who solicit participants to purchase the Contract specifically to bring the redemption restrictions imposed by
    Section 403(b)(211) to the attention of the potential participants; and

(4) Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his Contract value.

REPRESENTATION REGARDING REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(C)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

AGL represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AGL under the Contracts. AGL bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for AGL to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

                                  SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 14th day of April, 1997.

AMERICAN GENERAL LIFE INSURANCE              AMERICAN GENERAL LIFE INSURANCE
  COMPANY SEPARATE ACCOUNT A                           COMPANY
        (Registrant)                                  (Depositor)

By: /s/ROBERT F. HERBERT, JR.                By:/s/ROBERT F. HERBERT, JR
    -------------------------------             -------------------------------
     ROBERT F. HERBERT, JR.                     ROBERT F. HERBERT, JR.
     Senior Vice President of                   Senior Vice President
     American General Life
     Insurance Company

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                          Title                          Date
        -----------                        -------                        ------
 RODNEY O. MARTIN, JR.*            Principal Executive Officer         April 14, 1997
 --------------------------
 (Rodney O. Martin, Jr.)

 ROBERT F. HERBERT, JR.*             Principal Financial and           April 14, 1997
 --------------------------           Accounting Officer
 (Robert F. Herbert, Jr.)


                                     Directors
                                    -----------

 RODNEY O. MARTIN, JR.*                                   ROBERT F. HERBERT, JR*
 --------------------------                               -------------------------
 (Rodney O. Martin, Jr.)                                  (Robert F.Herbert, Jr)

 MICHAEL G. ATNIP*                                        JOHN V. LAGRASSE*
 --------------------------                               -------------------------
 (Michael G. Atnip)                                       (John V. LaGrasse)

 JON P. NEWTON*                                           ROBERT M. DEVLIN*
 --------------------------                               -------------------------
 (Jon P. Newton)                                          (Robert M. Devlin)

 PETER V. TUTERS*                                         DAVID A. FRAVEL*
 --------------------------                               -------------------------
 (Peter V. Tuters)                                        (David A. Fravel)



 /s/ Steven A. Glover                                     April 14, 1997
 --------------------------
 *By Steven A. Glover, Attorney-in-Fact

                                 EXHIBIT INDEX

(10)           Consent of Independent Auditors.

(15)(f) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacities as directors and, where applicable, officers of American General Life Insurance Company: Messrs. Atnip and Newton.

(15)(g) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacity as directors and, where applicable, officers of American General Life Insurance Company: Messrs. Martin and Herbert.

(15)(h) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacity as directors and, where applicable, officers of American General Life Insurance Company: Messrs. Fravel and LaGrasse.

(27)           Financial Data Schedule.